485BPOS
                                                             File No. 33-45961
                                                             File No. 811-6569
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.   20549
                                  Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
                       Pre-Effective Amendment No. ____
                       Post-Effective Amendment No. 15
                                    and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X
                               Amendment No. 15
WADDELL & REED FUNDS, INC.
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                     (Exact Name as Specified in Charter)
6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
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           (Address of Principal Executive Office)       (Zip Code)
Registrant's Telephone Number, including Area Code  (913) 236-2000
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Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
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                   (Name and Address of Agent for Service)
It is proposed that this filing will become effective
          _____  immediately upon filing pursuant to paragraph (b)
          __X__  on June 30, 2000 pursuant to paragraph (b)
          _____  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485
          _____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment
      ==================================================================
                  DECLARATION REQUIRED BY RULE 24f-2 (a) (1)
     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended March 31, 2000 was filed on June 27, 2000.

Prospectus
 June 30, 2000
 W&R Funds
 EQUITY, GROWTH AND INCOME
& ASSET ALLOCATION FUNDS
 Asset Strategy Fund
International Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund
Total Return Fund
 The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.
   CONTENTS
     3     An Overview of the Funds
    3     Asset Strategy Fund
   10     International Growth Fund
   16     Large Cap Growth Fund
   20     Mid Cap Growth Fund
   24     Science and Technology Fund
   30     Small Cap Growth Fund
   36     Tax-Managed Equity Fund
   40     Total Return Fund
   46     The Investment Principles of the Funds
   55     Your Account
   77     The Management of the Funds
   81     Financial Highlights
   AN OVERVIEW OF THE FUND
 GOAL
 W&R Asset Strategy Fund (formerly, Waddell & Reed Asset Strategy Fund) seeks high total return over the long term.
Principal Strategies
 Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.
 _ The stock class includes equity securities of all types, although Waddell
  & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
 _ The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount of junk bonds, up to 35% of the Fund's total assets, which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's

  Investors Service, Inc. ("MIS") or unrated bonds deemed by WRIMCO to be of comparable quality.
 _ The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.
 _ Within each of these classes, the Fund may invest in both domestic and foreign securities.
 The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

 Mix
 - Stocks 70%
(can range
 from
 0-100%)
 - Bonds 25%
(can range
from
0-100%)
 - Short-term 5%
(can range from
 0-100%)

 Principal Risks of Investing in the Fund
 Because Asset Strategy Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ the skill of WRIMCO in allocating the Fund's assets among different types of investments;
 _ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;
 _ an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;
 _ prepayment of higher-yielding bonds held by the Fund;
 _ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.
 Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.
 Investments by the Fund in junk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you. You should consider whether the Fund fits your investment objectives.
   PERFORMANCE
 Asset Strategy Fund
 The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
 _ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
 _ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
 _ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.
 _ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
 Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                         CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
      1996                    3.92%
     1997                   10.84%
     1998                    8.64%
     1999                   21.22%
 In the period shown in the chart, the highest quarterly return was 15.52% (the fourth quarter of 1999) and the lowest quarterly return was -4.97% (the first quarter of 1997). The Class C return for the year through March 31, 2000 was 15.58%.

_ The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
 Average Annual Total Returns
as of December 31, 1999 (%)                 1 Year      Life of Class2
 Class C Shares of Asset Strategy Fund1      21.22%              10.05%
S&P 500 Index                               21.09%              27.53%
Salomon Brothers Broad
Investment Grade Index                      -0.83%               6.86%
Salomon Brothers Short-Term Index
for 1 Month Certificates of Deposit          5.32%               5.62%
Lipper Flexible Portfolio Funds
Universe Average                            12.50%              16.21%
 Class Y Shares of Asset Strategy Fund       22.24%              11.90%
S&P 500 Index                               21.09%              26.45%
Salomon Brothers Broad
Investment Grade Index                      -0.83%               5.20%
Salomon Brothers Short-Term Index
for 1 Month Certificates of Deposit          5.32%               5.55%
Lipper Flexible Portfolio
Funds Universe Average                      12.50%              14.44%
 The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
 _ The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.
 _ Since April 20, 1995 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from April 30, 1995 and December 31, 1995, respectively.
   FEES AND EXPENSES
 Asset Strategy Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
 Shareholder Fees
(fees paid directly from             Class A   Class B  Class C   Class Y
your investment)                      Shares    Shares   Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                     5.75%      None     None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                      None2        5%       1%      None

Annual Fund Operating Expenses3
(expenses that are deducted          Class A   Class B  Class C   Class Y
from Fund assets)                     Shares    Shares   Shares    Shares
 Management Fees                        0.70%     0.70%    0.70%     0.70%
 Distribution and Service
(12b-1) Fees                           0.25%     1.00%    1.00%     0.25%
 Other Expenses                         0.51%     0.51%    0.51%     0.38%
 Total Annual Fund
Operating Expenses                     1.46%     2.21%    2.21%     1.33%
 1 The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3 Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed
at end of period:           1 Year     3 Years      5 Years     10 Years
Class A Shares                $715      $1,010       $1,327       $2,221
Class B Shares                $624       $ 991       $1,285       $2,353(1)
Class C Shares                $324       $ 691       $1,185       $2,544
Class Y Shares                $135       $ 421        $ 729       $1,601
 If shares are not redeemed
at end of period:           1 Year     3 Years      5 Years     10 Years
Class A Shares                $715      $1,010       $1,327       $2,221
Class B Shares                $224       $ 691       $1,185       $2,353(1)
Class C Shares                $224       $ 691       $1,185       $2,544
Class Y Shares                $135       $ 421        $ 729       $1,601
(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

 AN OVERVIEW OF THE FUND
 GOALS
 W&R International Growth Fund (formerly, Waddell & Reed International Growth
Fund) seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.
 Principal Strategies
 International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region and/or represented by the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.
 WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:
 _ growth potential;
 _ earnings potential;
 _ industry position; and
 _ applicable economic and market conditions.
 Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
 Principal Risks of Investing in the Fund
 Because International Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ changes in foreign exchange rates, which may affect the value of the securities the Fund holds;
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;
 _ the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds; and
 _ WRIMCO's skill in evaluating and selecting securities for the Fund. Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.
 Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your investment objectives.
   PERFORMANCE
 International Growth Fund
 The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
 _ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
 _ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
 _ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.
 _ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
 Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                         CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
      1993                    3.62%
     1994                    0.12%
     1995                    8.34%
     1996                   19.11%
     1997                   16.89%
     1998                   31.72%
     1999                   88.66%
 In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.21% (the third quarter of 1998). The Class C return for the year through March 31, 2000 was 8.88%.

1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
 Average Annual Total Returns
as of December 31, 1999 (%)            1 Year      5 Years   Life of Class2
 Class C Shares of
International Growth Fund1             88.66%       30.25%      19.91%
Morgan Stanley Capital
International E.A.FE. Index            26.96%       12.83%      13.55%
Lipper International
Funds Universe Average                 40.80%       15.05%      14.91%
 Class Y Shares of
International Growth Fund              90.62%                   37.56%
Morgan Stanley Capital
International E.A.FE. Index            26.96%       12.83%      13.24%
Lipper International
Funds Universe Average                 40.80%       15.05%      16.81%
 The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.
 1 The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
 2 Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
   FEES AND EXPENSES
 International Growth Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
 Shareholder Fees
 (fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                  None2        5%        1%      None
 Annual Fund Operating Expenses3

(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
 Management Fees                    0.85%     0.85%     0.85%     0.85%
 Distribution and Service
(12b-1) Fees                       0.25%     1.00%     1.00%     0.25%
 Other Expenses                     0.52%     0.52%     0.52%     0.35%
 Total Annual Fund
Operating Expenses                 1.62%     2.37%     2.37%     1.45%
 1 The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3 Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed
at end of period:              1 Year      3 Years   5 Years  10 Years
Class A Shares                   $730       $1,057    $1,406    $2,386
Class B Shares                   $640       $1,039    $1,365    $2,517(1)
Class C Shares                   $340        $ 739    $1,265    $2,706
Class Y Shares                   $148        $ 459     $ 792    $1,735
 If shares are not redeemed
at end of period:              1 Year      3 Years   5 Years  10 Years
Class A Shares                   $730       $1,057    $1,406    $2,386
Class B Shares                   $240        $ 739    $1,265    $2,517(1)
Class C Shares                   $240        $ 739    $1,265    $2,706
Class Y Shares                   $148        $ 459     $ 792    $1,735
(1)Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

 AN OVERVIEW OF THE FUND
 GOAL
 W&R Large Cap Growth Fund
 seeks the appreciation of your investment.
 Principal Strategies
 Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in companies of any size.
 WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:
 _ changes in economic and political conditions;
 _ the short-term and long-term outlook for the industry being analyzed;
 _ the management capability of the company being considered; and _ the company's market position, product line, technological position and prospects for increased earnings.
 WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.
 Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
 Principal Risks of Investing in the Fund
 Because Large Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
 _ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
 _ the skill of WRIMCO in evaluating and selecting securities for the Fund. Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.
 As well, the Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.
   PERFORMANCE
 Large Cap Growth Fund
 The Fund has not been in operation for a full calendar year, therefore it does not have performance information of at least one calendar year to include a bar chart or performance table.
   FEES AND EXPENSES
 Large Cap Growth Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
 Shareholder Fees
(fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                  None2        5%        1%      None
 Annual Fund Operating Expenses3
(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
 Management Fees                    0.70%     0.70%     0.70%     0.70%
 Distribution and Service
(12b-1) Fees                       0.25%     1.00%     1.00%     0.25%
 Other Expenses                     0.18%     0.18%     0.18%     0.18%
 Total Annual Fund
Operating Expenses                 1.13%     1.88%     1.88%     1.13%
 1 The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For

  Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2 A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3 The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed at end of period:         1 Year        3 Years
Class A Shares                                     $684           $913
Class B Shares                                     $591           $891
Class C Shares                                     $291           $591
Class Y Shares                                     $115           $359
 If shares are not redeemed at end of period:     1 Year        3 Years
Class A Shares                                     $684           $913
Class B Shares                                     $191           $591
Class C Shares                                     $191           $591
Class Y Shares                                     $115           $359
   AN OVERVIEW OF THE FUND
 W&R Mid Cap Growth Fund
 seeks the growth of your investment.
 Principal Strategies
 Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index ("Russell Mid-Cap") and that WRIMCO believes offer above-average growth potential.
 In selecting companies, WRIMCO may look at a number of factors, such as:
 _ new or innovative products or services;
 _ adaptive or creative management;
 _ strong financial and operational capabilities to sustain growth;
 _ market potential; and

_ profit potential.
 Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
 Principal Risks of Investing in the Fund
 Because Mid Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;
 _ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy; and _ the skill of WRIMCO in evaluating and selecting securities for the Fund. Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.
 Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.
   PERFORMANCE
 Mid Cap Growth Fund
 The Fund has not been in operation for a full calendar year, therefore it does not have performance information of at least one calendar year to include a bar chart or performance table.
   FEES AND EXPENSES
 Mid Cap Growth Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                  None2        5%        1%      None
 Annual Fund Operating Expenses3
(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
  Management Fees                    0.85%     0.85%     0.85%     0.85%
Distribution and Service
(12b-1) Fees                       0.25%     1.00%     1.00%     0.25%
 Other Expenses                     0.26%     0.56%     0.47%     0.20%
 Total Annual Fund
Operating Expenses                 1.36%     2.41%     2.32%     1.30%
 1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed at end of period:         1 Year        3 Years
Class A Shares                                     $706          $ 981

Class B Shares                                     $644         $1,051
Class C Shares                                     $335          $ 724
Class Y Shares                                     $132          $ 412
 If shares are not redeemed at end of period:     1 Year        3 Years
Class A Shares                                     $706          $ 981
Class B Shares                                     $244          $ 751
Class C Shares                                     $235          $ 724
Class Y Shares                                     $132          $ 412
   AN OVERVIEW OF THE FUND
 GOAL
 W&R Science and Technology Fund
 (formerly, Waddell & Reed Science and Technology Fund) seeks long-term capital growth.
 Principal Strategies
 Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size. WRIMCO typically emphasizes growth potential in selecting stocks; that is WRIMCO seeks companies in which earnings are likely to grow faster than the economy.
 WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:
 _ growth potential;
 _ earnings potential;
 _ management;
 _ industry position; and
 _ applicable economic and market conditions.
 Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
 Principal Risks of Investing in the Fund
 Because Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;
 _ rapid obsolescence of products or processes of companies in which the Fund invests;
 _ government regulation in the science and technology industry;

_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
 _ WRIMCO's skill in evaluating and selecting securities for the Fund.
 Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.
 The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.
   PERFORMANCE
 Science and Technology Fund
 The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
 _ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
 _ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
 _ The performance table shows the Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.
 _ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
 Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                              CHART OF RETURNS
                      as of December 31 each year (%)1
      1998                   44.03%
     1999                  177.01%2
 In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -12.63% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 11.16%.
 1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
 2.
  A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally benefical an impact on performance.
 Average Annual Total Returns
as of December 31, 1999 (%)                1 Year     Life of Class2
 Class C Shares of
Science and Technology Fund1              177.01%          78.78%
Goldman Sachs Technology
Industry Composite Index                   88.86%          53.80%
S&P 400 Industrials Index                  26.05%          24.64%
Lipper Science and Technology
Funds Universe Average                    134.77%          59.78%
 Class Y Shares of
Science and Technology Fund               175.81%         117.27%
Goldman Sachs Technology
Industry Composite Index                   88.86%          84.62%
S&P 400 Industrials Index                  26.05%          26.27%
Lipper Science and Technology
Funds Universe Average                    134.77%          99.09%
 The indexes shown are broad-based, securities market indexes that are unmanaged. The Goldman Sachs Technology Industry Composite Index will replace the S&P 400 Industrials Index. WRIMCO believes that the Goldman Sachs Technology Industry Composite Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of securities in which the Fund invests. Both indexes are presented for comparison purposes. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
 1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
 2.
  Since July 31, 1997 for Class C shares (based on the prior Class B shares) and June 9, 1998 for Class Y shares. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from June 30, 1998.
   FEES AND EXPENSES
 Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
 Shareholder Fees
(fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested
or redemption value)               None2        5%        1%      None
 Annual Fund Operating Expenses3
(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
 Management Fees                    0.85%     0.85%     0.85%     0.85%
 Distribution and Service
(12b-1) Fees                       0.25%     1.00%     0.99%     0.25%
 Other Expenses                     0.38%     0.38%     0.38%     0.30%
 Total Annual Fund
Operating Expenses                 1.48%     2.23%     2.22%     1.40%
 1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                 1 Year   3 Years   5 Years  10 Years
Class A Shares                      $717    $1,016    $1,336    $2,242
Class B Shares                      $626     $ 997    $1,295    $2,373(1)
Class C Shares                      $325     $ 694    $1,190    $2,554
Class Y Shares                      $143     $ 443     $ 766    $1,680
 If shares are not redeemed
at end of period:                 1 Year   3 Years   5 Years  10 Years
Class A Shares                      $717    $1,016    $1,336    $2,242
Class B Shares                      $226     $ 697    $1,195    $2,373(1)
Class C Shares                      $225     $ 694    $1,190    $2,554
Class Y Shares                      $143     $ 443     $ 766    $1,680
(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
   AN OVERVIEW OF THE FUND
 GOAL
 W&R Small Cap Growth Fund
 (formerly Waddell & Reed Growth Fund) seeks growth of capital.
 Principal Strategies
 Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category ("small cap stocks"). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.
 In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:
 _ aggressive or creative management;
 _ technological or specialized expertise;
 _ new or unique products or services; and _ entry into new or emerging industries.
 In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.
 Principal Risks of Investing in the Fund
 Because Small Cap Growth Fund owns different types of securities, a variety of factors can affect its investment performance, such as:
 _ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

_ the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
 _ WRIMCO's skill in evaluating and selecting securities for the Fund.
 _ Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.
 Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:
 _ products offered may fail to sell as anticipated;
 _ a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry;
 _ the company may never achieve profitability; and _ economic, market and technological factors may cause the new industry itself to lose favor with the public.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.
   PERFORMANCE
 Small Cap Growth Fund
 The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
 _ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
 _ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
 _ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
 Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                         CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
      1993                   24.20%
     1994                   12.75%
     1995                   32.14%
     1996                    2.30%
     1997                   21.12%
     1998                   44.57%
     1999                   61.42%
 In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -13.74% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 10.41%.
 1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
 Average Annual Total Returns
as of December 31, 1999 (%)       1 Year     5 Years    Life of Class2
 Class C Shares of
Small Cap Growth Fund1            61.42%      30.75%       28.84%
Russell 2000 Growth Index         43.08%      18.95%       16.94%
Nasdaq Industrials Index          71.67%      24.33%       19.35%
 Class Y Shares of
Small Cap Growth Fund             62.79%                   31.67%
Russell 2000 Growth Index         43.08%      18.95%       16.12%
Nasdaq Industrials Index          71.67%      24.33%       23.43%
 The indexes shown are broad-based, securities market indexes that are unmanaged. The Russell 2000 Growth Index will replace the Nasdaq Industrials Index. WRIMCO believes that the Russell 2000 Growth Index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented for comparison purposes.
 1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
 2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
   FEES AND EXPENSES

Small Cap Growth Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
 Shareholder Fees
(fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                  None2        5%        1%      None
 Annual Fund Operating Expenses3
(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
 Management Fees                    0.85%     0.85%     0.85%     0.85%
 Distribution and Service
(12b-1) Fees                       0.25%     1.00%     1.00%     0.25%
 Other Expenses                     0.26%     0.26%     0.26%     0.26%
Total Annual Fund
Operating Expenses                 1.36%     2.11%     2.11%     1.36%
 1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                 1 Year   3 Years   5 Years  10 Years
Class A Shares                      $706      $981    $1,277    $2,116
Class B Shares                      $614      $961    $1,234    $2,248(1)
Class C Shares                      $314      $661    $1,134    $2,441
Class Y Shares                      $138      $431     $ 745    $1,635
 If shares are not redeemed
at end of period:                 1 Year   3 Years   5 Years  10 Years
Class A Shares                      $706      $981    $1,277    $2,116
Class B Shares                      $214      $661    $1,134    $2,248(1)
Class C Shares                      $214      $661    $1,134    $2,441
Class Y Shares                      $138      $431     $ 745    $1,635
(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
   AN OVERVIEW OF THE FUND
 GOAL
 W&R Tax-Managed Equity Fund
 seeks long-term growth of capital while minimizing taxable gains and income to shareholders.
 Principal Strategies
 Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.
 WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.
 In selecting companies, WRIMCO typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.
 When deciding to sell a security, WRIMCO considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.
 Principal Risks of Investing in the Fund

Because Tax-Managed Equity Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ the skill of WRIMCO in evaluating and selecting securities for the Fund;
 _ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
 _ the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced;
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
 _ the Fund's tax-sensitive investment strategy not limiting taxable income and realized capital gains as contemplated.
 Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies, and growth stock in general, may also experience volatile trading and price fluctuations.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.
   PERFORMANCE
 Tax-Managed Equity Fund
 The Fund has not been in operation for a full calendar year; therefore, it does not have performance information of at least one calendar year to include a bar chart or performance table.
   FEES AND EXPENSES
 Tax-Managed Equity Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
 Shareholder Fees
(fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                  None2        5%        1%      None
 1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 Annual Fund Operating Expenses3
(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
 Management Fees                    0.65%     0.65%     0.65%     0.65%
 Distribution and Service
(12b-1) Fees                       0.25%     1.00%     1.00%     0.25%
 Other Expenses                     0.40%     0.40%     0.40%     0.20%
 Total Annual Fund
Operating Expenses                 1.30%     2.05%     2.05%     1.10%
 3.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed at end of period:         1 Year        3 Years
Class A Shares                                     $700           $963
Class B Shares                                     $608           $943
Class C Shares                                     $308           $643
Class Y Shares                                     $112           $350
 If shares are not redeemed at end of period:     1 Year        3 Years

Class A Shares                                     $700           $963
Class B Shares                                     $208           $643
Class C Shares                                     $208           $643
Class Y Shares                                     $112           $350
   AN OVERVIEW OF THE FUND
 GOAL
 W&R Total Return Fund
 (formerly Waddell & Reed Total Return Fund) seeks to provide capital growth and income
 Principal Strategies
 Total Return Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies with dominant market positions in their industries and with a record of paying regular dividends on common stock, or that have the potential for capital appreciation. When WRIMCO believes that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding or non-dividend-paying common stocks because of their prospects for capital appreciation.
 WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:
 _ profitability record;
 _ history of improving sales and profits;
 _ management;
 _ leadership position in its industry;
 _ stock price value; and
 _ dividend payment history.
 Generally, in determining whether to sell either an equity security or a debt security, WRIMCO uses the same analysis used in order to determine if the equity security offers opportunities for capital appreciation or if the debt security continues to provide adequate income. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
 Principal Risks of Investing in the Fund
 Because Total Return Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
 _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;
 _ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
 _ an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline; and
 _ WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.
 As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 Who May Want to Invest
 Total Return Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your investment objectives.
   PERFORMANCE
 Total Return Fund
 The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
 _ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
 _ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
 _ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.
 _ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
 Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                         CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
      1993                   14.03%
     1994                   -2.07%
     1995                   29.65%
     1996                   18.12%
     1997                   24.61%
     1998                   20.73%
     1999                   12.15%
 In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -7.12% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 11.33%.

1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
 Average Annual Total Returns
 as of December 31, 1999 (%)       1 Year   5 Years      Life of Class2
 Class C Shares of
Total Return Fund1                12.15%    20.91%         16.66%
 S&P 500 Index                     21.09%    28.59%         21.55%
 Lipper Growth and Income
Funds Universe Average            13.76%    21.34%         16.80%
 Class Y Shares of
Total Return Fund                 12.96%                   19.68%
 S&P 500 Index                     21.09%    28.59%         26.45%
 Lipper Growth and Income
Funds Universe Average            13.76%    21.34%         19.03%
 The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
 1.
  1The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
 2.
  2Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
   FEES AND EXPENSES
 Total Return Fund
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
 Shareholder Fees
(fees paid directly from         Class A   Class B   Class C   Class Y
your investment)                  Shares    Shares    Shares    Shares
 Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 5.75%      None      None      None
 Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                  None2        5%        1%      None
 Annual Fund Operating Expenses3

(expenses that are deducted      Class A   Class B   Class C   Class Y
from Fund assets)                 Shares    Shares    Shares    Shares
 Management Fees                    0.70%     0.70%     0.70%     0.70%
 Distribution and Service
(12b-1) Fees                       0.25%     1.00%     1.00%     0.25%
 Other Expenses                     0.28%     0.28%     0.28%     0.22%
 Total Annual Fund
Operating Expenses                 1.23%     1.98%     1.98%     1.17%
 1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
 2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
 Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed
at end of period:                 1 Year   3 Years   5 Years  10 Years
 Class A Shares                      $693      $943    $1,212    $1,978
Class B Shares                      $601      $921    $1,168   $2,1111
Class C Shares                      $301      $621    $1,068    $2,306
Class Y Shares                      $119      $372     $ 644    $1,420
 If shares are not redeemed
at end of period:                 1 Year   3 Years   5 Years  10 Years
 Class A Shares                      $693      $943    $1,212    $1,978
Class B Shares                      $201      $621    $1,068   $2,1111
Class C Shares                      $201      $621    $1,068    $2,306
Class Y Shares                      $119      $372     $ 644    $1,420
 1.
  Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

 THE INVESTMENT PRINCIPLES OF THE FUNDS
 Investment Goals, Principal Strategies and Other Investments
 W&R Asset Strategy Fund
 The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.
 Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.
 WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.
 The mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class in general. The allowable range and approximate percentage of the mix for each asset class, as a percentage of total assets of the Fund, are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.
 Mix       Range
---------   ------
Stock
class          0-100%
70%
Bond
class          0-100%
25%
Short-term
class           0-100%
5%
 WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.
 As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:
 _ money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or _ precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.
 W&R International Growth Fund
 The primary goal of the International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of foreign issuers. There is no guarantee that the Fund will achieve its goals.
 The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade.
 Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country. As well, the Fund will invest at least 65% of its total assets in growth securities (primarily in common stock) during normal market conditions. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.
 When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may invest up to all of the Fund's assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both, and may also invest up to all of the Fund's assets in U.S. securities. By taking a temporary defensive position the Fund may not achieve its investment objectives.
 W&R Large Cap Growth Fund
 The goal of the Large Cap Growth Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee that the Fund will achieve its goal. The Fund will, under normal market conditions, invest at least 65% of its total assets in large cap growth securities.
 The Fund invests primarily in common stock but may also own, to a limited extent, preferred stock and debt securities, typically of investment grade and of any maturity. The Fund may also own convertible securities. As well, the Fund may invest, to a lesser extent, in foreign securities.
 At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. By taking a temporary defensive position in either or both of these ways the Fund may not achieve its investment objective.
  W&R Mid Cap Growth Fund
 The goal of the Mid Cap Growth Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the Russell Mid-Cap. Companies whose capitalization falls outside the range of the Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the

Fund's investment policy. There is no guarantee that the Fund will achieve its goal. The Fund will, under normal market conditions, invest at least 65% of its total assets in mid cap securities.
In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.
 When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, short-term securities issued by the U.S. Government or its agencies or instrumentalities and other money market instruments) and/or preferred stocks. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.
 W&R Science and Technology Fund
 The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.
 The Fund invests in such areas as:
 _ aerospace and defense electronics;
 _ biotechnology;
 _ business machines;
 _ cable and broadband access;
 _ communications and electronic equipment;
 _ computer software and services;
 _ computer systems;
 _ electronics;
 _ electronic media;
 _ internet and internet-related services;
 _ medical devices and drugs;
 _ medical and hospital supplies and services; and _ office equipment and supplies.
 The Fund primarily owns common stock; however, it may invest, to a lesser extent, in preferred stock, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.
 Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than those of science or technology companies. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade.
By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Small Cap Growth Fund
 The goal of Small Cap Growth Fund (formerly, Growth Fund) is growth of capital. The Fund seeks to achieve its goal by investing primarily in common stocks of small capitalization companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. There is no guarantee that the Fund will achieve its goal.
 The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap securities. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities; however, it may not invest more than 10% of its total assets in foreign securities.
 When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.
 W&R Tax-Managed Equity Fund
 The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.
 The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee that the Fund will achieve its goal.
 WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:
 _ a long-term, low turnover approach to investing;
 _ an emphasis on lower-yielding securities to require distribution of little, if any, taxable income;
 _ an attempt to avoid net realized short-term gains;
 _ in the sale of portfolio securities, selection of the most tax-favored lots; and
 _ selective tax-advantaged hedging techniques as an alternative to taxable sales.
 The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, primarily common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities; however, it may not invest more than 25% of its total assets in foreign securities.
 When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.
 W&R Total Return Fund
 The goal of Total Return Fund is to provide capital growth and income. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies that have a record of paying regular dividends or have the potential for capital appreciation. The Fund may invest a limited amount of its assets in foreign securities. There is no guarantee that the Fund will achieve its goals.
 When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:
 _ hold cash, commercial paper, certificates of deposit or other short-term investments;
 _ invest in debt securities (including commercial paper or short-term U.S.
  Government securities); or
 _ invest in convertible preferred stock.
 By taking a temporary defensive position the Fund may not achieve its investment objective.
 All Funds
 Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.
 You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").
 Risk Considerations of Principal Strategies and Other Investments
 Risks exist in any investment. Each Fund is subject to equity and market risk and financial risk.
 _ Market risk is the possibility of a change in the price of the security.
  The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks.
  To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.
 _ Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.
 Notwithstanding Tax-Managed Equity Fund's use of tax management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time which could include adverse changes to applicable tax rates or capital gains holding periods.
 Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.
 Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.
 Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.
   YOUR ACCOUNT
 Choosing a Share Class
 Each Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.
 Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A                Class B                     Class C
 Initial sales charge   No initial sales charge     No initial sales charge
 No deferred sales      Deferred sales charge on    A 1% deferred sales
charge1                shares you sell within      charge on shares you
                       six years after purchase    sell within twelve
                         months after
                         purchase
 Maximum distribution   Maximum distribution        Maximum distribution
and service (12b-1)    and service (12b-1) fees    and service (12b-1)
fees of 0.25%          of 1.00%                    fees of 1.00%
 For an investment of   Converts to Class A         Does not convert
$2 million or more,    shares 8 years after the    to Class A shares,
only Class A shares    month in which the shares   so annual expenses
are available          were purchased, thus        do not decrease
                       reducing future annual
                       expenses
                        For an investment of
                       $300,000 or more,
                       your financial
                       advisor typically will
                       recommend purchase of
                       Class A shares due to a
                       reduced sales charge and
                       lower annual expenses
 1.
  A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
 Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("Rule 12b-1") for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.
 Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
 Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class
C shares.
 Size of Purchase
                                                   Sales Charge   Reallowance
                                                   as Approx.     to Dealers
                                   Sales Charge    Percent of     as Percent
                                   as Percent of     Amount      of Offering
                                  Offering Price    Invested         Price
 Under $100,000                         5.75%          6.10%          5.00%
$100,000 to less than $200,000         4.75           4.99           4.00
$200,000 to less than $300,000         3.50           3.63           2.80
$300,000 to less than $500,000         2.50           2.56           2.00
$500,000 to less than $1,000,000       1.50           1.52           1.20
$1,000,000 to less than $2,000,000     1.00           1.01           0.75
$2,000,000 and over                    0.001          0.001          0.50
 1.
  No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments a Fund may impose a CDSC of 1% on redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value ("NAV") above the initial purchase price.
 Waddell & Reed, Inc. or its affiliate(s) may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. or its affiliate(s) may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.
 Sales Charge Reductions and Waivers
 Lower sales charges are available by:
 _ Combining additional purchases of Class A shares of any of the funds in the W&R Funds and/or the Waddell & Reed Advisors Funds, except Class A shares of Money Market Fund or Cash Management (formerly known as United Cash Management) unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");
 _ Grouping all purchases of Class A shares, except shares of Cash Management or Money Market Fund made during a thirteen-month period ("Letter of Intent"); and
 _ Grouping purchases by certain related persons.
 Additional information and applicable forms are available from your financial advisor.
 Waivers for Certain Investors
 Class A shares may be purchased at NAV by:

_ The Directors and officers of the Fund or of any affiliated entity of
  Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;
 _ Certain retirement plans and certain trusts for these persons; and
 _ Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, and the purchase is made within 60 days of such redemption.
 You will find more information in the SAI about sales charge reductions and waivers.
 Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.
 To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.
 Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.
 Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares and any dividends and distributions paid on such shares automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.
 The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the
CDSC discussed below.
   Contingent Deferred Sales Charge
     on Shares Sold within Year         As % of Amount Subject to Charge
                  1                                   5.0%
                  2                                   4.0%
                  3                                   3.0%
                  4                                   3.0%
                  5                                   2.0%

                  6                                   1.0%
                  7+                                  0.0%
 In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.
 For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.
 Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.
 For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.
 The CDSC will not apply in the following circumstances:
 _ redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.
 _ redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.
 _ redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.
 _ redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)
 _ redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.
 _ the exercise of certain exchange privileges.
 _ redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500.
 _ redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.
 Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.
 Class Y shares are only available for purchase by:
 _ participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
 _ banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;
 _ government entities or authorities and corporations whose investment is
  $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and
 _ certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.
   Ways to Set Up Your Account
 The different ways to set up (register) your account are listed below. Individual or Joint Tenants
 For your general investment needs
 Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
 Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
 Retirement Plans
 To shelter your retirement savings from income taxes
 Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.
 _ Individual Retirement Accounts (IRAs) allow a certain individual under age
  70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

_ IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
 _ Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.
 _ Education IRAs are established for the benefit of a minor, with nondeductible contributions, up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.
 _ Simplified Employee Pension Plans (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.
 _ Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts.
  This plan type generally involves fewer administrative requirements than 401(k) or other qualified plans.
 _ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.
 _ Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
 _ 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
 _ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.
 Gifts or Transfers to a Minor
 To invest for a child's education or other future needs
 These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").
 Trust
 For money being invested by a trust
 The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.
   Buying Shares
 You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor or Legend advisor can help you with any questions you might have.
 To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:
 Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
 To purchase Class Y shares by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
 You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class
Y shares.
 The price to buy a share of a Fund, called the offering price, is calculated every business day.
 The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.
 In the calculation of a Fund's NAV:
 _ The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
 _ Bonds are generally valued according to prices quoted by an independent pricing service.
 _ Short-term debt securities are valued at amortized cost, which approximates market value.
 _ Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.
 The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
 Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.
 When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

_ All of your purchases must be made in U.S. dollars.
 _ If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
 _ If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
 When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.
 Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering shares of the Funds for purchase.
 Minimum Investments
 For Class A, Class B and Class C:
 To Open an Account                                     $500 (per Fund)
 For certain exchanges                                  $100 (per Fund)
 For certain retirement accounts and accounts
opened with Automatic Investment Service                $50 (per Fund)
 For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates       $25 (per Fund)
 To Add to an Account                                        Any amount
 For certain exchanges                                  $100 (per Fund)
 For Automatic Investment Service                        $25 (per Fund)
 For Class Y:
 To Open an Account
 For a government entity or authority                       $10 million
or for a corporation                      (within first twelve months)
 For other investors                                         Any amount
 To Add to an Account                                        Any amount
   Adding to Your Account
 Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:
 _ the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or
 _ a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.
 To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
 If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.
   Selling Shares
 You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.
 The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B, Class C shares or certain Class A shares.
 To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:
 _ the name on the account registration;
 _ the Fund's name;
 _ the Fund account number;
 _ the dollar amount or number, and the class, of shares to be redeemed; and _ any other applicable requirements listed in the table below.
 Deliver the form or your letter to your financial advisor, or mail it to:
 Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
 Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.
 To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.
 When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:
 _ If more than one person owns the shares, each owner must sign the written request.

_ If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 _ Redemptions may be suspended or payment dates postponed on days when the
  NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
 _ Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
 _ If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
 Special Requirements for Selling Shares
 Account Type             Special Requirements
 Individual or            The written instructions must be signed by all
Joint Tenant             persons required to sign for transactions, exactly
                         as their names appear on the account.
 Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.
 UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.
 Retirement Account       The written instructions must be signed by a
                         properly authorized person.
 Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's
name
                         is not in the account registration, provide a
currently
                         certified copy of the trust document.
 Business or              At least one person authorized by corporate
Organization             resolution to act on the account must sign the
                         written instructions.
 Conservator, Guardian    The written instructions must be signed by the
or Other Fiduciary       person properly authorized by court order to act
                         in the particular fiduciary capacity.
 The Fund may require a signature guarantee in certain situations such as:
 _ a redemption request made by a corporation, partnership or fiduciary;

_ a redemption request made by someone other than the owner of record; or _ the check is made payable to someone other than the owner of record.
 This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
 The Funds reserve the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or accounts which have an aggregate NAV of less than $500 due to market forces.
 You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption.
 The CDSC will not apply to the proceeds of Class B, Class C or, where otherwise applicable to certain Class A shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B, Class C and Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.
 Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.
 Telephone Transactions
 The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.
   Shareholder Services
 Waddell & Reed provides a variety of services to help you manage your account.
 Personal Service
 Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your 0questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

_ obtain information about your accounts;
 _ obtain price information about other funds in W&R Funds or
  Waddell & Reed Advisors Funds; or
 _ request duplicate statements.
 Reports
 Statements and reports sent to you include the following:
 _ confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
 _ year-to-date statements (quarterly)
 _ annual and semiannual reports to shareholders (every six months)
 To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.
 Exchanges
 You may sell your shares and buy shares of the same class of any of the funds within the W&R Funds or of any of the funds within the Waddell & Reed
Advisors Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares or Class A shares to which the CDSC would otherwise apply. For Class B and Class C shares and Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Money Market Fund.
 Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.
 The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.
 Automatic Transactions for Class A, Class B and Class C Shareholders
 Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.
 Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
 Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.
 Regular Investment Plans
 Automatic Investment Service
To move money from your bank account to an existing Fund account with W&R
Funds

             Minimum Amount         Minimum Frequency
             $25 (per Fund)              Monthly
 Funds Plus Service
To move money from Money Market Fund to another Fund in W&R Funds whether in the same or a different Fund account
             Minimum Amount         Minimum Frequency
            $100 (per Fund)              Monthly
   Distributions and Taxes
 Distributions
 Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.
 Usually, a Fund distributes net investment income at the following times:
Total Return Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap Growth Fund, International Growth Fund, Large Cap Growth Fund, and Science and Technology Fund, annually in December; and Asset Strategy Fund, quarterly in March, June, September and December. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.
 Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:
 1.
  Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.
 2.
  Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.
 For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.
 Taxes
 As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:
 Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.
 Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.
 Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the W&R Funds or in the Waddell & Reed Advisors Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another Fund in the W&R Funds or the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.
 Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.
 State and local income taxes. The portion of the dividends paid by a Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.
 The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
   THE MANAGEMENT OF THE FUNDS
 Portfolio Management
 The Funds are managed by WRIMCO, subject to the authority of the Funds' Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor has served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.
 Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO,

Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the Director of Research for WRIMCO since August 1987, and has been an employee of such since June 1981.
 Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac had served as an investment analyst with WRIMCO since May 1994 and has been an employee of such since May 1994.
 Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the Small Cap Growth Fund (formerly, Growth Fund). Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice
President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO since February 1989 and has been an employee of such since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company.
 Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris has served as an investment analyst with WRIMCO since October 1, 1991 and had served as Assistant Portfolio Manager of Small Cap Growth Fund from January 1, 1996 until May 1998. He has been an employee of WRIMCO since October 1, 1991.
 Thomas A. Mengel is primarily responsible for the management of the International Growth Fund. Mr. Mengel has held his Fund responsibilities since joining WRIMCO on May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.
 Daniel P. Becker is primarily responsible for the management of the Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessors since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.
 Zachary H. Shafran is primarily responsible for the management of the Mid Cap Growth Fund. Mr. Shafran has held his responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment management company for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996 and has served as a portfolio manager since January 1996.
 Henry J. Herrmann is primarily responsible for the management of the Science and Technology Fund. Mr. Herrmann has held his Fund responsibilities since April 17, 2000. He is Vice President and Director of each of the Funds in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.;
Vice President, Chief Investment Officer and Director of Waddell & Reed

Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.
 Cynthia P. Prince-Fox is primarily responsible for the management of the Tax-Managed Equity Fund. Ms. Prince-Fox has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is a Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. She has served as the portfolio manager for investment companies managed by WRIMCO since
January 1993. From 1983 to January, 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO.
 James D. Wineland is primarily responsible for the management of the Total Return Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of such since November 1984.
 Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.
 Management Fee
 Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.
 Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.
 The management fee is payable by a Fund at the annual rates of:
 for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.72%;
 for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.84%;
 for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;
 for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;
 for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over

$2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.83%;
 for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.84%;
 for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion; and
 for Total Return Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.70%.
 WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.
   FINANCIAL HIGHLIGHTS
 The following information is to help you understand the financial performance of each Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share.
"Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche llp, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.
   ASSET STRATEGY FUND
 For a Class C share outstanding throughout each period1:
                                                                     For the
                                                                period from
                            For the fiscal year ended March 31, 4/20/952 to
                             2000      1999      1998      1997   3/31/96
Class C Per-Share Data
 Net asset value,
beginning of period        $11.20    $11.42     $9.73    $10.15    $10.00
 Income from investment operations:
  Net investment
 income                      0.03      0.15      0.21      0.23      0.16
  Net realized and
 unrealized gain
 (loss) on investments       4.33      0.05      2.16    (0.30)      0.14
 Total from investment
operations                   4.36      0.20      2.37    (0.07)      0.30
 Less distributions:

 From net investment
 income                    (0.05)    (0.16)    (0.22)    (0.21)    (0.15)
  From capital gains        (0.30)    (0.26)    (0.46)    (0.14)    (0.00)
 Total distributions        (0.35)    (0.42)    (0.68)    (0.35)    (0.15)
 Net asset value,
end of period              $15.21    $11.20    $11.42     $9.73    $10.15
 Class C Ratios/Supplemental Data
 Total return               39.60%     1.79%    24.94%    -0.86%     3.00%
 Net assets, end
of period (in thousands)  $52,208   $30,473   $19,415   $13,398   $13,221
 Ratio of expenses
to average net assets       2.24%     2.32%     2.44%     2.52%    2.54%3
 Ratio of net investment
income to average
net assets                  0.24%     1.38%     2.02%     2.21%    2.14%3
 Portfolio turnover rate   204.12%   168.17%   220.67%   109.92%    75.02%
 1.
  The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
 2.
  Commencement of operations.
  3.
  Annualized.
   ASSET STRATEGY FUND
 For a Class Y share outstanding throughout each period:
                                                                     For the
                                                                period from
                            For the fiscal year ended March 31,12/29/952 to
                             2000      1999      1998      1997   3/31/96
Class Y Per-Share Data
 Net asset value,
beginning of period        $11.21    $11.43     $9.73    $10.16    $10.23
 Income from investment operations:
  Net investment
 income                      0.15      0.26      0.31      0.27      0.07
  Net realized and
 unrealized gain
 (loss) on investments       4.33      0.05      2.16    (0.26)    (0.08)
 Total from investment
operations                   4.48      0.31      2.47      0.01    (0.01)
 Less distributions:

 From net investment
 income                    (0.13)    (0.27)    (0.31)    (0.30)    (0.06)
  From capital gains        (0.30)    (0.26)    (0.46)    (0.14)    (0.00)
 Total distributions        (0.43)    (0.53)    (0.77)    (0.44)    (0.06)
 Net asset value,
end of period              $15.26    $11.21    $11.43     $9.73    $10.16
 Class Y Ratios/Supplemental Data
 Total return               40.85%     2.75%    26.06%     0.05%    -0.25%
 Net assets, end of
period (in thousands)        $508      $307      $225      $116        $1
 Ratio of expenses
to average net assets       1.33%     1.45%     1.58%     1.61%    1.95%2
 Ratio of net investment
income to average
net assets                  1.14%     2.25%     2.90%     2.97%    2.34%2
 Portfolio turnover rate   204.12%   168.17%   220.67%   109.92%   75.02%3
 1.
  Commencement of operations.
 2.
  Annualized.
 3.
  Portfolio turnover is for the period from April 20, 1995 to March 31,
  1996.
   INTERNATIONAL GROWTH FUND1
 For a Class C share outstanding throughout each period2:
                                  For the fiscal year ended March 31,
                             2000      1999      1998      1997      1996
Class C Per-Share Data
 Net asset value,
beginning of period        $15.58    $15.04    $12.40     $9.94     $9.36
 Income from investment operations:
  Net investment
 income (loss)             (0.34)    (0.07)    (0.10)    (0.03)      0.08
  Net realized and
 unrealized gain
 on investments             15.14      1.55      4.12      2.50      0.63
 Total from investment
operations                  14.80      1.48      4.02      2.47      0.71
 Less distributions:
  From net investment
 income                    (0.00)    (0.00)    (0.00)    (0.01)    (0.11)
  In excess of net
 investment income         (0.00)    (0.00)    (0.00)    (0.00)    (0.02)

 From capital gains        (1.80)    (0.94)    (1.38)    (0.00)    (0.00)
  Total distributions       (1.80)    (0.94)    (1.38)    (0.01)    (0.13)
 Net asset value,
end of period              $28.58    $15.58    $15.04    $12.40     $9.94
 Class C Ratios/Supplemental Data
 Total return               97.89%    10.36%    35.24%    24.85%     7.64%
 Net assets, end of
period (in thousands)    $233,280   $99,764   $87,041   $50,472   $20,874
 Ratio of expenses to
average net assets          2.37%     2.35%     2.35%     2.46%     2.50%
 Ratio of net investment
income (loss) to average
net assets                 -1.48%    -0.53%    -0.82%    -0.52%     0.63%
 Portfolio turnover rate   125.71%   116.25%   105.11%    94.76%    88.55%
 1.
  International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.
 2.
  The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that
  Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
   INTERNATIONAL GROWTH FUND
 For a Class Y share outstanding throughout each period:
                                                                      For the
                                                                 period from
                            For the fiscal year ended March 31, 12/29/951 to
                             2000      1999      1998      1997      3/31/96
Class Y Per-Share Data
 Net asset value,
beginning of period        $16.08    $15.35    $12.52     $9.95     $9.70
 Income from investment operations:
  Net investment
 income (loss)             (1.41)      0.05      0.01      0.02      0.02
  Net realized and
 unrealized gain
 on investments             16.99      1.62      4.20      2.56      0.23
 Total from investment
operations                  15.58      1.67      4.21      2.58      0.25
 Less distributions:
  From net investment
 income                    (0.00)    (0.00)    (0.00)    (0.01)    (0.00)
  From capital gains        (1.80)    (0.94)    (1.38)    (0.00)    (0.00)

Total distributions        (1.80)    (0.94)    (1.38)    (0.01)    (0.00)
 Net asset value,
end of period              $29.86    $16.08    $15.35    $12.52     $9.95
 Class Y Ratios/Supplemental Data
 Total return               99.74%    11.41%    36.45%    25.93%     2.58%
 Net assets, end of
period (in thousands)      $5,296      $629      $419      $227        $7
 Ratio of expenses
to average net assets       1.48%     1.44%     1.51%     1.59%    1.84%2
 Ratio of net investment
income (loss) to average
net assets                 -0.80%     0.36%     0.07%     0.05%    1.07%2
 Portfolio turnover rate   125.71%   116.25%   105.11%    94.76%   88.55%2
 1.
  Commencement of operations.
2.
  Annualized.
   SCIENCE AND TECHNOLOGY FUND
 For a Class C share outstanding throughout each period1:
                                               For the             For the
                                          fiscal year         period from
                                      ended March 31,         7/31/972 to
                                       2000      1999             3/31/98
Class C Per-Share Data
 Net asset value, beginning of period $17.45    $12.01              $10.00
 Income from investment operations:
  Net investment loss                 (0.95)    (0.09)              (0.07)
  Net realized and unrealized
 gain on investments                  28.77      5.53                2.08
 Total from investment operations      27.82      5.44                2.01
 Less distributions from capital gains (0.24)   (0.00)              (0.00)
 Net asset value, end of period       $45.03    $17.45              $12.01
 Class C Ratios/Supplemental Data
 Total return                        159.75%    45.30%              20.10%
 Net assets, end of
period (in thousands)              $282,873   $44,371              $7,615
 Ratio of expenses to
average net assets                    2.20%     2.57%              3.20%3
 Ratio of net investment loss
to average net assets                -1.68%    -1.26%             -1.66%3
 Portfolio turnover rate              44.19%    51.00%              26.64%

1.
  The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
 2.
  Commencement of operations.
 3.
  Annualized.
   SCIENCE AND TECHNOLOGY FUND
 For a Class Y share outstanding throughout each period:
                                               For the             For the
                                           fiscal year         period from
                                                ended          6/9/981 to
                                              3/31/00             3/31/99
Class Y Per-Share Data
 Net asset value, beginning of period           $17.65              $12.20
 Income from investment operations:
  Net investment income (loss)                  (6.09)                0.01
  Net realized and unrealized gain
on investments                                  34.04                5.44
 Total from investment operations                27.95                5.45
 Less distributions from capital gains          (0.24)              (0.00)
 Net asset value, end of period                 $45.36              $17.65
 Class Y Ratios/Supplemental Data
 Total return                                  158.67%              44.67%
 Net assets, end of period (in thousands)       $2,108                 $53
 Ratio of expenses to average net assets         1.36%              0.62%2
 Ratio of net investment income (loss)
to average net assets                          -0.96%              0.54%2
 Portfolio turnover rate                        44.19%             51.00%2
 1.
  Commencement of operations.
 2.
  Annualized.
   SMALL CAP GROWTH FUND (formerly, GROWTH FUND)
 For a Class C share outstanding throughout each period1:
                                  For the fiscal year ended March 31,
                             2000      1999      1998      1997      1996
Class C Per-Share Data
 Net asset value,
beginning of period        $14.74    $14.29     $9.08    $10.50     $8.45

Income from investment operations:
  Net investment loss       (0.18)    (0.11)    (0.13)    (0.03)    (0.01)
  Net realized and
 unrealized gain
 (loss) on investments      10.22      2.91      5.91    (1.09)      2.25
 Total from investment
operations                  10.04      2.80      5.78    (1.12)      2.24
 Less distribution
from capital gains         (3.14)    (2.35)    (0.57)    (0.30)    (0.19)
 Net asset value,
end of period              $21.64    $14.74    $14.29     $9.08    $10.50
 Class C Ratios/Supplemental Data
 Total return               73.38%    21.61%    65.37%   -10.97%    26.57%
 Net assets, end of
period (in thousands)    $800,576  $424,612  $329,514  $198,088  $202,557
 Ratio of expenses
to average net assets       2.11%     2.10%     2.13%     2.12%     2.14%
 Ratio of net investment
loss to average net assets -0.90%    -0.90%    -1.12%    -0.27%    -0.25%
 Portfolio turnover rate    82.24%    51.41%    33.46%    37.20%    31.84%
 1.
  The financial data shown for a Class C share are based on the financial data for a shares of the Fund's prior Class B. On March 24, 2000 that
  Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
   SMALL CAP GROWTH FUND (formerly, GROWTH FUND)
 For a Class Y share outstanding throughout each period1:
                                                                      For the
                                                                 period from
                              For the fiscal year ended March 31,12/29/952 to
                             2000      1999      1998      1997      3/31/96
Class Y Per-Share Data
 Net asset value,
beginning of period        $15.21    $14.55     $9.16    $10.52    $10.11
 Income from investment operations:
  Net investment
 income (loss)             (0.15)      0.00    (0.03)      0.01      0.02
  Net realized and
 unrealized gain
 (loss) on investments      10.73      3.01      5.99    (1.07)      0.39
 Total from investment
operations                  10.58      3.01      5.96    (1.06)      0.41

Less distribution
from capital gains         (3.14)    (2.35)    (0.57)    (0.30)    (0.00)
 Net asset value,
end of period              $22.65    $15.21    $14.55     $9.16    $10.52
 Class Y Ratios/Supplemental Data
 Total return               74.71%    22.73%    66.78%   -10.37%     4.11%
 Net assets, end
of period (in thousands)  $16,770    $7,942      $633      $264        $1
 Ratio of expenses to
average net assets          1.30%     1.18%     1.30%     1.17%    1.17%3
 Ratio of net investment
income (loss) to average
net assets                 -0.09%     0.08%    -0.30%     0.31%    0.78%3
 Portfolio turnover rate    82.24%    51.41%    33.46%    37.20%   31.84%3
 1.
  Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 2.
  Commencement of operations.
 3.
  Annualized.
   TOTAL RETURN FUND
For a Class C share outstanding throughout each period1:
                                  For the fiscal year ended March 31,
                             2000      1999      1998      1997      1996
Class C Per-Share Data
 Net asset value,
beginning of period        $11.52    $12.24     $9.09     $8.17     $6.37
 Income from investment operations:
  Net investment
 income (loss)             (0.01)      0.03    (0.02)    (0.01)    (0.01)
  Net realized and
 unrealized gain
 on investments              2.71      0.82      3.56      0.98      1.84
 Total from investment
operations                   2.70      0.85      3.54      0.97      1.83
 Less distributions:
  From net investment
 income                    (0.03)    (0.01)    (0.00)    (0.00)    (0.00)
  From capital gains        (0.43)    (1.56)    (0.39)    (0.05)    (0.03)
 Total distributions        (0.46)    (1.57)    (0.39)    (0.05)    (0.03)
 Net asset value,
end of period              $13.76    $11.52    $12.24     $9.09     $8.17
 Class C Ratios/Supplemental Data

Total return               23.98%     7.47%    39.57%    11.93%    28.75%
 Net assets, end of
period (in thousands)    $585,293  $508,210  $472,970  $317,453  $208,233
 Ratio of expenses
to average net assets       1.98%     1.93%     1.92%     1.95%     1.99%
 Ratio of net investment
income (loss) to average
net assets                 -0.12%     0.30%    -0.23%    -0.17%    -0.11%
 Portfolio turnover rate    75.64%    54.73%    36.94%    26.23%    16.78%
 1.
  The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that
  Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June
  26, 1998.
   TOTAL RETURN FUND
 For a Class Y share outstanding throughout each period1:
                                                                      For the
                                                                 period from
                              For the fiscal year ended March 31,12/29/952 to
                             2000      1999      1998      1997      3/31/96
Class Y Per-Share Data
 Net asset value,
beginning of period        $11.78    $12.46     $9.18     $8.19     $7.66
 Income from investment operations:
  Net investment
 income                      0.06      0.12      0.05      0.02      0.02
  Net realized and
 unrealized gain
 on investments              2.80      0.84      3.62      1.02      0.51
 Total from investment
operations                   2.86      0.96      3.67      1.04      0.53
 Less distributions:
  From net investment
 income                    (0.13)    (0.08)    (0.00)    (0.00)    (0.00)
  From capital gains        (0.43)    (1.56)    (0.39)    (0.05)    (0.00)
 Total distributions        (0.56)    (1.64)    (0.39)    (0.05)    (0.00)
 Net asset value,
end of period              $14.08    $11.78    $12.46     $9.18     $8.19
 Class Y Ratios/Supplemental Data
 Total return               24.96%     8.37%    40.63%    12.69%     6.92%

Net assets, end of
period (in thousands)      $2,152    $1,381      $943      $504       $87
 Ratio of expenses
to average net assets       1.16%     1.15%     1.20%     1.18%    0.96%3
 Ratio of net investment
income to average
net assets                  0.67%     1.10%     0.50%     0.65%    1.04%3
 Portfolio turnover rate    75.64%    54.73%    36.94%    26.23%   16.78%3
 1.
  Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 2.
  Commencement of operations.
 3.
  Annualized.
   This space is intended for your notes and calculations.
   W&R FUNDS
 Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141
 Legal Counsel
Kirkpatrick & Lockhart llp
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036
 Independent Auditors
Deloitte & Touche llp
1010 Grand Boulevard
Kansas City, Missouri
64106-2232
 Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
 Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
 Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue

P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
 Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
  W&R FUNDS
 You can get more information about each Fund in the O
 _ Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
 _ Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the year covered by the report.
 To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.
  Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.
 The Funds' SEC file number is: 811-6569.
           Waddell & Reed, Inc.
          6300 Lamar Avenue, P. O. Box 29217
          Shawnee Mission, Kansas 66201-9217
          913-236-2000
          888-WADDELL
 Investing. With a plan.TM
 NUP3200(6-00)

 Prospectus
June 30, 2000
W&R Funds
FIXED INCOME &
MONEY MARKET FUNDS
High Income Fund
Limited-Term Bond Fund
Municipal Bond Fund
Money Market Fund
The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.
CONTENTS
    3     An Overview of the Funds
    3     High Income Fund
   10     Limited-Term Bond Fund
   16     Municipal Bond Fund
   22     Money Market Fund
   26     The Investment Principles of the Funds
   32     Your Account
   56     The Management of the Funds
   58     Financial Highlights
AN OVERVIEW OF THE FUND
GOALS
W&R High Income Fund(formerly, Waddell & Reed High Income Fund) seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.
Principal Strategies
High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service ("MIS") or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and in companies of any size.
The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth. The Fund will emphasize a blend of value and growth in its selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:
_    financial strength;
_    cash flow;
_    management;
_    borrowing requirements; and
_    responsiveness to changes in interest rates and business conditions.
Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and WRIMCO believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash. Principal Risks of Investing in the Fund
Because High Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;
_ the susceptibility of junk bonds to the risk of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;
_ an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline;
_ the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;
_    changes in the maturities of bonds owned by the Fund;
_ adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.
Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income, through a diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
High Income Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the return would be less than that shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the

 Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                               CHART OF RETURNS
                       as of December 31 each year (%)1
     1998                    3.64%
     1999                    4.83%
In the period shown in the chart, the highest quarterly return was 6.82% (the first quarter of 1998) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through March 31, 2000 was -3.20%.
1.
  The returns shown are based on the performance of the Fund's prior Class B.
  On March 24, 2000, that Class B was combined with and redesignated as Class
  C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)                     1 Year       Life of Class2
Class C Shares of High Income Fund1              4.83%            5.44%
Salomon Brothers High
Yield Market Index                               1.73%            4.05%
Salomon Brothers High Yield
Composite Index                                  1.24%            4.26%
Lipper High Current Yield
Funds Universe Average                           4.53%            2.73%
Class Y Shares of High Income Fund               5.64%            6.63%
Salomon Brothers High
Yield Market Index                               1.73%            1.73%
Solomon Brothers High Yield
Composite Index                                  1.24%            1.24%
Lipper High Current Yield
Funds Universe Average                           4.53%            4.53%
The indexes shown are broad-based, securities market indexes that are unmanaged. The Salomon Brothers High Yield Market Index replaces the Salomon Brothers High Yield Composite Index. The new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.
2.
  Since July 31, 1997 for Class C shares (based on the prior Class B shares)
  and December 30, 1998 for Class Y shares. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from December 31, 1998.
FEES AND EXPENSES
High Income Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B    Class C     Class Y
your investment)                    Shares    Shares     Shares      Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
 of offering price)                   5.75%      None       None        None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of
lesser of amount invested
or redemption value)                 None2        5%         1%        None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B    Class C     Class Y
from Fund assets)                   Shares    Shares     Shares      Shares
Management Fees                      0.63%     0.63%      0.63%       0.63%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%      1.00%       0.25%
Other Expenses                       0.63%     0.63%      0.63%       0.73%
Total Annual Fund
Operating Expenses                   1.51%     2.26%      2.26%       1.61%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
  Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated
  to reflect the change in management fees effective June 30, 1999;
  otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class
B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                  1 Year    3 Years    5 Years    10 Years
Class A Shares                       $720     $1,025     $1,351      $2,273
Class B Shares                       $629     $1,006     $1,310      $2,404(1)
Class C Shares                       $329      $ 706     $1,210      $2,595
Class Y Shares                       $164      $ 508      $ 876      $1,911
If shares are not redeemed
at end of period:                  1 Year    3 Years    5 Years    10 Years
Class A Shares                       $720     $1,025     $1,351      $2,273
Class B Shares                       $229      $ 706     $1,210      $2,404(1)
Class C Shares                       $229      $ 706     $1,210      $2,595
Class Y Shares                       $164      $ 508      $ 876      $1,911
(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

 AN OVERVIEW OF THE FUND
GOAL
W&R Limited-Term Bond Fund
(formerly, Waddell & Reed Limited-Term Bond Fund) seeks to provide a high level of current income consistent with preservation of capital.
Principal Strategies
Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities (rated BBB and higher by S&P and Baa and higher by MIS or, if unrated, deemed by WRIMCO to be of comparable quality) of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years. The Fund may invest in companies of any size.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
_    the security's current coupon;
_    the maturity of the security;
_    the relative value of the security;
_ the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and
_    the structure of the security, such as whether it has a put or a call feature.
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Limited-Term Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:
_ an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;
_ the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds;
_ prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund;
_ adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.
Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your investment objectives.
PERFORMANCE
Limited-Term Bond Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)1
     1993              7.32%
     1994             -3.04%
     1995             12.39%
     1996              3.04%
     1997              5.64%
     1998              5.36%
     1999              0.43%
In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was 0.74%.
1.
  The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)              1 Year   5 Years    Life of Class2
Class C Shares of
Limited-Term Bond Fund1                   0.43%     5.30%         3.99%
Salomon Brothers 1-5 Years
Treasury/Government
Sponsored/Corporate Index                 2.15%     6.84%         5.54%
Lipper Short-Intermediate Investment
Grade Debt Funds Universe Average         0.89%     6.23%         5.17%
Class Y Shares of
Limited-Term Bond Fund                    1.36%                   4.46%
Salomon Brothers 1-5 Years
Treasury/Government
Sponsored/Corporate Index                 2.15%     6.84%         5.38%
Lipper Short-Intermediate Investment
Grade Debt Funds Universe Average         0.89%     6.23%         4.41%
The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

   The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
FEES AND EXPENSES
Limited-Term Bond Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      4.25%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                       None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares
Management Fees                         0.50%     0.50%     0.50%     0.50%
Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%
Other Expenses                          0.67%     0.67%     0.67%     0.47%
Total Annual Fund
Operating Expenses                      1.42%     2.17%     2.17%     1.22%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999;
  otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years
Class A Shares                           $563      $855    $1,168    $2,055
Class B Shares                           $620      $979    $1,264    $2,311(1)
Class C Shares                           $320      $679    $1,164    $2,503
Class Y Shares                           $124      $387     $ 670    $1,477
If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years
Class A Shares                           $563      $855    $1,168    $2,055
Class B Shares                           $220      $679    $1,164    $2,311(1)
Class C Shares                           $220      $679    $1,164    $2,503
Class Y Shares                           $124      $387     $ 670    $1,477
Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Municipal Bond Fund
(formerly, Waddell & Reed Municipal Bond Fund) seeks to
provide income not subject to Federal income tax.
Principal Strategy
Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").
The Fund diversifies its holdings among two main types of municipal bonds:
_ general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and
_ revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
_    the security's current coupon;
_    the maturity of the security;
_    the relative value of the security;
_ the creditworthiness of the particular issuer or of the private company involved; and
_    the structure of the security, including whether it has a put or a call feature.
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Municipal Bond Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:
_ an increase in interest rates which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline;
_    prepayment of higher-yielding bonds held by the Fund ("prepayment risk");

 _    changes in the maturities of bonds owned by the Fund;
_ the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;
_ the local economic, political or regulatory environment affecting bonds owned by the Fund;
_    failure of a bond's interest to qualify as tax-exempt;
_    legislation affecting the tax status of municipal bond interest;
_ adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.
A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives. PERFORMANCE
Municipal Bond Fund
_ The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                         CHART OF YEAR-BY-YEAR RETURNS
                       as of December 31 each year (%)1
     1993                   13.73%
     1994                   -8.83%
     1995                   19.14%
     1996                    3.53%
     1997                    9.17%
     1998                    5.12%
     1999                   -7.04%
In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through March 31, 2000 was 1.46%.
1.
  The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)            1 Year      5 Years   Life of Class2
Class C Shares of
Municipal Bond Fund1                   -7.04%        5.64%        4.70%
Lehman Brothers Municipal
Bond Index                             -2.07%        6.92%        5.89%
Lipper General Municipal
Debt Funds Universe Average            -4.63%        5.76%        5.06%
Class Y Shares of
Municipal Bond Fund                    -6.56%                    -6.15%
Lehman Brothers Municipal
Bond Index                             -2.07%        6.92%       -2.07%
Lipper General Municipal Bond
Debt Funds Universe Average            -4.63%        5.76%       -4.63%
The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 30, 1998 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992 and December 31, 1998, respectively.
FEES AND EXPENSES
Municipal Bond Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      4.25%      None      None      None
Maximum Deferred

 Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                       None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares
Management Fees                         0.53%     0.53%     0.53%     0.53%
Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.21%
Other Expenses                          0.43%     0.43%     0.43%     0.64%
Total Annual Fund
Operating Expenses                      1.21%     1.96%     1.96%     1.38%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999;
  otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years
Class A Shares                           $543      $793    $1,062    $1,829
Class B Shares                           $599      $915    $1,157    $2,089(1)
Class C Shares                           $299      $615    $1,057    $2,285
Class Y Shares                           $140      $437     $ 755    $1,657
If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years
Class A Shares                           $543      $793    $1,062    $1,829
Class B Shares                           $199      $615    $1,057    $2,089(1)
Class C Shares                           $199      $615    $1,057    $2,285
Class Y Shares                           $140      $437     $ 755    $1,657
1.
  Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL

 W&R Money Market Fund
seeks maximum current income consistent with stability
of principal.
Principal Strategies
Money Market Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.
Principal Risks of Investing in the Fund
Because Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:
_ an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;
_ the credit quality and other conditions of the issuers whose securities the Fund holds;
_ adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Who May Want to Invest
Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
Money Market Fund
The Fund has not been in operation for a full calendar year, therefore no performance information is included in this prospectus.
FEES AND EXPENSES
Money Market Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from                        Class A   Class B   Class C
your investment)                                 Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                                 None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                                  None        5%        1%
Annual Fund Operating Expenses2
(expenses that are deducted                     Class A   Class B   Class C
from Fund assets)                                Shares    Shares    Shares
Management Fees                                   0.40%     0.40%     0.40%
Distribution and Service

 (12b-1) Fees                                       None     1.00%     1.00%
Other Expenses                                    0.44%     0.44%     0.44%
Total Annual Fund
Operating Expenses                                0.84%     1.84%     1.84%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B or Class C shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:         1 Year   3 Years
Class A Shares                                     $ 86      $268
Class B Shares                                     $587      $879
Class C Shares                                     $287      $579
If shares are not redeemed at end of period:     1 Year   3 Years
Class A Shares                                     $ 86      $268
Class B Shares                                     $187      $579
Class C Shares                                     $187      $579
THE INVESTMENT PRINCIPLES OF THE FUNDS
Investment Goals, Principal Strategies and Other Investments
W&R High Income Fund
The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals. The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The Fund will normally invest at least 65% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.
The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.
When WRIMCO believes that a temporary defensive position is desirable, it may take any one or more of the following steps with respect to the assets in the
Fund:
_    shorten the average maturity of the Fund's debt holdings;
_ hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and/or
_    emphasize high-grade debt securities.
By taking a temporary defensive position the Fund may not achieve its investment objectives. As an alternative to taking a temporary defensive position, or in order to more quickly participate in anticipated market changes or market conditions, the Fund may also invest in options and futures contracts.
W&R Limited-Term Bond Fund
The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), collateralized mortgage obligations and other asset-backed securities. The Fund will invest at least 65% of its total assets in bonds. There is no guarantee that the Fund will achieve its goal.
The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stock in certain circumstances.
When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:
_    shorten the average maturity of the Fund's portfolio;
_    hold short-term investments, cash or cash equivalents;
_ emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or
_    invest in convertible preferred stock.
By taking a temporary defensive position the Fund may not achieve its investment objective.
W&R Municipal Bond Fund
The goal of Municipal Bond Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.
As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.
Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.
Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.
At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.
The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:
_    U.S. Government securities;
_    obligations of domestic banks and certain savings and loan associations;
_    commercial paper rated at least A by S&P or MIS; and/or
_    any of the foregoing obligations subject to repurchase agreements.
When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:
_    shorten the average maturity of the Fund's portfolio;
_    hold taxable obligations, subject to the limitations stated above;
_ emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or
_ hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.
By taking a defensive position, the Fund may not achieve its investment objective.
W&R Money Market Fund
The goal of Money Market Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.
The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:
_ U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);
_ bank obligations and instruments secured by bank obligations, such as letters of credit;
_    commercial paper;
_    corporate debt obligations, including variable amount master demand notes;
_    Canadian government obligations; and
_ certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest.
The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligations.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
_    the credit quality of the particular issuer or guarantor of the security;
_    the maturity of the security; and
_    the relative value of the security.
Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
All Funds
Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.
You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").
Risk Considerations of Principal Strategies and Other Investments
Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.
_ Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than Money Market Fund) will likely change as well.
_ Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.
_ Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.
Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.
For PABs and IDBs in which Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects in which Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.
Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

  YOUR ACCOUNT
Choosing a Share Class
Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y (Money Market Fund does not offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.
Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment. General Comparison of Class A, Class B and Class C Shares
Class A                    Class B                      Class C
Initial sales charge       No initial sales charge      No initial sales
charge
No deferred sales charge1  Deferred sales charge on     A 1% deferred sales
                           shares you sell within six   charge on shares you
                           years after purchase         sell within twelve
                                                        months after purchase
Maximum distribution       Maximum distribution         Maximum distribution
and service (12b-1) fees   and service (12b-1) fees     and service (12b-1)
of 0.25%                   of 1.00%                     fees of 1.00%
For an investment of       Converts to Class A shares   Does not convert to
$2 million or more,        8 years after the month in   Class A shares, so
only Class A shares        which the shares were        annual expenses do
are available              purchased, thus reducing     not decrease
                           future annual expenses
                           For an investment of $300,000
                           or more, your financial
                           advisor typically will
                           recommend purchase of
                           Class A shares due to a
                           reduced sales charge and
                           lower annual expenses
1.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
General Comparison of Class A, Class B and Class C Shares
Money Market Fund
Class A                   Class B                       Class C
No initial sales charge   No initial sales charge        No initial sales
charge
Funds Plus                Funds Plus Service            Funds Plus Service
Service optional          required for direct           required for direct
                          investment                    investment
                          Deferred sales charge         A 1% deferred sales
                          on shares you sell            charge on shares you
                          within six years              sell within twelve
                          months                        after purchase
No distribution and       Maximum distribution          Maximum distribution
service (12b-1) fees      and service (12b-1) fees      and service (12b-1)
                           of 1.00%                      fees of 1.00%
For an investment of      Converts to Class A shares    Does not convert to
$2,000,000 or more        8 years after the month       Class A shares, so
only Class A shares       in which the shares were      annual expenses do
are available             purchased, thus reducing      not decrease
                          future annual expenses
Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("Rule 12b-1") for each of its Class A (except Money Market Fund Class A), Class B, Class C and Class Y shares. Under the Class A Plan, each Fund (except Money Market
Fund) may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.
Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.
Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class A shares (except Class A shares of Money Market Fund) are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares.
High Income Fund
Size of Purchase
                                                  Sales Charge   Reallowance
                                                   as Approx.     to Dealers
                                   Sales Charge    Percent of     as Percent
                                   as Percent of     Amount      of Offering
                                  Offering Price    Invested        Price
Under $100,000                          5.75%         6.10%          5.00%
$100,000 to less than $200,000          4.75          4.99           4.00
$200,000 to less than $300,000          3.50          3.63           2.80
$300,000 to less than $500,000          2.50          2.56           2.00
$500,000 to less than $1,000,000        1.50          1.52           1.20
$1,000,000 to less than $2,000,000      1.00          1.01           0.75
$2,000,000 and over                     0.001         0.001          0.50

 Limited-Term Bond Fund
Municipal Bond Fund
Size of Purchase
                                                  Sales Charge   Reallowance
                                                   as Approx.     to Dealers
                                   Sales Charge    Percent of     as Percent
                                   as Percent of     Amount      of Offering
                                  Offering Price    Invested        Price
Under $100,000                          4.25%         4.44%          3.60%
$100,000 to less than $300,000          3.25          3.36           2.75
$300,000 to less than $500,000          2.50          2.56           2.00
$500,000 to less than $1,000,000        1.50          1.52           1.20
$1,000,000 to less than $2,000,000      1.00          1.01           0.75
$2,000,000 and over                     0.001         0.001          0.50
1.
  No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.
Waddell & Reed, Inc. or its affilate(s) may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. or its affiliate(s) may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.
Sales Charge Reductions and Waivers
Lower sales charges are available by:
_ Combining additional purchases of Class A shares of any of the Funds in the W&R Funds and/or the Waddell & Reed Advisors Funds, except Class A shares of Money Market Fund or Waddell & Reed Advisors Cash Management (formerly United Cash Management) unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");
_ Grouping all purchases of Class A shares of W&R Funds and/or Class A shares of Waddell & Reed Advisors Funds, except shares of Money Market Fund and Cash Management, made during a thirteen-month period ("Letter of Intent"); and
_    Grouping purchases by certain related persons.
Additional information and applicable forms are available from your financial advisor.
Waivers for Certain Investors
Class A shares may be purchased at NAV by:
_ The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;
_    Certain retirement plans and certain trusts for these persons; and
_ Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.
You will find more information in the SAI about sales charge reductions and waivers.
Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to

 Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.
Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.
Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class
A shares. Class B shares and any dividends and distributions paid on such shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.
The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.
Contingent Deferred Sales Charge
on Shares Sold Within Year                   As % of Amount Subject to Charge
            1                                            5.0%
            2                                            4.0%
            3                                            3.0%
            4                                            3.0%
            5                                            2.0%
            6                                            1.0%
            7+                                           0.0%
In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.
For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.
For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.
The CDSC will not apply in the following circumstances:
_    redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.
_    redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.
_ redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.
_ redemptions of shares made pursuant to a shareholder's participation in Funds Plus Service or other systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)
_ redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.
_    the exercise of certain exchange privileges.
_ redemptions effected pursuant to the Funds' right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500.
_    redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.
These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Funds' right to liquidate a shareholder's account, which requires certain notice.
Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:
_    participants of employee benefit plans established under section 403(b)
     or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
_ banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;

 _    government entities or authorities and corporations whose investment is
     $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and
_ certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.
Ways to Set Up Your Account
The different ways to set up (register) your account are listed below. Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
Retirement Plans
To shelter your retirement savings from income taxes
Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.
_ Individual Retirement Accounts (IRAs) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.
_ IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
_ Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.
_ Education IRAs are established for the benefit of a minor, with nondeductible contributions, up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.
_ Simplified Employee Pension Plans (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.
_ Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
_ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.
_ Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
_ 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
_ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

 Gifts or Transfers to a Minor
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of
Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").
Trust
For money being invested by a trust
The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.
Buying Shares
You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor or Legend advisor can help you with any questions you might have.
To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:
Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
To purchase Class Y shares (or Class A shares of Money Market Fund) by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special
Account for Exclusive Benefit of Customers FBO Customer Name and Account
Number.
You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.
The price to buy a share of a Fund, called the offering price, is calculated every business day.
The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.
In the calculation of a Fund's NAV:
_ The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
_ Bonds are generally valued according to prices quoted by an independent pricing service.
_ Short-term debt securities are valued at amortized cost, which approximates market value.
_    Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
     Directors.
The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.
When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:
_    All of your purchases must be made in U.S. dollars.
_    If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
_ If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.
Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering shares of the Funds for purchase.
Minimum Investments
For Class A, Class B and Class C:
To Open an Account                                     $500 (per Fund)
For certain exchanges                                  $100 (per Fund)
For certain retirement accounts and accounts
opened with Automatic Investment Service                $50 (per Fund)
For certain retirement accounts, and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates       $25 (per Fund)
To Add to an Account                                        Any amount
For certain exchanges                                  $100 (per Fund)
For Automatic Investment Service                        $25 (per Fund)
For Class Y:
To Open an Account
For a government entity or authority                       $10 million
or for a corporation                      (within first twelve months)
For other investors                                         Any amount
To Add to an Account                                        Any amount
Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.
To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:
_ the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or
_ a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.
To add to your Class Y account (or Class A account in Money Market Fund) by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA
Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.
Selling Shares
You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.
The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B, Class C shares or certain Class A shares.
To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:
_    the name on the account registration;
_    the Fund's name;
_    the Fund account number;
_    the dollar amount or number, and the class, of shares to be redeemed; and
_    any other applicable requirements listed in the table below.
Deliver the form or your letter to your financial advisor, or mail it to:
Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.
To sell Class Y shares (and Class A shares of Money Market Fund) by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares of any Fund or Class A shares of Money Market Fund and make payment by wire to your predesignated bank account or by check to you at the address on the account.
To sell Class A shares of Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.
When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:
_ If more than one person owns the shares, each owner must sign the written request.
_ If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
_ Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the
     NYSE is restricted, or as permitted by the Securities and Exchange Commission.
_ Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
_ If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type             Special Requirements
Individual or            The written instructions must be signed by all
Joint Tenant             persons required to sign for transactions, exactly
                         as their names appear on the account.
Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.
UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.
Retirement Account       The written instructions must be signed by a
                         properly authorized person.
Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's name
                         is not in the account registration, provide a
currently
                         certified copy of the trust document.
Business or              At least one person authorized by corporate
Organization             resolution to act on the account must sign the
                         written instructions.
Conservator, Guardian    The written instructions must be signed by the
or Other Fiduciary       person properly authorized by court order to act
                         in the particular fiduciary capacity.
The Fund may require a signature guarantee in certain situations such as:
_    a redemption request made by a corporation, partnership or fiduciary;
_    a redemption request made by someone other than the owner of record; or
_    the check is made payable to someone other than the owner of record.
This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
The Funds reserve the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500 or less than $250 for Money Market Fund. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500 or $250 for Money Market Fund. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or accounts which have an aggregate NAV of less than $500 due to market forces. Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.
You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption.
The CDSC will not apply to the proceeds of Class B, Class C or, where otherwise applicable to certain Class A shares which are redeemed and then reinvested in shares of the same Class of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment.
For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B, Class C and certain Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.
Payments of principal and interest on loans made pursuant to a 401(a)
qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.
Telephone Transactions
The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions. Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account. Personal Service
Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client
Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:
_    obtain information about your accounts;
_ obtain price information about other funds in W&R Funds or Waddell & Reed Advisors Funds; or
_    request duplicate statements.
Reports
Statements and reports sent to you include the following:
_ confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
_    year-to-date statements (quarterly)
_    annual and semiannual reports to shareholders (every six months)
To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.
Exchanges
Except as provided below, you may sell your shares and buy shares of the same class of any of the funds within the W&R Funds or of any of the funds within the Waddell & Reed Advisors Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class
B shares or Class C shares or Class A shares to which the CDSC would otherwise apply. For Class B and Class C shares and Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund except that exchanging Class Y shareholders of a fund in W&R Funds may buy Class A shares of Money Market Fund.

 You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the W&R Funds. You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for less than six months only for Class A shares of Limited-Term Bond, Municipal Bond and Money Market Funds.
Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.
The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.
Automatic Transactions for Class A, Class B and Class C Shareholders
Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.
Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information. Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account with W&R
Funds.
                       Minimum Amount        Minimum Frequency
                       $25 (per Fund)             Monthly
Funds Plus Service
To move money from Money Market Fund to another Fund in W&R Funds, whether in the same or a different Fund account in the same class.
                       Minimum Amount        Minimum Frequency
                      $100 (per Fund)             Monthly
Distributions and Taxes
Distributions
Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.
Usually, High Income Fund, Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund distribute net investment income at the following times: declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:
1.
  Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.
2.
  Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater.
  If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.
For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.

 Taxes
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:
Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.
Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.
Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or IDBs should consult their tax advisers before purchasing Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs or IDBs. A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax. No part of the dividends paid by Limited-Term Bond Fund and Municipal Bond Fund is expected to be eligible for this deduction.
Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the W&R Funds or in the Waddell & Reed Advisors Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the W&R Funds or in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.
Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.
Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.
State and local income taxes. The portion of the dividends paid by Limited-Term Bond Fund and Money Market Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.
The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
THE MANAGEMENT OF THE FUNDS
Portfolio Management
The Funds are managed by WRIMCO, subject to the authority of the Funds' Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.
Louise D. Rieke is primarily responsible for the management of the High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since July 1986 and has been an employee of such since May 1971.
W. Patrick Sterner is primarily responsible for the management of the Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992.
Bryan J. Bailey is primarily responsible for the management of the Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 14, 2000.

 He is Vice President of WRIMCO and Vice President of the Fund. Mr. Bailey has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993. Mira Stevovich is primarily responsible for the management of the Money Market Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of
other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO and its predecessors since May 1998 and has been an employee of such since March 1987.
Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.
Management Fee
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.
The management fee is payable by a Fund at the annual rates of:
for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.53%;
for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.13%;
for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.54%; and
for Money Market Fund, 0.40% of annual net assets.
WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.
FINANCIAL HIGHLIGHTS
The following information is to help you understand the financial performance of each Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche llp, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.
HIGH INCOME FUND
For a Class C share outstanding throughout each period(1):
                                                 For the         For the
                                               fiscal year     period from
                                             ended March 31,   7/31/97(2) to

                                              2000     1999       3/31/98
Class C Per-Share Data
Net asset value, beginning of period         $9.94    $10.79     $10.00
Income from investment operations:
 Net investment income                        0.69      0.63       0.37
 Net realized and unrealized
 gain (loss) on investments                 (0.67)    (0.82)       0.79
Total from investment operations              0.02    (0.19)       1.16
Less distributions:
 Declared from net
 investment income                          (0.69)    (0.63)     (0.37)
 From capital gains                         (0.00)    (0.03)     (0.00)
Total distributions                         (0.69)    (0.66)     (0.37)
Net asset value, end of period               $9.27     $9.94     $10.79
Class C Ratios/Supplemental Data
Total return                                 0.17%    -1.72%     11.77%
Net assets, end of period (in thousands)   $22,877   $25,427    $11,812
Ratio of expenses to average net assets      2.17%     2.20%     2.52%(3)
Ratio of net investment income to
average net assets                           7.16%     6.29%     5.98%(3)
Portfolio turnover rate                     71.31%    50.98%     67.82%
(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(2)  Commencement of operations.

(3)  Annualized.
HIGH INCOME FUND
For a Class Y share outstanding throughout each period:
                                                 For the          For the
                                               fiscal year     period from
                                             ended March 31,   12/30/98(1) to
                                                   2000          3/31/99
Class Y Per-Share Data
Net asset value, beginning of period              $9.94           $9.97
Income from investment operations:
 Net investment income                             0.77            0.20
 Net realized and unrealized
 gain (loss) on investments                      (0.67)            0.00
Total from investment operations                   0.10            0.20
Less distributions:
 Declared from net investment income             (0.77)          (0.20)
 From capital gains                              (0.00)          (0.03)
Total distributions                              (0.77)          (0.23)
Net asset value, end of period                    $9.27           $9.94
Class Y Ratios/Supplemental Data
Total return                                      0.94%           2.45%
Net assets, end of period (in thousands)             $6              $6
Ratio of expenses to average net assets           1.40%          0.26%(2)
Ratio of net investment income to
average net assets                                7.85%          8.55%(2)
Portfolio turnover rate                          71.31%         50.98%(2)
(1)  Commencement of operations.

(2)  Annualized.
LIMITED-TERM BOND FUND
For a Class C share outstanding throughout each period1:
                                    For the fiscal year ended March 31,
                                  2000      1999    1998      1997     1996

 Class C Per-Share Data
Net asset value,
beginning of period             $10.16    $10.14   $9.90    $10.00    $9.70
Income from investment
operations:
 Net investment
 income                           0.47      0.44    0.45      0.44     0.41
 Net realized and
 unrealized gain
 (loss) on investments          (0.40)      0.02    0.24    (0.09)     0.30
Total from investment
operations                        0.07      0.46    0.69      0.35     0.71
Less distributions:
 Declared from net
 investment income              (0.47)    (0.44)  (0.45)    (0.44)   (0.41)
 From capital gains             (0.00)    (0.00)  (0.00)    (0.01)   (0.00)
Total distributions             (0.47)    (0.44)  (0.45)    (0.45)   (0.41)
Net asset value,
end of period                    $9.76    $10.16  $10.14     $9.90   $10.00
Class C Ratios/Supplemental Data
Total return                     0.73%     4.65%   7.15%     3.52%    7.41%
Net assets, end of
period (in thousands)          $18,966   $21,311 $18,148   $17,770  $23,682
Ratio of expenses
to average net assets            1.81%     2.11%   2.12%     2.07%    2.10%
Ratio of net investment
income to average
net assets                       4.75%     4.34%   4.52%     4.40%    4.14%
Portfolio turnover rate         37.02%    32.11%  27.37%    23.05%   22.08%
1.
  The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
LIMITED-TERM BOND FUND
For a Class Y share outstanding throughout each period:
                                                                  For the
                                                                period from
                          For the fiscal year ended March 31,   12/29/95(1) to
                             2000     1999     1998     1997      3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period        $10.16   $10.14    $9.90   $10.00       $10.16
Income from investment
operations:
 Net investment income       0.57     0.53     0.53     0.52         0.11
 Net realized and
 unrealized gain (loss)
 on investments            (0.40)     0.02     0.24   (0.09)       (0.16)
Total from investment
operations                   0.17     0.55     0.77     0.43       (0.05)
Less distributions:
 Declared from net
 investment income         (0.57)   (0.53)   (0.53)   (0.52)       (0.11)
 From capital gains        (0.00)   (0.00)   (0.00)   (0.01)       (0.00)
Total distributions        (0.57)   (0.53)   (0.53)   (0.53)       (0.11)
Net asset value,
end of period               $9.76   $10.16   $10.14    $9.90       $10.00

 Class Y Ratios/Supplemental Data
Total return                1.69%    5.60%    7.91%    4.33%       -0.49%
Net assets, end of
period (in thousands)      $1,229     $263     $184     $105           $1
Ratio of expenses
to average net assets       0.69%    1.20%    1.32%    1.04%       1.18%(2)
Ratio of net investment
income to average
net assets                  6.03%    5.25%    5.32%    5.62%       4.70%(2)
Portfolio turnover rate    37.02%   32.11%   27.37%   23.05%      22.08%(2)

(1)  Commencement of operations.

(2)  Annualized.

MUNICIPAL BOND FUND
For a Class C share outstanding throughout each period(1):
                                  For the fiscal year ended March 31,
                              2000     1999      1998      1997      1996
Class C Per-Share Data
Net asset value,
beginning of period         $11.24   $11.45    $10.74    $10.63    $10.30
Income from investment
operations:
 Net investment income        0.42     0.42      0.44      0.45      0.43
 Net realized and
 unrealized gain (loss)
 on investments             (1.11)     0.10      0.71      0.11      0.33
Total from investment
operations                  (0.69)     0.52      1.15      0.56      0.76
Less distributions:
 Declared from net
 investment income          (0.42)   (0.42)    (0.44)    (0.45)    (0.43)
 From capital gains         (0.02)   (0.31)    (0.00)    (0.00)    (0.00)
Total distributions         (0.44)   (0.73)    (0.44)    (0.45)    (0.43)
Net asset value,
end of period               $10.11   $11.24    $11.45    $10.74    $10.63
Class C Ratios/Supplemental Data
Total return                -6.21%    4.64%    10.89%     5.32%     7.48%
Net assets, end of
period (in thousands)      $28,361  $42,906   $40,023   $36,618   $33,869
Ratio of expenses to
average net assets           1.98%    1.88%     1.89%     1.92%     1.93%
Ratio of net investment
income to average
net assets                   3.94%    3.68%     3.94%     4.18%     4.05%
Portfolio turnover rate     16.95%   41.53%    27.86%    34.72%    42.02%
(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
MUNICIPAL BOND FUND
For a Class Y share outstanding throughout each period:
                            For the                      For the
                            fiscal   For the   For the   fiscal     For the
                             year  period from  period    year   period from
                             ended  12/30/98(3) ended     ended    12/29/95(1)
                            3/31/00 to 3/31/99 6/23/97(2) 3/31/97  to 3/31/96
Class Y Per-Share Data
Net asset value,
 beginning of period         $11.24   $11.58    $10.74    $10.63    $10.94
Income from investment
operations:
 Net investment income        0.48     0.13      0.10      0.52      0.12
 Net realized and
 unrealized gain (loss)
 on investments             (1.11)   (0.03)      0.29      0.11    (0.31)
Total from investment
operations                  (0.63)     0.10      0.39      0.63    (0.19)
Less distributions:
 Declared from net
 investment income          (0.48)   (0.13)    (0.10)    (0.52)    (0.12)
 From capital gains         (0.02)   (0.31)    (0.00)    (0.00)    (0.00)
Total distributions         (0.50)   (0.44)    (0.10)    (0.52)    (0.12)
Net asset value,
end of period               $10.11   $11.24    $11.03    $10.74    $10.63
Class Y Ratios/Supplemental Data
Total return                -5.69%    0.80%     3.22%     5.96%    -1.80%
Net assets, end of
period (in thousands)           $2       $2        $0        $1        $1
Ratio of expenses to
average net assets           1.40%   1.00%(4)  4.95%(4)   1.28%    1.18%(4)
Ratio of net investment
income to average
net assets                   4.52%   4.40%(4)  4.12%(4)   4.83%    4.33%(4)
Portfolio turnover rate     16.95%  41.53%(4) 27.86%(4)  34.72%   42.02%(4)
(1)  Initial commencement of operations.

(2) All outstanding shares were redeemed on June 23, 1997, at the ending net asset value shown in the table.

(3)  Recommencement of operations.

(4)  Annualized.
This space is intended for your notes and calculations.
W&R FUNDS
Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106
Legal Counsel
Kirkpatrick & Lockhart llp
1800 Massachusetts Avenue, N.W.
Washington, D. C. 20036
Independent Auditors
0Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232
Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue

 P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
W&R FUNDS
You can get more information about each Fund in the --
_ Statement of Additional Information (SAI), which contains detailed information about the Funds, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
_ Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the year covered by the report.
To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.
Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.
The Funds' SEC file number is: 811-6569.
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL
NUP3100(6-00)

Prospectus
June 30, 2000
EQUITY, GROWTH AND INCOME
& ASSET ALLOCATION FUNDS
Asset Strategy Fund
International Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund
Total Return Fund
The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.
Waddell & Reed, Inc.
CONTENTS
    3   An Overview of the Funds
    3   Asset Strategy Fund
   10   International Growth Fund
   16   Large Cap Growth Fund
   20   Mid Cap Growth Fund
   24   Science and Technology Fund
   30   Small Cap Growth Fund
   36   Tax-Managed Equity Fund
   40   Total Return Fund
   46   The Investment Principles of the Funds
   55   Your Account
   76   The Management of the Funds
   80   Financial Highlights
AN OVERVIEW OF THE FUND
GOAL
W&R Asset Strategy Fund seeks high total return over the long term.
Principal Strategies
Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.
_ The stock class includes equity securities of all types, although Waddell
  & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
_ The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount of junk bonds, up to 35% of the Fund's total assets, which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS") or unrated bonds deemed by WRIMCO to be of comparable quality.
_ The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.
_ Within each of these classes, the Fund may invest in both domestic and foreign securities.
The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Mix
 Stocks 70%
(can range from      0-100%)
 Bonds 25%
(can range from 0-100%)
 Short-term 5%
(can range from 0-100%)
 Principal Risks of Investing in the Fund
Because Asset Strategy Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the skill of WRIMCO in allocating the Fund's assets among different types of investments;
_ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;
_ an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;
_ prepayment of higher-yielding bonds held by the Fund;
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and _ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.
Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.
Investments by the Fund in junk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.
As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you. You should consider whether the Fund fits your investment objectives.
PERFORMANCE
Asset Strategy Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.

_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                        CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
                        1996                       3.92%
                       1997                      10.84%
                       1998                       8.64%
                       1999                      21.22%
In the period shown in the chart, the highest quarterly return was 15.52% (the fourth quarter of 1999) and the lowest quarterly return was -4.97% (the first quarter of 1997). The Class C return for the year through March 31, 2000, was 15.58%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)                   1 Year         Life of Class2
Class C Shares of Asset Strategy Fund1        21.22%              10.05%
S&P 500 Index                                 21.09%              27.53%
Salomon Brothers Broad
Investment Grade Index                        -0.83%               6.86%
Salomon Brothers Short-Term Index
for 1 Month Certificates of Deposit            5.32%               5.62%
Lipper Flexible Portfolio Funds
Universe Average                              12.50%              16.21%
Class Y Shares of Asset Strategy Fund         22.24%              11.90%
S&P 500 Index                                 21.09%              26.45%
Salomon Brothers Broad
Investment Grade Index                        -0.83%               5.20%
Salomon Brothers Short-Term Index
for 1 Month Certificates of Deposit            5.32%               5.55%
Lipper Flexible Portfolio
Funds Universe Average                        12.50%              14.44%
The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.
2.
  Since April 20, 1995, for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from April 30, 1995, and December 31, 1995, respectively.
FEES AND EXPENSES
Asset Strategy Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.70%     0.70%     0.70%     0.70%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.51%     0.51%     0.51%     0.38%
Total Annual Fund
Operating Expenses                   1.46%     2.21%     2.21%     1.33%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $715    $1,010    $1,327    $2,221
Class B Shares                        $624     $ 991    $1,285    $2,353(1)
Class C Shares                        $324     $ 691    $1,185    $2,544
Class Y Shares                        $135     $ 421     $ 729    $1,601
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $715    $1,010    $1,327    $2,221
Class B Shares                        $224     $ 691    $1,185    $2,353(1)
Class C Shares                        $224     $ 691    $1,185    $2,544
Class Y Shares                        $135     $ 421     $ 729    $1,601
(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOALS
W&R International Growth Fund
seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.
Principal Strategies
International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region and/or are represented by the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:
_ growth potential;
_ earnings potential;
_ management;
_ industry position; and
_ applicable economic and market conditions.
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash. Principal Risks of Investing in the Fund
Because International Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ changes in foreign exchange rates, which may affect the value of the securities the Fund holds;
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;
_ the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds; and _ WRIMCO's skill in evaluating and selecting securities for the Fund. Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.
Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your investment objectives.
PERFORMANCE
International Growth Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                         CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
                        1993                         3.62%
                       1994                         0.12%
                       1995                         8.34%
                       1996                        19.11%
                       1997                        16.89%
                       1998                        31.72%
                       1999                        88.66%
 In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.21% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 8.88%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)            1 Year      5 Years    Life of Class2
Class C Shares of
International Growth Fund1             88.66%       30.25%        19.91%
Morgan Stanley Capital
International E.A.FE. Index            26.96%       12.83%        13.55%
Lipper International
Funds Universe Average                 40.80%       15.05%        14.91%
Class Y Shares of
International Growth Fund              90.62%                     37.56%
Morgan Stanley Capital
International E.A.FE. Index            26.96%       12.83%        13.24%
Lipper International
Funds Universe Average                 40.80%       15.05%        16.81%
The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 29, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.
FEES AND EXPENSES
International Growth Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.85%     0.85%     0.85%     0.85%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.52%     0.52%     0.52%     0.35%
Total Annual Fund
Operating Expenses                   1.62%     2.37%     2.37%     1.45%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $730    $1,057    $1,406    $2,386
Class B Shares                        $640    $1,039    $1,365    $2,517(1)
Class C Shares                        $340     $ 739    $1,265    $2,706
Class Y Shares                        $148     $ 459     $ 792    $1,735
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $730    $1,057    $1,406    $2,386
Class B Shares                        $240     $ 739    $1,265    $2,517(1)
Class C Shares                        $240     $ 739    $1,265    $2,706
Class Y Shares                        $148     $ 459     $ 792    $1,735

(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Large Cap Growth Fund
seeks the appreciation of your investment.
Principal Strategies
Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stock issued by growth-oriented large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in companies of any size.
WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:
_ changes in economic and political conditions;
_ the short-term and long-term outlook for the industry being analyzed;
_ the management capability of the company being considered; and
_ the company's market position, product line, technological position and prospects for increased earnings.
WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash. Principal Risks of Investing in the Fund
Because Large Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
_ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and selecting securities for the Fund. Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.
As well, the Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
Large Cap Growth Fund
The Fund has not been in operation for a full calendar year, therefore it does not have performance information of at least one calendar year to include a bar chart or performance table.
FEES AND EXPENSES
Large Cap Growth Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3

(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.70%     0.70%     0.70%     0.70%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.18%     0.18%     0.18%     0.18%
Total Annual Fund
Operating Expenses                   1.13%     1.88%     1.88%     1.13%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:      1 Year   3 Years
Class A Shares                                  $684      $913
Class B Shares                                  $591      $891
Class C Shares                                  $291      $591
Class Y Shares                                  $115      $359
If shares are not redeemed at end of period:  1 Year   3 Years
Class A Shares                                  $684      $913
Class B Shares                                  $191      $591
Class C Shares                                  $191      $591
Class Y Shares                                  $115      $359
AN OVERVIEW OF THE FUND
GOAL
W&R Mid Cap Growth Fund
seeks the growth of your investment.
Principal Strategies
Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index ("Russell Mid-Cap") and that WRIMCO believes offer above-average growth potential.
In selecting companies, WRIMCO may look at a number of factors, such as:
_ new or innovative products or services;
_ adaptive or creative management;
_ strong financial and operational capabilities to sustain growth;
_ market potential; and
_ profit potential.
Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Mid Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;
_ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy; and
_ the skill of WRIMCO in evaluating and selecting securities for the Fund. Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.
Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
Mid Cap Growth Fund
The Fund has not been in operation for a full calendar year, therefore it does not have performance information of at least one calendar year to include a bar chart or performance table.
FEES AND EXPENSES
Mid Cap Growth Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)
Management Fees                      0.85%     0.85%     0.85%     0.85%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.26%     0.56%     0.47%     0.20%
Total Annual Fund
Operating Expenses                   1.36%     2.41%     2.32%     1.30%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:      1 Year   3 Years
Class A Shares                                  $706     $ 981
Class B Shares                                  $644    $1,051
Class C Shares                                  $335     $ 724
Class Y Shares                                  $132     $ 412
If shares are not redeemed at end of period:  1 Year   3 Years
Class A Shares                                  $706     $ 981
Class B Shares                                  $244     $ 751
Class C Shares                                  $235     $ 724
Class Y Shares                                  $132     $ 412
AN OVERVIEW OF THE FUND
GOAL
W&R Science and Technology Fund
seeks long-term capital growth.
Principal Strategies
Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size. The Fund emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:
_ growth potential;
_ earnings potential;
_ management;
_ industry position; and
_ applicable economic and market conditions.
Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

_ rapid obsolescence of products or processes of companies in which the Fund invests;
_ government regulation in the science and technology industry;
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ WRIMCO's skill in evaluating and selecting securities for the Fund.
Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.
The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.
PERFORMANCE
Science and Technology Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows the Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                              CHART OF RETURNS
                      as of December 31 each year (%)1
                        1998                     44.03%
                       1999                    177.01%2
In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -12.63% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 11.16%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
2.
  A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in

  IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally benefical an impact on performance.
Average Annual Total Returns
as of December 31, 1999 (%)                   1 Year         Life of Class2
Class C Shares of
Science and Technology Fund1                 177.01%              78.78%
Goldman Sachs Technology
Industry Composite Index                      88.86%              53.80%
S&P 400 Industrials Index                     26.05%              24.64%
Lipper Science and Technology
Funds Universe Average                       134.77%              59.78%
Class Y Shares of
Science and Technology Fund                  175.81%             117.27%
Goldman Sachs Technology
Industry Composite Index                      88.86%              84.62%
S&P 400 Industrials Index                     26.05%              26.27%
Lipper Science and Technology
Funds Universe Average                       134.77%              99.09%
The indexes shown are broad-based, securities market indexes that are unmanaged. The Goldman Sachs Technology Industry Composite Index will replace the S&P 400 Industrials Index. WRIMCO believes that the Goldman Sachs Technology Industry Composite Index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the
Fund invests. Both indexes are presented for comparison purposes. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since July 31, 1997, for Class C shares (based on the prior Class B shares) and June 9, 1998, for Class Y shares. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from June 30, 1998.
FEES AND EXPENSES
Science and Technology Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.85%     0.85%     0.85%     0.85%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     0.99%     0.25%
Other Expenses                       0.38%     0.38%     0.38%     0.30%
Total Annual Fund
Operating Expenses                   1.48%     2.23%     2.22%     1.40%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For

  Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $717    $1,016    $1,336    $2,242
Class B Shares                        $626     $ 997    $1,295    $2,373(1)
Class C Shares                        $325     $ 694    $1,190    $2,554
Class Y Shares                        $143     $ 443     $ 766    $1,680
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $717    $1,016    $1,336    $2,242
Class B Shares                        $226     $ 697    $1,195    $2,373(1)
Class C Shares                        $225     $ 694    $1,190    $2,554
Class Y Shares                        $143     $ 443     $ 766    $1,680
1.
  Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Small Cap Growth Fund
seeks growth of capital.
Principal Strategies
Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category ("small cap stocks"). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.
In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:
_ aggressive or creative management;
_ technological or specialized expertise;
_ new or unique products or services; and _ entry into new or emerging industries.
In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Small Cap Growth Fund owns different types of securities, a variety of factors can affect its investment performance, such as:
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

_ the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ WRIMCO's skill in evaluating and selecting securities for the Fund.
Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.
Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:
_ products offered may fail to sell as anticipated;
_ a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry;
_ the company may never achieve profitability; and
_ economic, market and technological factors may cause the new industry itself to lose favor with the public.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives. PERFORMANCE
Small Cap Growth Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
- The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                        CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
                       1993                      24.20%
                      1994                      12.75%
                      1995                      32.14%
                      1996                       2.30%
                      1997                      21.12%
                      1998                      44.57%
                      1999                      61.42%
In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -13.74% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 10.41%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)       1 Year        5 Years      Life of Class2
Class C Shares of
Small Cap Growth Fund1            61.42%         30.75%           28.84%
Russell 2000 Growth Index         43.08%         18.95%           16.94%
Nasdaq Industrials Index          71.67%         24.33%           19.35%
Class Y Shares of
Small Cap Growth Fund             62.79%                          31.67%
Russell 2000 Growth Index         43.08%         18.95%           16.12%
Nasdaq Industrials Index          71.67%         24.33%           23.43%
The indexes shown are broad-based, securities market indexes that are unmanaged. The Russell 2000 Growth Index will replace the Nasdaq Industrials Index. WRIMCO believes that the Russell 2000 Growth Index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented for comparison purposes.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
FEES AND EXPENSES
Small Cap Growth Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.85%     0.85%     0.85%     0.85%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.26%     0.26%     0.26%     0.26%
Total Annual Fund
Operating Expenses                   1.36%     2.11%     2.11%     1.36%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $706      $981    $1,277    $2,116
Class B Shares                        $614      $961    $1,234    $2,248(1)
Class C Shares                        $314      $661    $1,134    $2,441
Class Y Shares                        $138      $431     $ 745    $1,635
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $706      $981    $1,277    $2,116
Class B Shares                        $214      $661    $1,134    $2,248(1)
Class C Shares                        $214      $661    $1,134    $2,441
Class Y Shares                        $138      $431     $ 745    $1,635

(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Tax-Managed Equity Fund
seeks long-term growth of capital while minimizing taxable gains and income to shareholders.
Principal Strategies
Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.
WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.
In selecting companies, WRIMCO typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.
When deciding to sell a security, WRIMCO considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund
Because Tax-Managed Equity Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the skill of WRIMCO in evaluating and selecting securities for the Fund;
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
_ the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced;
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the Fund's tax-sensitive investment strategy not limiting taxable income and realized capital gains as contemplated.
Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies, and growth stock in general, may also experience volatile trading and price fluctuations.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
Tax-Managed Equity Fund
The Fund has not been in operation for a full calendar year; therefore, it does not have performance information of at least one calendar year to include a bar chart or performance table.
FEES AND EXPENSES
Tax-Managed Equity Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.65%     0.65%     0.65%     0.65%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.40%     0.40%     0.40%     0.20%
Total Annual Fund
Operating Expenses                   1.30%     2.05%     2.05%     1.10%
3.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:      1 Year   3 Years
Class A Shares                                  $700      $963
Class B Shares                                  $608      $943
Class C Shares                                  $308      $643
Class Y Shares                                  $112      $350
If shares are not redeemed at end of period:  1 Year   3 Years
Class A Shares                                  $700      $963
Class B Shares                                  $208      $643
Class C Shares                                  $208      $643
Class Y Shares                                  $112      $350
AN OVERVIEW OF THE FUND
GOAL
W&R Total Return Fund
seeks to provide capital growth and income.
Principal Strategies
Total Return Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies with dominant market positions in their industries and with a record of paying regular dividends on common stock, or that have the potential for capital appreciation. When WRIMCO believes that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding or non-dividend-paying common stocks because of their prospects for capital appreciation.
WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:
_ profitability record;
_ history of improving sales and profits;
_ management;
_ leadership position in its industry;
_ stock price value; and
_ dividend payment history.
Generally, in determining whether to sell either an equity security or a debt security, WRIMCO uses the same analysis used in order to determine if the equity security offers opportunities for capital appreciation or if the debt security continues to provide adequate income. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund

Because Total Return Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;
_ the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;
_ an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline; and
_ WRIMCO's skill in evaluating and selecting securities for the Fund.
Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Total Return Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your investment objectives. PERFORMANCE
Total Return Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
 . The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
 . The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
 . The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.
 . The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                        CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
                        1993                      14.03%
                       1994                      -2.07%
                       1995                      29.65%
                       1996                      18.12%
                       1997                      24.61%
                       1998                      20.73%
                       1999                      12.15%
In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -7.12% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was 11.33%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)          1 Year      5 Years      Life of Class2

Class C Shares of
Total Return Fund1                   12.15%       20.91%          16.66%
S&P 500 Index                        21.09%       28.59%          21.55%
Lipper Growth and Income
Funds Universe Average               13.76%       21.34%          16.80%
Class Y Shares of
Total Return Fund                    12.96%                       19.68%
S&P 500 Index                        21.09%       28.59%          26.45%
Lipper Growth and Income
Funds Universe Average               13.76%       21.34%          19.03%
The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
FEES AND EXPENSES
Total Return Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   5.75%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.70%     0.70%     0.70%     0.70%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.28%     0.28%     0.28%     0.22%
Total Annual Fund
Operating Expenses                   1.23%     1.98%     1.98%     1.17%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $693      $943    $1,212    $1,978
Class B Shares                        $601      $921    $1,168    $2,111(1)
Class C Shares                        $301      $621    $1,068    $2,306
Class Y Shares                        $119      $372     $ 644    $1,420
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $693      $943    $1,212    $1,978
Class B Shares                        $201      $621    $1,068    $2,111(1)
Class C Shares                        $201      $621    $1,068    $2,306
Class Y Shares                        $119      $372     $ 644    $1,420

(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
THE INVESTMENT PRINCIPLES OF THE FUNDS
Investment Goals, Principal Strategies and Other Investments
W&R Asset Strategy Fund
The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.
Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.
WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.
The mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class in general. The allowable range and approximate percentage of the mix for each asset class, as a percentage of total assets of the Fund, are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.
 Mix                 Range
---------           ------
Stock class         0-100%
70%
 Bond class          0-100%
25%
 Short-term class    0-100%
5%
 WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.
As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:
_ money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or _ precious metals.
Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.
W&R International Growth Fund
The primary goal of the International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of foreign issuers. There is no guarantee that the Fund will achieve its goals.
The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade.
Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country. As well, the Fund will invest at least 65% of its total assets in growth securities (primarily in common stock) during normal market conditions. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.
When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may invest up to all of the Fund's assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both, and may also invest up to all of the Fund's assets in U.S. securities. By taking a temporary defensive position the Fund may not achieve its investment objectives.
W&R Large Cap Growth Fund
The goal of the Large Cap Growth Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee that the Fund will achieve its goal. The Fund will, under normal market conditions, invest at least 65% of its total assets in large cap growth securities.
The Fund invests primarily in common stock but may also own, to a limited extent, preferred stock and debt securities, typically of investment grade and of any maturity. The Fund may also own convertible securities. As well, the Fund may invest, to a lesser extent, in foreign securities.
At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. By taking a temporary defensive position in either or both of these ways the Fund may not achieve its investment objective.
W&R Mid Cap Growth Fund
The goal of the Mid Cap Growth Fund is the growth of your investment. The
Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the Russell Mid-Cap. Companies whose capitalization falls outside the range of the Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the

Fund's investment policy. There is no guarantee that the Fund will achieve its goal. The Fund will, under normal market conditions, invest at least 65% of its total assets in mid cap securities.
In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.
When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, short-term securities issued by the U.S. Government or its agencies or instrumentalities and other money market instruments) and/or preferred stocks. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.
W&R Science and Technology Fund
The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.
The Fund invests in such areas as:
_ aerospace and defense electronics;
_ biotechnology;
_ business machines;
_ cable and broadband access;
_ communications and electronic equipment;
_ computer software and services;
_ computer systems;
_ electronics;
_ electronic media;
_ internet and internet-related services;
_ medical devices and drugs;
_ medical and hospital supplies and services; and _ office equipment and supplies.
The Fund primarily owns common stock; however, it may invest, to a lesser extent, in preferred stock, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.
Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than those of science or technology companies. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position the Fund may not achieve its investment objective.
W&R Small Cap Growth Fund
The goal of Small Cap Growth Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in common stocks of small capitalization companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. There is no guarantee that the Fund will achieve its goal.
The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities; however, it may not invest more than 10% of its total assets in foreign securities.
When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.
W&R Tax-Managed Equity Fund
The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.
The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee that the Fund will achieve its goal.
WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:
_ a long-term, low turnover approach to investing;
_ an emphasis on lower-yielding securities to require distribution of little, if any, taxable income;
_ an attempt to avoid net realized short-term gains;
_ in the sale of portfolio securities, selection of the most tax-favored lots; and
_ selective tax-advantaged hedging techniques as an alternative to taxable sales.
The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, primarily common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities; however, it may not invest more than 25% of its total assets in foreign securities.
When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.
W&R Total Return Fund
The goal of Total Return Fund is to provide capital growth and income. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies that have a record of paying regular dividends or have the potential for capital appreciation. The Fund may invest a limited amount of its assets in foreign securities. There is no guarantee that the Fund will achieve its goals.
When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:
_ hold cash, commercial paper, certificates of deposit or other short-term investments;
_ invest in debt securities (including commercial paper or short-term U.S.
  Government securities); or
_ invest in convertible preferred stock.
By taking a temporary defensive position the Fund may not achieve its investment objective.
All Funds
Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").
Risk Considerations of Principal Strategies and Other Investments
Risks exist in any investment. Each Fund is subject to equity and market risk and financial risk.
_ Market risk is the possibility of a change in the price of the security.
  The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks.
  To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.
_ Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.
Notwithstanding Tax-Managed Equity Fund's use of tax management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time which could include adverse changes to applicable tax rates or capital gains holding periods.
Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security. Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.
Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.
YOUR ACCOUNT
Choosing a Share Class
Each Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.
Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.
General Comparison of Class A, Class B and Class C Shares
Class A                Class B                       Class C
Initial sales charge   No initial sales charge       No initial sales charge
No deferred sales      Deferred sales charge on      A 1% deferred sales
charge1                shares you sell within six    charge on shares you
                       years after purchase          sell within twelve
                                                     months after purchase
Maximum distribution   Maximum distribution          Maximum distribution
and service (12b-1)    and service (12b-1)           and service (12b-1)
fees of 0.25%          fees of 1.00%                 fees of 1.00%
For an investment of   Converts to Class A shares    Does not convert to
$2 million or more,    8 years after the month in    Class A shares, so
only Class A shares    which the shares were         annual expenses do
are available          purchased, thus reducing      not decrease
                       future annual expenses
                       For an investment of $300,000
                       or more, financial advisors may
                       recommend purchase of Class A
                       shares due to a reduced sales
                       charge and lower annual expenses
1.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("Rule 12b-1") for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.
Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.
Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets.

The ongoing expenses of this class are lower than those for Class B or Class C shares.
Size of Purchase
                                                 Sales Charge   Reallowance
                                                  as Approx.   to Dealers as
                                  Sales Charge    Percent of     Percent of
                                  as Percent of     Amount        Offering
                                 Offering Price    Invested        Price
Under $100,000                        5.75%         6.10%          5.00%
$100,000 to less than $200,000        4.75           4.99           4.00
$200,000 to less than $300,000        3.50           3.63           2.80
$300,000 to less than $500,000        2.50           2.56           2.00
$500,000 to less than $1,000,000      1.50           1.52           1.20
$1,000,000 to less than $2,000,000    1.00           1.01           0.75
$2,000,000 and over                   0.001         0.001           0.50
1.
  No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments a Fund may impose a CDSC of 1% on redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value ("NAV") above the initial purchase price.
Waddell & Reed, Inc. or its affilate(s) may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. or its affiliate(s) may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.
Sales Charge Reductions and Waivers
Lower sales charges are available by:
_ Combining additional purchases of Class A shares of any of the Funds in the W&R Funds, except Class A shares of Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");
_ Grouping all purchases of Class A shares of W&R Funds, except shares of
  Money Market Fund, made during a thirteen-month period ("Letter of
  Intent"); and
_ Grouping purchases by certain related persons.
Additional information and applicable forms are available from Waddell & Reed, Inc.
Waivers for Certain Investors
Class A shares may be purchased at NAV by:
_ Certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds. Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.
Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.
Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares and any dividends and distributions paid on such shares automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.
The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.
Contingent Deferred Sales Charge           As % of Amount
on Shares Sold within Year               Subject to Charge
              1                                 5.0%
              2                                 4.0%
              3                                 3.0%
              4                                 3.0%
              5                                 2.0%
              6                                 1.0%
              7+                                0.0%
In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.
For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.
For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.
The CDSC will not apply in the following circumstances:
_ redemptions of shares by certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds.
_ redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.
_ redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.
_ redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

_ redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.
_ the exercise of certain exchange privileges.
_ redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than
  $500.
_ redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.
These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.
Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.
Class Y shares are only available for purchase by:
_ participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
_ banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services; and
_ government entities or authorities and corporations whose investment is
  $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services.
Ways to Set Up Your Account
The different ways to set up (register) your account are listed below. Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
Retirement Plans
To shelter your retirement savings from income taxes
Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.
_ Individual Retirement Accounts (IRAs) allow a certain individual under age
  70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.
_ IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
_ Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.
_ Education IRAs are established for the benefit of a minor, with nondeductible contributions, up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

_ Simplified Employee Pension Plans (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.
_ Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts.
  This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
_ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.
_ Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
_ 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
_ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.
Gifts or Transfers to a Minor
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").
Trust
For money being invested by a trust
The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed.
Buying Shares
You may buy shares of each of the Funds through a financial advisor and through other broker-dealers and banks that have selling agreements with the Distributor. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application.
To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:
                            Waddell & Reed, Inc.
                               P.O. Box 29217
                           Shawnee Mission, Kansas
                                 66201-9217
To purchase Class Y shares by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the address above, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
The price to buy a share of a Fund, called the offering price, is calculated every business day.
The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.
In the calculation of a Fund's NAV:
_ The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
_ Bonds are generally valued according to prices quoted by an independent pricing service.
_ Short-term debt securities are valued at amortized cost, which approximates market value.
_ Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.
When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:
_ All of your purchases must be made in U.S. dollars.
_ If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
_ The Fund will be deemed to have received your purchase order when a third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.
Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering shares of the Funds for purchase.
Minimum Investments
For Class A, Class B and Class C:
To Open an Account                                       $500 (per Fund)
For certain exchanges                                    $100 (per Fund)
For certain retirement accounts and accounts
opened with Automatic Investment Service                  $50 (per Fund)
To Add to an Account                                          Any amount
For certain exchanges                                    $100 (per Fund)
For Automatic Investment Service                          $25 (per Fund)
For Class Y:
To Open an Account
For a government entity or authority                         $10 million
or for a corporation                        (within first twelve months)
For other investors                                           Any amount
To Add to an Account                                          Any amount
Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.
To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:
_ the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or
_ a letter stating your account number, the account registration, the Fund, and the class of shares that you wish to purchase.
To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
Selling Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.
The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B, Class C shares or certain Class A shares.
To sell shares by written request: Complete an Account Service Request form or write a letter of instruction with:
_ the name on the account registration;
_ the Fund's name;
_ the Fund account number;
_ the dollar amount or number, and the class, of shares to be redeemed; and
_ any other applicable requirements listed in the table below.
Deliver the form or your letter to your financial advisor, or mail it to:
                       Waddell & Reed Services Company
                               P. O. Box 29217
                           Shawnee Mission, Kansas
                                 66201-9217
Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.
To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.
When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:
_ If more than one person owns the shares, each owner must sign the written request.
_ If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
_ Redemptions may be suspended or payment dates postponed on days when the
  NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
_ Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
_ The Fund will be deemed to have received your order to sell shares when the firm through which you purchased the shares (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type            Special Requirements
Individual or           The written instructions must be signed by all
Joint Tenant            persons required to sign for transactions, exactly
                         as their names appear on the account.
Sole Proprietorship     The written instructions must be signed by the
                        individual owner of the business.
UGMA, UTMA              The custodian must sign the written instructions
                        indicating capacity as custodian.
Retirement Account      The written instructions must be signed by a
                        properly authorized person.
Trust                   The trustee must sign the written instructions
                        indicating capacity as trustee. If the trustee's
name
                        is not in the account registration, provide a
                        currently certified copy of the trust document.
Business or             At least one person authorized by corporate
Organization            resolution to act on the account must sign the
                        written instructions.
Conservator, Guardian   The written instructions must be signed by the
or Other Fiduciary      person properly authorized by court order to act
                        in the particular fiduciary capacity.
The Fund may require a signature guarantee in certain situations such as:
_ a redemption request made by a corporation, partnership or fiduciary;
_ a redemption request made by someone other than the owner of record; or
_ the check is made payable to someone other than the owner of record.
This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
The Funds reserve the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or accounts which have an aggregate NAV of less than $500 due to market forces.
You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption.
The CDSC will not apply to the proceeds of Class B, Class C or, where otherwise applicable to certain Class A shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund, as applicable, within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares, Class C shares and certain Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.
Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.
Telephone Transactions
The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions. Shareholder Services
Personal Service
A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions. At almost any time of the day or night, you may access our web site, www.waddell.com, to obtain price information about other funds in
W&R Funds.
Exchanges
You may sell your shares and buy shares of the same class of any of the funds within the W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares or Class A shares to which the CDSC would otherwise apply. For Class B and Class C shares and Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Money Market Fund.
Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.
The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.
Automatic Transactions for Class A, Class B and Class C Shareholders
Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.
Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.
Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account with W&R
Funds
                  Minimum Amount         Minimum Frequency
                  $25 (per Fund)              Monthly
Funds Plus Service
To move money from Money Market Fund to another Fund in W&R Funds whether in the same or a different account
                  Minimum Amount         Minimum Frequency
                 $100 (per Fund)              Monthly
Distributions and Taxes
Distributions
Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.
Usually, a Fund distributes net investment income at the following times:
Total Return Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap Growth Fund, International Growth Fund, Large Cap Growth Fund, and Science and Technology Fund, annually in December; and Asset Strategy Fund, quarterly in March, June, September and December. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:
1.Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.
2.Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.
For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.
Taxes
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:
Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.
Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.
Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another Fund in the W&R Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.
Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.
State and local income taxes. The portion of the dividends paid by a Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.
The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
THE MANAGEMENT OF THE FUNDS
Portfolio Management
The Funds are managed by WRIMCO, subject to the authority of the Funds' Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO has served as investment manager to W&R Funds since its inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.
Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the Director of Research for WRIMCO since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994 and has been an employee of such since May 1994.
Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the Small Cap Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO since February 1989 and has been an employee of such since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company.
Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris has served as an investment analyst with WRIMCO since October 1, 1991 and had served as Assistant Portfolio Manager of Small Cap Growth Fund from January 1, 1996 until May 1998. He has been an employee of WRIMCO since October 1, 1991. Thomas A. Mengel is primarily responsible for the management of the International Growth Fund. Mr. Mengel has held his Fund responsibilities since joining WRIMCO on May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.
Daniel P. Becker is primarily responsible for the management of the Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessors since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.
Zachary H. Shafran is primarily responsible for the management of the Mid Cap Growth Fund. Mr. Shafran has held his responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996 and has served as a portfolio manager since January 1996.
Henry J. Herrmann is primarily responsible for the management of the Science and Technology Fund. Mr. Herrmann has held his Fund responsibilities since April 17, 2000. He is Vice President and Director of each of the Funds in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.
Cynthia P. Prince-Fox is primarily responsible for the management of the Tax-Managed Equity Fund. Ms. Prince-Fox has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is a Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. She has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January, 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO.

James D. Wineland is primarily responsible for the management of the Total Return Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of,
and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of such since November 1984.
Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.
Management Fee
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.
The management fee is payable by a Fund at the annual rates of:
for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.72%;
for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.84%;
for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;
for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion;
for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83%
of net assets over $1 billion and up to $2 billion, 0.80% of net assets over
$2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.83%;
for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.84%;
for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion; and
for Total Return Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.70%.
WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.
FINANCIAL HIGHLIGHTS
The following information is to help you understand the financial performance of each Fund's Class C and Class Y shares for the fiscal periods shown.
Certain information reflects financial results for a single Fund share.
"Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche llp, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.
ASSET STRATEGY FUND
For a Class C share outstanding throughout each period(1):
                                                                    For the
                                                                  period from
                            For the fiscal year ended March 31,   4/20/95(2) to
                                2000      1999     1998    1997     3/31/96
Class C Per-Share Data
Net asset value,
beginning of period           $11.20    $11.42    $9.73  $10.15    $10.00
Income from investment operations:
  Net investment
  income                        0.03      0.15     0.21    0.23      0.16
  Net realized and
  unrealized gain
  (loss) on investments         4.33      0.05     2.16  (0.30)      0.14
Total from investment
operations                      4.36      0.20     2.37  (0.07)      0.30
Less distributions:
  From net investment
  income                      (0.05)    (0.16)   (0.22)  (0.21)    (0.15)
  From capital gains          (0.30)    (0.26)   (0.46)  (0.14)    (0.00)
Total distributions           (0.35)    (0.42)   (0.68)  (0.35)    (0.15)
Net asset value,
end of period                 $15.21    $11.20   $11.42   $9.73    $10.15
Class C Ratios/Supplemental Data
Total return                  39.60%     1.79%   24.94%  -0.86%     3.00%
Net assets, end of
period (in thousands)        $52,208   $30,473  $19,415 $13,398   $13,221
Ratio of expenses
to average net assets          2.24%     2.32%    2.44%   2.52%    2.54%(3)
Ratio of net investment
income to average
net assets                     0.24%     1.38%    2.02%   2.21%    2.14%(3)
Portfolio turnover rate      204.12%   168.17%  220.67% 109.92%    75.02%

(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

(2)  Commencement of operations.

(3)  Annualized.

ASSET STRATEGY FUND
For a Class Y share outstanding throughout each period:
                                                                    For the
                                                                  period from
                            For the fiscal year ended March 31,    12/29/95(1)
                                2000      1999     1998    1997   to 3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period           $11.21    $11.43    $9.73  $10.16     $10.23
Income from investment operations:
  Net investment
  income                        0.15      0.26     0.31    0.27       0.07
  Net realized and
  unrealized gain
  (loss) on investments         4.33      0.05     2.16  (0.26)     (0.08)
Total from investment
operations                      4.48      0.31     2.47    0.01     (0.01)
Less distributions:
  From net investment
  income                      (0.13)    (0.27)   (0.31)  (0.30)     (0.06)
  From capital gains          (0.30)    (0.26)   (0.46)  (0.14)     (0.00)
Total distributions           (0.43)    (0.53)   (0.77)  (0.44)     (0.06)

Net asset value,
end of period                 $15.26    $11.21   $11.43   $9.73     $10.16
Class Y Ratios/Supplemental Data
Total return                  40.85%     2.75%   26.06%   0.05%     -0.25%
Net assets, end of
period (in thousands)           $508      $307     $225    $116         $1
Ratio of expenses
to average net assets          1.33%     1.45%    1.58%   1.61%     1.95%(2)
Ratio of net investment
income to average
net assets                     1.14%     2.25%    2.90%   2.97%     2.34%(2)
Portfolio turnover rate      204.12%   168.17%  220.67% 109.92%    75.02%(3)
(1)  Commencement of operations.

(2)  Annualized.

(3)  Portfolio turnover is for the period from April 20, 1995 to March 31,
     1996.
INTERNATIONAL GROWTH FUND
For a Class C share outstanding throughout each period(1):
                                 For the fiscal year ended March 31,
                                2000      1999     1998    1997     1996
Class C Per-Share Data
Net asset value,
beginning of period           $15.58    $15.04   $12.40   $9.94    $9.36
Income from investment operations:
  Net investment
  income (loss)               (0.34)    (0.07)   (0.10)  (0.03)     0.08
  Net realized and
  unrealized gain
  on investments               15.14      1.55     4.12    2.50     0.63
Total from investment
operations                     14.80      1.48     4.02    2.47     0.71
Less distributions:
  From net investment
  income                      (0.00)    (0.00)   (0.00)  (0.01)   (0.11)
  In excess of net
  investment income           (0.00)    (0.00)   (0.00)  (0.00)   (0.02)
  From capital gains          (1.80)    (0.94)   (1.38)  (0.00)   (0.00)
Total distributions           (1.80)    (0.94)   (1.38)  (0.01)   (0.13)
Net asset value,
end of period                 $28.58    $15.58   $15.04  $12.40    $9.94
Class C Ratios/Supplemental Data
Total return                  97.89%    10.36%   35.24%  24.85%    7.64%
Net assets, end of
period (in thousands)       $233,280   $99,764  $87,041 $50,472  $20,874
Ratio of expenses
to average net assets          2.37%     2.35%    2.35%   2.46%    2.50%
Ratio of net investment
income (loss) to average
net assets                    -1.48%    -0.53%   -0.82%  -0.52%    0.63%
Portfolio turnover rate      125.71%   116.25%  105.11%  94.76%   88.55%

(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
INTERNATIONAL GROWTH FUND
For a Class Y share outstanding throughout each period:
                                                                    For the
                                                                  period from
                            For the fiscal year ended March 31,  12/29/95(1) to
                                2000      1999     1998    1997    3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period           $16.08    $15.35   $12.52   $9.95     $9.70
  Income from investment operations:

  Net investment
  income (loss)               (1.41)      0.05     0.01    0.02      0.02
  Net realized and
  unrealized gain
  on investments               16.99      1.62     4.20    2.56      0.23
Total from investment
operations                     15.58      1.67     4.21    2.58      0.25
Less distributions:
  From net investment
  income                      (0.00)    (0.00)   (0.00)  (0.01)    (0.00)
  From capital gains          (1.80)    (0.94)   (1.38)  (0.00)    (0.00)
Total distributions           (1.80)    (0.94)   (1.38)  (0.01)    (0.00)
Net asset value,
end of period                 $29.86    $16.08   $15.35  $12.52     $9.95
Class Y Ratios/Supplemental Data
Total return                  99.74%    11.41%   36.45%  25.93%     2.58%
Net assets, end of
period (in thousands)         $5,296      $629     $419    $227        $7
Ratio of expenses
to average net assets          1.48%     1.44%    1.51%   1.59%    1.84%(2)
Ratio of net investment
income (loss) to average
net assets                    -0.80%     0.36%    0.07%   0.05%    1.07%(2)
Portfolio turnover rate      125.71%   116.25%  105.11%  94.76%   88.55%(2)
(1)  Commencement of operations.

(2)  Annualized.

SCIENCE AND TECHNOLOGY FUND
For a Class C share outstanding throughout each period(1):
                                                  For the        For the
                                                fiscal year    period from
                                              ended March 31,  7/31/97(2) to
                                              2000       1999    3/31/98
Class C Per-Share Data
Net asset value, beginning of period                   $17.45     $12.01
  $10.00
Income from investment operations:
  Net investment loss                       (0.95)     (0.09)     (0.07)
  Net realized and unrealized gain
  on investments                             28.77       5.53       2.08
Total from investment operations             27.82       5.44       2.01
Less distributions from capital gains                  (0.24)     (0.00)
  (0.00)
Net asset value, end of period              $45.03     $17.45     $12.01
Class C Ratios/Supplemental Data
Total return                               159.75%     45.30%     20.10%
Net assets, end of period (in thousands)  $282,873    $44,371     $7,615
Ratio of expenses to average net assets      2.20%      2.57%     3.20%3
Ratio of net investment loss to
average net assets                          -1.68%     -1.26%    -1.66%3
Portfolio turnover rate                     44.19%     51.00%     26.64%

(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(2)  Commencement of operations.

(3)  Annualized.
SCIENCE AND TECHNOLOGY FUND
For a Class Y share outstanding throughout the period:
                                                 For the         For the
                                               fiscal year     period from
                                                  ended         6/9/98(1) to
                                                 3/31/00         3/31/99
Class Y Per-Share Data
Net asset value, beginning of period                              $17.65
  $12.20
Income from investment operations:

  Net investment income (loss)                    (6.09)            0.01
  Net realized and unrealized gain
  on investments                                  34.04             5.44
Total from investment operations                  27.95             5.45
Less distributions from capital gains                             (0.24)
  (0.00)
Net asset value, end of period                    $45.36          $17.65
Class Y Ratios/Supplemental Data
Total return                                      158.67%         44.67%
Net assets, end of period (in thousands)          $2,108             $53
Ratio of expenses to average net assets           1.36%           0.62%(2)
Ratio of net investment income to
average net assets                                -0.96%          0.54%(2)
Portfolio turnover rate                           44.19%         51.00%(2)

(1)  Commencement of operations.

(2)  Annualized.
SMALL CAP GROWTH FUND
For a Class C share outstanding throughout each period(1):
                                 For the fiscal year ended March 31,
                               2000      1999      1998      1997    1996
Class C Per-Share Data
Net asset value,
beginning of period          $14.74    $14.29     $9.08    $10.50   $8.45
Income from investment
operations:
  Net investment loss        (0.18)    (0.11)    (0.13)    (0.03)  (0.01)
  Net realized and
  unrealized gain (loss)
  on investments              10.22      2.91      5.91    (1.09)    2.25
Total from investment
operations                    10.04      2.80      5.78    (1.12)    2.24
Less distribution
from capital gains           (3.14)    (2.35)    (0.57)    (0.30)  (0.19)
Net asset value,
end of period                $21.64    $14.74    $14.29     $9.08  $10.50
Class C Ratios/Supplemental Data
Total return                 73.38%    21.61%    65.37%   -10.97%  26.57%
Net assets, end of
period (in thousands)      $800,576  $424,612  $329,514  $198,088$202,557
Ratio of expenses to
average net assets            2.11%     2.10%     2.13%     2.12%   2.14%
Ratio of net investment
loss to average net assets   -0.90%    -0.90%    -1.12%    -0.27%  -0.25%
Portfolio turnover rate      82.24%    51.41%    33.46%    37.20%  31.84%
(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000 that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
SMALL CAP GROWTH FUND
For a Class Y share outstanding throughout each period(1):
                                                                    For the
                                                                  period from
                            For the fiscal year ended March 31,  12/29/95(2) to
                                2000      1999     1998    1997     3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period           $15.21    $14.55    $9.16  $10.52    $10.11
Income from investment
operations:
  Net investment
  income (loss)               (0.15)      0.00   (0.03)    0.01      0.02
  Net realized and unrealized
  gain (loss) on investments   10.73      3.01     5.99  (1.07)      0.39
Total from investment
operations                     10.58      3.01     5.96  (1.06)      0.41

Less distribution from
capital gains                 (3.14)    (2.35)   (0.57)  (0.30)    (0.00)
Net asset value,
end of period                 $22.65    $15.21   $14.55   $9.16    $10.52
Class Y Ratios/Supplemental Data
Total return                  74.71%    22.73%   66.78% -10.37%     4.11%
Net assets, end of
period (in thousands)        $16,770    $7,942     $633    $264        $1
Ratio of expenses to
average net assets             1.30%     1.18%    1.30%   1.17%    1.17%(3)
Ratio of net investment
income (loss) to average
net assets                    -0.09%     0.08%   -0.30%   0.31%    0.78%(3)
Portfolio turnover rate       82.24%    51.41%   33.46%  37.20%   31.84%(3)

(1) Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(2)  Commencement of operations.
(3)  Annualized.
TOTAL RETURN FUND
For a Class C share outstanding throughout each period(1):
                                  For the fiscal year ended March 31,
                                2000      1999     1998    1997     1996
Class C Per-Share Data
Net asset value,
beginning of period           $11.52    $12.24    $9.09   $8.17    $6.37
Income from investment
operations:
  Net investment
  income (loss)               (0.01)      0.03   (0.02)  (0.01)   (0.01)
  Net realized and unrealized
  gain on investments           2.71      0.82     3.56    0.98     1.84
Total from investment
operations                      2.70      0.85     3.54    0.97     1.83
Less distributions:
  From net investment income  (0.03)    (0.01)   (0.00)  (0.00)   (0.00)
  From capital gains          (0.43)    (1.56)   (0.39)  (0.05)   (0.03)
Total distributions           (0.46)    (1.57)   (0.39)  (0.05)   (0.03)
Net asset value,
end of period                 $13.76    $11.52   $12.24   $9.09    $8.17
Class C Ratios/Supplemental Data
Total return                  23.98%     7.47%   39.57%  11.93%   28.75%
Net assets, end of
period (in thousands)       $585,293  $508,210 $472,970$317,453 $208,233
Ratio of expenses to
average net assets             1.98%     1.93%    1.92%   1.95%    1.99%
Ratio of net investment
income (loss) to average
net assets                    -0.12%     0.30%   -0.23%  -0.17%   -0.11%
Portfolio turnover rate       75.64%    54.73%   36.94%  26.23%   16.78%

(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
TOTAL RETURN FUND
For a Class Y share outstanding throughout each period(1):
                                                                   For the
                                                                 period from
                           For the fiscal year ended March 31,  12/29/95(2) to
                                2000      1999     1998    1997   3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period           $11.78    $12.46    $9.18   $8.19    $7.66

Income from investment
operations:
  Net investment income         0.06      0.12     0.05    0.02     0.02
  Net realized and unrealized
  gain on investments           2.80      0.84     3.62    1.02     0.51
Total from investment
operations                      2.86      0.96     3.67    1.04     0.53
Less distributions:
  From net investment income  (0.13)    (0.08)   (0.00)  (0.00)   (0.00)
  From capital gains          (0.43)    (1.56)   (0.39)  (0.05)   (0.00)
Total distributions           (0.56)    (1.64)   (0.39)  (0.05)   (0.00)
Net asset value,
end of period                 $14.08    $11.78   $12.46   $9.18    $8.19
Class Y Ratios/Supplemental Data
Total return                  24.96%     8.37%   40.63%  12.69%    6.92%
Net assets, end of
period (in thousands)         $2,152    $1,381     $943    $504      $87
Ratio of expenses to
average net assets             1.16%     1.15%    1.20%   1.18%   0.96%(3)
Ratio of net investment
income to average
net assets                     0.67%     1.10%    0.50%   0.65%   1.04%(3)
Portfolio turnover rate       75.64%    54.73%   36.94%  26.23%  16.78%(3)

(1) Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(2)  Commencement of operations.

(3)  Annualized.
This space is intended for your notes and calculations.
W&R FUNDS
Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141
Legal Counsel
Kirkpatrick & Lockhart llp
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036
Independent Auditors
Deloitte & Touche llp
1010 Grand Boulevard
Kansas City, Missouri
64106-2232
Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

913-236-2000
888-WADDELL
Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
W&R FUNDS
You can get more information about each Fund in the --
_ Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
_ Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the year covered by the report.
To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.
Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.
The Funds' SEC file number is: 811-6569.
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL
WRP3210(6-00)

Prospectus
June 30, 2000
W&R FUNDS
FIXED INCOME &
MONEY MARKET FUNDS
High Income Fund
Limited-Term Bond Fund
Municipal Bond Fund
Money Market Fund
The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.
Waddell & Reed, Inc.
 CONTENTS
     3    An Overview of the Funds
     3    High Income Fund
     10   Limited-Term Bond Fund
     16   Municipal Bond Fund
     22   Money Market Fund
     26   The Investment Principles of the Funds
     32   Your Account
     55   The Management of the Funds
     57   Financial Highlights
 AN OVERVIEW OF THE FUND
GOALS
W&R High Income Fund
seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.
Principal Strategies
High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service ("MIS") or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and in companies of any size.
The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth. The Fund will emphasize a blend of value and growth in its selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.
WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:
_    financial strength;
_    cash flow;
_    management;
_    borrowing requirements; and
_    responsiveness to changes in interest rates and business conditions.
Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and WRIMCO believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because High Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:
_ the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;
_ the susceptibility of junk bonds to the risk of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;
_ an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline;
_ the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;
_    changes in the maturities of bonds owned by the Fund;
_ adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.
Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
High Income Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
1.
  The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
2.
  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the return would be less than that shown.
3.
  The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.
4.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                              CHART OF RETURNS
                      as of December 31 each year (%)1
                      1998                     3.64%
                      1999                     4.83%
In the period shown in the chart, the highest quarterly return was 6.82% (the first quarter of 1998) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was -3.20%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as

  Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)                      1 Year      Life of Class2
Class C Shares of High Income Fund1               4.83%          5.44%
Salomon Brothers High Yield Market Index          1.73%          4.05%
Salomon Brothers High Yield Composite Index       1.24%          4.26%
Lipper High Current Yield Funds Universe Average  4.53%          2.73%
Class Y Shares of High Income Fund                5.64%          6.63%
Salomon Brothers High Yield Market Index          1.73%          1.73%
Solomon Brothers High Yield Composite Index       1.24%          1.24%
Lipper High Current Yield Funds Universe Average  4.53%          4.53%
The indexes shown are broad-based, securities market indexes that are unmanaged. The Salomon Brothers High Yield Market Index replaces the Salomon Brothers High Yield Composite Index. The new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.
2.
  Since July 31, 1997 for Class C shares (based on the prior Class B shares) and December 30, 1998 for Class Y shares. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from December 31, 1998.
FEES AND EXPENSES
High Income Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from             Class A  Class B   Class C   Class Y
your investment)                      Shares   Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                     5.75%     None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                      None2       5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted          Class A  Class B   Class C   Class Y
from Fund assets)                     Shares   Shares    Shares    Shares
Management Fees                        0.63%    0.63%     0.63%     0.63%
Distribution and Service
(12b-1) Fees                           0.25%    1.00%     1.00%     0.25%
Other Expenses                         0.63%    0.63%     0.63%     0.73%
Total Annual Fund
Operating Expenses                     1.51%    2.26%     2.26%     1.61%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                    1 Year   3 Years   5 Years  10 Years
Class A Shares                         $720    $1,025    $1,351    $2,273
Class B Shares                         $629    $1,006    $1,310    $2,404(1)
Class C Shares                         $329     $ 706    $1,210    $2,595
Class Y Shares                         $164     $ 508     $ 876    $1,911
If shares are not redeemed
at end of period:                    1 Year   3 Years   5 Years  10 Years
Class A Shares                         $720    $1,025    $1,351    $2,273
Class B Shares                         $229     $ 706    $1,210    $2,404(1)
Class C Shares                         $229     $ 706    $1,210    $2,595
Class Y Shares                         $164     $ 508     $ 876    $1,911

(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Limited-Term Bond Fund
seeks to provide a high level of current income consistent with preservation of capital.
Principal Strategies
Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities (rated BBB and higher by S&P and Baa and higher by MIS or, if unrated, deemed by WRIMCO to be of comparable quality)
of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years. The Fund may invest in companies of any size.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
_    the security's current coupon;
_    the maturity of the security;
_    the relative value of the security;
_ the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and
_    the structure of the security, such as whether it has a put or a call feature.
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Limited-Term Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:
_ an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;
_ the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds;
_ prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund;
_ adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.
Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your investment objectives.
PERFORMANCE
Limited-Term Bond Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                        CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
                      1993                       7.32%
                      1994                      -3.04%
                      1995                      12.39%
                      1996                       3.04%
                      1997                       5.64%
                      1998                       5.36%
                      1999                       0.43%
In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was 0.74%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)            1 Year    5 Years  Life of Class2
Class C Shares of
Limited-Term Bond Fund1                 0.43%      5.30%      3.99%
Salomon Brothers 1-5 Years
Treasury/Government Sponsored/
Corporate Index                         2.15%      6.84%      5.54%

Lipper Short-Intermediate
Investment Grade Debt
Funds Universe Average                  0.89%      6.23%      5.17%
Class Y Shares of
Limited-Term Bond Fund                  1.36%                 4.46%
Salomon Brothers 1-5 Years
Treasury/Government Sponsored/
Corporate Index                         2.15%      6.84%      5.38%
Lipper Short-Intermediate
Investment Grade Debt
Funds Universe Average                  0.89%      6.23%      4.41%
The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 29, 1995 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992 and December 31, 1995, respectively.
FEES AND EXPENSES
Limited-Term Bond Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage
of offering price)                   4.25%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of
lesser of amount invested
or redemption value)                 None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.50%     0.50%     0.50%     0.50%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.25%
Other Expenses                       0.67%     0.67%     0.67%     0.47%
Total Annual Fund
Operating Expenses                   1.42%     2.17%     2.17%     1.22%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999;

  otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $563      $855    $1,168    $2,055
Class B Shares                        $620      $979    $1,264    $2,311(1)
Class C Shares                        $320      $679    $1,164    $2,503
Class Y Shares                        $124      $387     $ 670    $1,477
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $563      $855    $1,168    $2,055
Class B Shares                        $220      $679    $1,164    $2,311(1)
Class C Shares                        $220      $679    $1,164    $2,503
Class Y Shares                        $124      $387     $ 670    $1,477

(1) Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Municipal Bond Fund
seeks to provide income not subject to Federal income tax.
Principal Strategy
Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").
The Fund diversifies its holdings among two main types of municipal bonds:
_ general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and
_ revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
_    the security's current coupon;
_    the maturity of the security;
_    the relative value of the security;
_ the creditworthiness of the particular issuer or of the private company involved; and
_    the structure of the security, including whether it has a put or a call feature.
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
Principal Risks of Investing in the Fund
Because Municipal Bond Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:
_ an increase in interest rates which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline;
_    prepayment of higher-yielding bonds held by the Fund ("prepayment risk");
_    changes in the maturities of bonds owned by the Fund;
_ the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;
_ the local economic, political or regulatory environment affecting bonds owned by the Fund;
_    failure of a bond's interest to qualify as tax-exempt;
_    legislation affecting the tax status of municipal bond interest;
_ adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.
A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.
As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest
Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
Municipal Bond Fund
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.
_ The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.
_ The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.
_ The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.
_ The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.
Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.
                        CHART OF YEAR-BY-YEAR RETURNS
                      as of December 31 each year (%)1
                      1993                      13.73%
                      1994                      -8.83%
                      1995                      19.14%
                      1996                       3.53%
                      1997                       9.17%
                      1998                       5.12%
                      1999                      -7.04%
In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was 1.46%.
1.
  The returns shown are based on the performance of the Fund's prior Class
  B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
Average Annual Total Returns
as of December 31, 1999 (%)         1 Year      5 Years   Life of Class2
Class C Shares of
Municipal Bond Fund1                -7.04%        5.64%            4.70%
Lehman Brothers Municipal
Bond Index                          -2.07%        6.92%            5.89%
Lipper General Municipal
Debt Funds Universe Average         -4.63%        5.76%            5.06%
Class Y Shares of
Municipal Bond Fund                 -6.56%                        -6.15%
Lehman Brothers Municipal
Bond Index                          -2.07%        6.92%           -2.07%
Lipper General Municipal
Debt Funds Universe Average         -4.63%        5.76%           -4.63%
The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.
1.
  The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4,
  1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.
2.
  Since September 21, 1992 for Class C shares (based on the prior Class B shares) and December 30, 1998 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992 and December 31, 1998, respectively.
FEES AND EXPENSES
Municipal Bond Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from           Class A   Class B   Class C   Class Y
your investment)                    Shares    Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                   4.25%      None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                    None2        5%        1%      None
Annual Fund Operating Expenses3
(expenses that are deducted        Class A   Class B   Class C   Class Y
from Fund assets)                   Shares    Shares    Shares    Shares
Management Fees                      0.53%     0.53%     0.53%     0.53%
Distribution and Service
(12b-1) Fees                         0.25%     1.00%     1.00%     0.21%
Other Expenses                       0.43%     0.43%     0.43%     0.64%
Total Annual Fund
Operating Expenses                   1.21%     1.96%     1.96%     1.38%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3.
  Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $543      $793    $1,062    $1,829
Class B Shares                        $599      $915    $1,157   $2,0891
Class C Shares                        $299      $615    $1,057    $2,285
Class Y Shares                        $140      $437     $ 755    $1,657
If shares are not redeemed
at end of period:                   1 Year   3 Years   5 Years  10 Years
Class A Shares                        $543      $793    $1,062    $1,829
Class B Shares                        $199      $615    $1,057   $2,0891
Class C Shares                        $199      $615    $1,057    $2,285
Class Y Shares                        $140      $437     $ 755    $1,657
1.
  Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
AN OVERVIEW OF THE FUND
GOAL
W&R Money Market Fund
seeks maximum current income consistent with stability of principal. Principal Strategies
Money Market Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.
Principal Risks of Investing in the Fund
Because Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:
_ an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;
_ the credit quality and other conditions of the issuers whose securities the Fund holds;
_ adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and
_ the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Who May Want to Invest
Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.
PERFORMANCE
Money Market Fund

The Fund has not been in operation for a full calendar year, therefore no performance information is included in this prospectus.
FEES AND EXPENSES
Money Market Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from                     Class A   Class B   Class C
your investment                               Shares    Shares    Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                              None      None      None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of lesser
of amount invested or
redemption value)                               None        5%        1%
Annual Fund Operating Expenses2
(expenses that are deducted                  Class A   Class B   Class C
from Fund assets)                             Shares    Shares    Shares
Management Fees                                0.40%     0.40%     0.40%
Distribution and Service
(12b-1) Fees                                    None     1.00%     1.00%
Other Expenses                                 0.44%     0.44%     0.44%
Total Annual Fund
Operating Expenses                             0.84%     1.84%     1.84%
1.
  The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2.
  The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B or Class C shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If shares are redeemed at end of period:           1 Year        3 Years
Class A Shares                                       $ 86           $268
Class B Shares                                       $587           $879
Class C Shares                                       $287           $579
If shares are not redeemed at end of period:       1 Year        3 Years
Class A Shares                                       $ 86           $268
Class B Shares                                       $187           $579
Class C Shares                                       $187           $579
THE INVESTMENT PRINCIPLES OF THE FUNDS
Investment Goals, Principal Strategies and Other Investments
W&R High Income Fund
The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.
The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The Fund will normally invest at least 65% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.
The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.
When WRIMCO believes that a temporary defensive position is desirable, it may take any one or more of the following steps with respect to the assets in the
Fund:
_    shorten the average maturity of the Fund's debt holdings;
_ hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and/or
_    emphasize high-grade debt securities.
By taking a temporary defensive position the Fund may not achieve its investment objectives. As an alternative to taking a temporary defensive position, or in order to more quickly participate in anticipated market changes or market conditions, the Fund may also invest in options and futures contracts.
W&R Limited-Term Bond Fund
The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), collateralized mortgage obligations and other asset-backed securities. The Fund will invest at least 65% of its total assets in bonds. There is no guarantee that the Fund will achieve its goal. The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stock in certain circumstances.
When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:
_    shorten the average maturity of the Fund's portfolio;
_    hold short-term investments, cash or cash equivalents;
_ emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or
_    invest in convertible preferred stock.
By taking a temporary defensive position the Fund may not achieve its investment objective.
W&R Municipal Bond Fund
The goal of Municipal Bond Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.
As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.
Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.
Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.
At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.
The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:
_    U.S. Government securities;
_    obligations of domestic banks and certain savings and loan associations;
_    commercial paper rated at least A by S&P or MIS; and/or
_    any of the foregoing obligations subject to repurchase agreements.
When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:
_    shorten the average maturity of the Fund's portfolio;
_    hold taxable obligations, subject to the limitations stated above;
_ emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or
_ hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.
By taking a defensive position, the Fund may not achieve its investment objective.
W&R Money Market Fund
The goal of Money Market Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.
The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:
_ U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);
_ bank obligations and instruments secured by bank obligations, such as letters of credit;
_    commercial paper;
_    corporate debt obligations, including variable amount master demand notes;
_    Canadian government obligations; and
_ certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest.
The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligations.
WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:
_ the credit quality of the particular issuer or guarantor of the security;

_    the maturity of the security; and
_    the relative value of the security.
Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.
All Funds
Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.
You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").
Risk Considerations of Principal Strategies and Other Investments
Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.
_ Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than Money Market Fund) will likely change as well.
_ Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.
_ Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.
Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.
For PABs and IDBs in which Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects in which Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.
Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.
YOUR ACCOUNT
Choosing a Share Class
Each Fund offers four classes of shares: Class A, Class B, Class C and Class

Y (Money Market Fund does not offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below. Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.
General Comparison of Class A, Class B and Class C Shares
Class A                Class B                    Class C
Initial sales charge   No initial sales charge    No initial sales charge
No deferred sales      Deferred sales charge on   A 1% deferred sales
charge1                shares you sell within     charge on shares you
                       six years after            sell within twelve
                       purchase                   months after purchase
Maximum distribution   Maximum distribution       Maximum distribution
and service (12b-1)    and service (12b-1)        and service (12b-1)
fees of 0.25%          fees of 1.00%              fees of 1.00%
For an investment of   Converts to Class A        Does not convert to
$2 million or more,    shares 8 years after the   Class A shares, so
only Class A shares    month in which the         annual expenses do
are available          shares were purchased,     not decrease
                       thus reducing future
                       annual expenses
                       For an investment of
                       $300,000 or more,
                       financial advisors may
                       recommend purchase of
                       Class A shares due to a
                       reduced sales charge and
                       lower annual expenses
1.
  A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
General Comparison of Class A, Class B and Class C Shares
Money Market Fund
Class A                  Class B                 Class C
No initial sales charge  No initial sales charge No initial sales charge
Funds Plus Service       Funds Plus Service      Funds Plus Service
optional                 required for            required for
                         direct investment       direct investment
                         Deferred sales charge   A 1% deferred sales
on shares you sell       charge on shares
within six years         you sell within
after purchase           twelve months
                         after purchase
No distribution and      Maximum distribution    Maximum distribution
service (12b-1) fees     and service (12b-1)     and service (12b-1)
                         fees of 1.00%           fees of 1.00%
For an investment of     Converts to Class A     Does not convert to
$2 million more,         shares 8 years after    Class A shares, so
only Class A shares      the month in which      annual expenses
are available            the shares were         do not decrease
                         purchased, thus
                         reducing future
                         annual expenses
Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("Rule 12b-

1") for each of its Class A (except Money Market Fund Class A), Class B, Class C and Class Y shares. Under the Class A Plan, each Fund (except Money Market Fund) may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.
Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.
Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares (except Class A shares of Money Market Fund) are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares.
High Income Fund
Size of Purchase
                                               Sales Charge
                                                as Approx.     Reallowance
                                  Sales Charge  Percent of    to Dealers as
                                 as Percent of    Amount       Percent of
                                 Offering Price   Invested   Offering Price
Under $100,000                       5.75%         6.10%         5.00%
$100,000 to less than $200,000       4.75          4.99          4.00
$200,000 to less than $300,000       3.50          3.63          2.80
$300,000 to less than $500,000       2.50          2.56          2.00
$500,000 to less than $1,000,000     1.50          1.52          1.20
$1,000,000 to less than $2,000,000   1.00          1.01          0.75
$2,000,000 and over                  0.00(1)       0.00(1)       0.50
Limited-Term Bond Fund
Municipal Bond Fund
Size of Purchase
                                               Sales Charge
                                                as Approx.     Reallowance
                                  Sales Charge  Percent of    to Dealers as
                                 as Percent of    Amount       Percent of
                                 Offering Price   Invested   Offering Price
Under $100,000                       4.25%         4.44%         3.60%
$100,000 to less than $300,000       3.25          3.36          2.75
$300,000 to less than $500,000       2.50          2.56          2.00
$500,000 to less than $1,000,000     1.50          1.52          1.20
$1,000,000 to less than $2,000,000   1.00          1.01          0.75
$2,000,000 and over                  0.00(1)       0.00(1)       0.50

(1) No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments a Fund may impose a CDSC of

  1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.
Waddell & Reed, Inc. or its affilate(s) may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. or its affiliate(s) may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.
Sales Charge Reductions
Lower sales charges are available by:
_ Combining additional purchases of Class A shares of any of the Funds in the W&R Funds, except Class A shares of Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");
_ Grouping all purchases of Class A shares of W&R Funds, except shares of Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and
_    Grouping purchases by certain related persons.
Additional information and applicable forms are available from Waddell & Reed, Inc.
Waivers for Certain Investors
Class A shares may be purchased at NAV by:
_ Certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds.
Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.
Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.
Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares and any dividends and distributions paid on such shares automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.
The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the

CDSC discussed below.
Contingent Deferred Sales Charge
on Shares Sold Within Year          As % of Amount Subject to Charge
            1                                     5.0%
            2                                     4.0%
            3                                     3.0%
            4                                     3.0%
            5                                     2.0%
            6                                     1.0%
            7+                                    0.0%
In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.
For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.
For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.
The CDSC will not apply in the following circumstances:
_ redemptions of shares by certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds.
_ redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.
_ redemptions of shares made to satisfy required minimum distributions after age 70 1e2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.
_ redemptions of shares made pursuant to a shareholder's participation in Funds Plus Service or other systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)
_ redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.
_    the exercise of certain exchange privileges.
_ redemptions effected pursuant to the Funds' right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500.
_ redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.
These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Funds' right to liquidate a shareholder's account, which requires certain notice.
Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.
Class Y shares are only available for purchase by:
_ participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
_ banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services; and
_ government entities or authorities and corporations whose investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services.
Ways to Set Up Your Account
The different ways to set up (register) your account are listed below. Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
Retirement Plans
To shelter your retirement savings from income taxes
Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.
_ Individual Retirement Accounts (IRAs) allow a certain individual under age 70 1e2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.
_ IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
_ Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.
_ Education IRAs are established for the benefit of a minor, with nondeductible contributions, up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.
_ Simplified Employee Pension Plans (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.
_ Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
_ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.
_ Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
_ 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
_ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.
Gifts or Transfers to a Minor
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").
Trust
For money being invested by a trust
The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed.
Buying Shares
You may buy shares of each of the Funds through a financial advisor and through other broker-dealers and banks that have selling agreements with the Distributor. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application.
To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:
Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
To purchase Class Y shares (or Class A shares of Money Market Fund) by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the address above, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
The price to buy a share of a Fund, called the offering price, is calculated every business day.
The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.
In the calculation of a Fund's NAV:
_ The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
_ Bonds are generally valued according to prices quoted by an independent pricing service.
_ Short-term debt securities are valued at amortized cost, which approximates market value.
_ Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.
The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:
_    All of your purchases must be made in U.S. dollars.
_ If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
_ The Fund will be deemed to have received your purchase order when a third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.
Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering shares of the Funds for purchase.
Minimum Investments
For Class A, Class B and Class C:
To Open an Account                                       $500 (per Fund)
For certain exchanges                                    $100 (per Fund)
For certain retirement accounts and accounts
opened with Automatic Investment Service                  $50 (per Fund)
To Add to an Account                                          Any amount
For certain exchanges                                    $100 (per Fund)
For Automatic Investment Service                          $25 (per Fund)
For Class Y:
To Open an Account
For a government entity or authority                         $10 million
or for a corporation                        (within first twelve months)
For other investors                                           Any amount
To Add to an Account                                          Any amount
Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.
To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:
_ the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or
_ a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.
To add to your Class Y account (or Class A account in Money Market Fund) by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a.,
ABA Number 101000695, for the account of Waddell & Reed
Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.
Selling Shares
You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.
The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B, Class C shares or certain Class A shares.
To sell shares by written request: Complete an Account Service Request form or write a letter of instruction with:
_    the name on the account registration;
_    the Fund's name;
_    the Fund account number;
_    the dollar amount or number, and the class, of shares to be redeemed;
     and
_    any other applicable requirements listed in the table below.
Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.
To sell Class Y shares (and Class A shares of Money Market Fund) by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares of any Fund or Class A shares of Money Market Fund and make payment by wire to your predesignated bank account or by check to you at the address on the account.
To sell Class A shares of Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.
When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:
_ If more than one person owns the shares, each owner must sign the written request.
_ If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
_ Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
_ Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
_ The Fund will be deemed to have received your order to sell shares when the firm through which you purchased the shares (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type             Special Requirements
Individual or            The written instructions must be signed by all
Joint Tenant             persons required to sign for transactions, exactly
                         as their names appear on the account.
Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.
UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.
Retirement Account       The written instructions must be signed by a
                         properly authorized person.
Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's
                         name is not in the account registration, provide a
                         currently certified copy of the trust document.
Business or              At least one person authorized by corporate
Organization             resolution to act on the account must sign the
                         written instructions.
Conservator, Guardian    The written instructions must be signed by the
                         or Other Fiduciary  person properly authorized by
                         court order to act in the particular fiduciary
                         capacity.
The Fund may require a signature guarantee in certain situations such as:
_    a redemption request made by a corporation, partnership or fiduciary;
_    a redemption request made by someone other than the owner of record; or
_    the check is made payable to someone other than the owner of record.
This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
The Funds reserve the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500 or less than $250 for Money Market Fund. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500 or $250 for Money Market Fund. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or accounts which have an aggregate NAV of less than $500 due to market forces. Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.
You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption.
The CDSC will not apply to the proceeds of Class B, Class C or, where otherwise applicable to certain Class A shares which are redeemed and then reinvested in shares of the same class of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares, Class C shares and certain Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.
Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.
Telephone Transactions
The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions. Shareholder Services
Personal Service
A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions. You can access our web site, www.waddell.com, to obtain price information about other funds in W&R Funds.
Exchanges
Except as provided below, you may sell your shares and buy shares of the same class of any of the funds within the W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares or Class A shares to which the CDSC would otherwise apply. For Class B and Class C shares and Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund except that exchanging Class Y shareholders of a fund may buy Class A shares of Money Market Fund.
You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the W&R Funds. You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for less than six months only for Class A shares of Limited-Term Bond, Municipal Bond and Money Market Funds.
Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.
The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.
Automatic Transactions for Class A, Class B and Class C Shareholders
Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.
Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.
Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account with W&R
Funds.
                  Minimum Amount         Minimum Frequency
                  $25 (per Fund)              Monthly
Funds Plus Service
To move money from Money Market Fund to another Fund in W&R Funds, whether in the same or a different account in the same class.
                  Minimum Amount         Minimum Frequency
                 $100 (per Fund)              Monthly
Distributions and Taxes
Distributions
Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.
Usually, High Income Fund, Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund distribute net investment income at the following times: declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:
1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.
2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.
For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.
Taxes
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:
Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional

Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.
Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.
Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or IDBs should consult their tax advisers before purchasing Municipal Bond Fund shares because, for certain users of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs or IDBs. A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax. No part of the dividends paid by Limited-Term Bond Fund and Municipal Bond Fund is expected to be eligible for this deduction. Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the W&R Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.
Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.
Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.
State and local income taxes. The portion of the dividends paid by Limited-Term Bond Fund and Money Market Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.
The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
THE MANAGEMENT OF THE FUNDS
Portfolio Management
The Funds are managed by WRIMCO, subject to the authority of the Funds' Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO has served as investment manager to the W&R Funds since its inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.
Louise D. Rieke is primarily responsible for the management of the High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since July 1986 and has been an employee of such since May 1971.
W. Patrick Sterner is primarily responsible for the management of the Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992.
Bryan J. Bailey is primarily responsible for the management of the Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Bailey has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993. Mira Stevovich is primarily responsible for the management of the Money Market Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO and its predecessors since May 1998 and has been an employee of such since March 1987.
Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.
Management Fee
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.
The management fee is payable by a Fund at the annual rates of:
for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over
$1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.53%;
for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.13%;
for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.54%; and
for Money Market Fund, 0.40% of annual net assets.
WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.
FINANCIAL HIGHLIGHTS
The following information is to help you understand the financial performance of each Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche llp, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.
HIGH INCOME FUND
For a Class C share outstanding throughout each period(1):
                                                  For the         For the
                                                fiscal year     period from
                                              ended March 31,   7/31/97(2) to
                                                2000      1999    3/31/98
Class C Per-Share Data
Net asset value, beginning of period           $9.94    $10.79     $10.00
Income from investment operations:
  Net investment income                         0.69      0.63       0.37
  Net realized and unrealized gain
  (loss) on investments                       (0.67)    (0.82)       0.79
Total from investment operations                0.02    (0.19)       1.16
Less distributions:
  Declared from net investment income         (0.69)    (0.63)     (0.37)
  From capital gains                          (0.00)    (0.03)     (0.00)
Total distributions                           (0.69)    (0.66)     (0.37)
Net asset value, end of period                 $9.27     $9.94     $10.79
Class C Ratios/Supplemental Data
Total return                                   0.17%    -1.72%     11.77%
Net assets, end of period
(in thousands)                               $22,877   $25,427    $11,812
Ratio of expenses to average
net assets                                     2.17%     2.20%     2.52%3
Ratio of net investment income to
average net assets                             7.16%     6.29%     5.98%3
Portfolio turnover rate                       71.31%    50.98%     67.82%

(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(2)  Commencement of operations.

(3)  Annualized.
HIGH INCOME FUND
For a Class Y share outstanding throughout the period:
                                               For the          For the
                                             fiscal year      period from
                                           ended March 31,    12/30/98(1) to
                                                2000            3/31/99
Class Y Per-Share Data
Net asset value, beginning of period              $9.94          $9.97

Income from investment operations:
  Net investment income                            0.77           0.20
  Net realized and unrealized
  gain (loss) on investments                     (0.67)           0.00
Total from investment operations                   0.10           0.20
Less distributions:
  Declared from net investment income            (0.77)         (0.20)
  From capital gains                             (0.00)         (0.03)
Total distributions                              (0.77)         (0.23)
Net asset value, end of period                    $9.27          $9.94
Class Y Ratios/Supplemental Data
Total return                                      0.94%          2.45%
Net assets, end of period (in thousands)             $6             $6
Ratio of expenses to average net assets           1.40%         0.26%(2)
Ratio of net investment income to
average net assets                                7.85%         8.55%(2)
Portfolio turnover rate                          71.31%        50.98%(2)
(1)  Commencement of operations.

(2)  Annualized.
LIMITED-TERM BOND FUND
For a Class C share outstanding throughout each period(1):
                                    For the fiscal year ended March 31,
                                 2000     1999     1998    1997      1996
Class C Per-Share Data
Net asset value,
beginning of period            $10.16   $10.14    $9.90  $10.00     $9.70
Income from investment
operations:
  Net investment
  income                         0.47     0.44     0.45    0.44      0.41
  Net realized and
  unrealized gain
  (loss) on investments        (0.40)     0.02     0.24  (0.09)      0.30
Total from investment
operations                       0.07     0.46     0.69    0.35      0.71
Less distributions:
  Declared from net
  investment income            (0.47)   (0.44)   (0.45)  (0.44)    (0.41)
  From capital gains           (0.00)   (0.00)   (0.00)  (0.01)    (0.00)
Total distributions            (0.47)   (0.44)   (0.45)  (0.45)    (0.41)
Net asset value,
end of period                   $9.76   $10.16   $10.14   $9.90    $10.00
Class C Ratios/Supplemental Data
Total return                    0.73%    4.65%    7.15%   3.52%     7.41%
Net assets, end of
period (in thousands)         $18,966  $21,311  $18,148 $17,770   $23,682
Ratio of expenses
to average net assets           1.81%    2.11%    2.12%   2.07%     2.10%
Ratio of net investment
income to average
net assets                      4.75%    4.34%    4.52%   4.40%     4.14%
Portfolio turnover rate        37.02%   32.11%   27.37%  23.05%    22.08%
1.
  The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that
  Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
LIMITED-TERM BOND FUND
For a Class Y share outstanding throughout each period:
                                                                  For the
                                                                period from
                          For the fiscal year ended March 31,   12/29/95(1) to
                              2000      1999     1998     1997   3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period         $10.16    $10.14    $9.90   $10.00    $10.16

Income from investment
operations:
  Net investment
  income                      0.57      0.53     0.53     0.52      0.11
  Net realized and
  unrealized gain (loss)
  on investments            (0.40)      0.02     0.24   (0.09)    (0.16)
Total from investment
operations                    0.17      0.55     0.77     0.43    (0.05)
Less distributions:
  Declared from net
  investment income         (0.57)    (0.53)   (0.53)   (0.52)    (0.11)
  From capital gains        (0.00)    (0.00)   (0.00)   (0.01)    (0.00)
Total distributions         (0.57)    (0.53)   (0.53)   (0.53)    (0.11)
Net asset value,
end of period                $9.76    $10.16   $10.14    $9.90    $10.00
Class Y Ratios/Supplemental Data
Total return                 1.69%     5.60%    7.91%    4.33%    -0.49%
Net assets, end of
period (in thousands)       $1,229      $263     $184     $105        $1
Ratio of expenses
to average net assets        0.69%     1.20%    1.32%    1.04%    1.18%(2)
Ratio of net investment
income to average
net assets                   6.03%     5.25%    5.32%    5.62%    4.70%(2)
Portfolio turnover rate     37.02%    32.11%   27.37%   23.05%   22.08%(2)

(1)  Commencement of operations.

(2)  Annualized.

MUNICIPAL BOND FUND
For a Class C share outstanding throughout each period(1):
                                  For the fiscal year ended March 31,
                               2000    1999      1998    1997      1996
Class C Per-Share Data
Net asset value,
beginning of period          $11.24  $11.45    $10.74  $10.63    $10.30
Income from investment
operations:
  Net investment
  income                       0.42    0.42      0.44    0.45      0.43
  Net realized and
  unrealized gain
  (loss) on investments      (1.11)    0.10      0.71    0.11      0.33
Total from investment
operations                   (0.69)    0.52      1.15    0.56      0.76
Less distributions:
  Declared from net
  investment income          (0.42)  (0.42)    (0.44)  (0.45)    (0.43)
  From capital gains         (0.02)  (0.31)    (0.00)  (0.00)    (0.00)
  Total distributions        (0.44)  (0.73)    (0.44)  (0.45)    (0.43)
Net asset value,
end of period                $10.11  $11.24    $11.45  $10.74    $10.63
Class C Ratios/Supplemental Data
Total return                 -6.21%   4.64%    10.89%   5.32%     7.48%
Net assets, end of
period (in thousands)       $28,361 $42,906   $40,023 $36,618   $33,869
Ratio of expenses
to average net assets         1.98%   1.88%     1.89%   1.92%     1.93%
Ratio of net investment
income to average
net assets                    3.94%   3.68%     3.94%   4.18%     4.05%
Portfolio turnover rate      16.95%  41.53%    27.86%  34.72%    42.02%
(1) The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

MUNICIPAL BOND FUND
For a Class Y share outstanding throughout each period:
                      For the                           For the
                      fiscal      For the    For the     fiscal     For the
                       year     period from   period      year    period from
                       ended     12/30/98(3)  ended      ended     12/29/95(1)
                      3/31/00   to 3/31/99   6/23/97(2) 3/31/97   to 3/31/96
Class Y Per-Share Data
Net asset value,
beginning of period    $11.24     $11.58      $10.74    $10.63        $10.94
Income from
investment operations:
  Net investment
  income                 0.48       0.13        0.10      0.52          0.12
  Net realized and
  unrealized gain
  (loss) on
  investments          (1.11)     (0.03)        0.29      0.11        (0.31)
Total from investment
operations             (0.63)       0.10        0.39      0.63        (0.19)
Less distributions:
  Declared from net
  investment income    (0.48)     (0.13)      (0.10)    (0.52)        (0.12)
  From capital gains   (0.02)     (0.31)      (0.00)    (0.00)        (0.00)
Total distributions    (0.50)     (0.44)      (0.10)    (0.52)        (0.12)
Net asset value,
end of period          $10.11     $11.24      $11.03    $10.74        $10.63
Class Y Ratios/Supplemental Data
Total return           -5.69%      0.80%       3.22%     5.96%        -1.80%
Net assets, end of
period (in thousands)      $2         $2          $0        $1            $1
Ratio of expenses
to average net assets   1.40%     1.00%(4)    4.95%(4)   1.28%        1.18%(4)
Ratio of net investment
income to average
net assets              4.52%     4.40%(4)    4.12%(4)   4.83%        4.33%(4)
Portfolio turnover
rate                   16.95%    41.53%(4)   27.86%(4)  34.72%       42.02%(4)

(1)  Initial commencement of operations.
(2) All outstanding shares were redeemed on June 23, 1997, at the ending net asset value shown in the table.
(3)  Recommencement of operations.
(4)  Annualized.
This space is intended for your notes and calculations.
W&R FUNDS
Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106
Legal Counsel
Kirkpatrick & Lockhart llp
1800 Massachusetts Avenue, N.W.
Washington, D. C. 20036
Independent Auditors
Deloitte & Touche llp
1010 Grand Boulevard
Kansas City, Missouri
64106-2232
Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

888-WADDELL
Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL
You can get more information about each Fund in the --
_ Statement of Additional Information (SAI), which contains detailed information about the Funds, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
_ Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the year covered by the report.
To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.
Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.
The Funds' SEC file number is: 811-6569.
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL
WRP3110(6-00)

                               W&R FUNDS, INC.

                           6300 Lamar Avenue
                           P. O. Box 29217
                 Shawnee Mission, Kansas  66201-9217
                             913-236-2000
                             888-WADDELL
                            June 30, 2000
                  STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with each prospectus ("Prospectus") for the W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) (the "Corporation") dated June 30, 2000, which may be obtained from the Corporation or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

                           TABLE OF CONTENTS
     Performance Information ..........................
     Investment Strategies, Policies and Practices.....
     Investment Management and Other Services .........
     Purchase, Redemption and Pricing of Shares .......
     Directors and Officers ...........................
     Payments to Shareholders .........................
     Taxes ............................................
     Portfolio Transactions and Brokerage .............
     Other Information ................................
     Appendix A .......................................
     Financial Statements .............................

      W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on January 29, 1992.

                        PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Corporation's principal underwriter and distributor (the "Distributor"), or the Corporation may, from time to time, publish for one or more of the twelve Funds (each a "Fund" and collectively the "Funds") total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment and for Class A shares of Asset Strategy Fund, High Income Fund, International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund, Small Cap Growth Fund, Tax-Managed Equity Fund and Total Return Fund, deducting the maximum sales charge of 5.75%; and for Class A shares of Limited-Term Bond Fund and Municipal Bond Fund, deducting the maximum sales charge of 4.25%. Class A shares of Money Market Fund do not have an initial sales charge. See "Purchase, Redemption and Pricing of Shares." All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value ("NAV") as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on shares. The formula used to calculate the average annual total return for a particular class of a Fund is:
                n
        P(1 + T)  = ERV
       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment
                    for the periods shown.

     Non-standardized performance information may also be presented that may not reflect the deferred sales charge.

     The average annual total return quotations for the Class C shares of each fund as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                      One-Year Period Five-Year Period Period from
                        From 4-1-99    From 4-1-95  9/21/92* to
                         to 3-31-00     to 3-31-00    3-31-00
                      ------------------------------------------

Asset Strategy Fund         39.60%         12.77%**
Small Cap Growth Fund       73.38%         31.48%      29.45%
(formerly known as Growth Fund)
High Income Fund             0.17%          3.65%***
International Growth Fund   97.89%         31.75%      20.54%
Limited-Term Bond Fund       0.73%          4.66%       3.96%
Municipal Bond Fund         -6.21%          4.26%       4.75%
Science and Technology Fund159.75%         76.18%***
Total Return Fund           23.98%         21.79%      17.73%

The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  *Date of initial public offering of prior Class B.
 **For the period from April 20, 1995, the date of initial public offering of prior Class B, to March 31, 2000.
***For the period from July 31, 1997, the date of initial public offering of prior Class B, to March 31, 2000.

     International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

      The average annual total return quotations for Class Y shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                      One-Year Period Period from class
                        From 4-1-99   inception* to
                         to 3-31-00      3-31-00
                      --------------- --------------

Asset Strategy Fund         40.85%         15.15%
Small Cap Growth Fund       74.71%         32.67%
(formerly known as Growth Fund)
High Income Fund             0.94%          2.72%
International Growth Fund   99.74%         37.79%
Limited-Term Bond Fund       1.69%          4.43%
Municipal Bond Fund         -5.69%         -3.74%**
Science and Technology Fund158.67%        107.24%
Total Return Fund           24.96%         21.51%

  *For each of these Funds (other than Municipal Bond Fund, Science and Technology Fund and High Income Fund), December 29, 1995; for
  Science and Technology Fund, June 9, 1998; and for High Income Fund, December 30, 1998.
**For the period from December 30, 1998, through March 31, 2000.

     No total return information is provided for Class A or Class B of a Fund since neither class had commenced operations as of March 31, 2000.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

  Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                   6
         Yield = 2((((a - b)/cd)+1)  -1)
     Where, with respect to a particular class of a Fund:
     :      a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of
                 reimbursements).
            c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share of the class on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, for Class C shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

          Limited-Term Bond Fund                 6.02%
          Municipal Bond Fund                    4.52%

      The yield computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, for Class Y shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

          Limited-Term Bond Fund                 7.40%
          Municipal Bond Fund                    5.24%


      Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for Class C shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.20%, 6.02%, 6.25%, 6.69% and 7.04% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax equivalent yield for Class Y shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 6.03%, 6.98%, 7.25%, 7.75% and 8.17% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

     No yield information is provided for Class A or Class B of Limited-Term Bond Fund or Municipal Bond Fund since neither class had commenced operations as of March 31, 2000.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses. Yield quotations for Class B shares do not reflect the imposition of the deferred sales charge described above. If such deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     No performance information is provided for Large Cap Growth Fund, Mid Cap Growth Fund, Money Market Fund or Tax-Managed Equity Fund since they had not commenced operations as of March 31, 2000.

Performance Rankings and Other Information

     The Distributor or the Corporation also may from time to time publish for one or more of the twelve Funds in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

       Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

             INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of each Fund.

Asset Allocation

     Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" below.

High Income Fund

     High Income Fund may invest in certain high-yield, high-risk, non-investment grade debt securities (commonly referred to as "junk bonds"). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Fund

     Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the "amortized cost method" of valuing its portfolio securities, the Fund must comply with Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) ("NRSRO(s)") or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion under "Determination of Offering Price."

     (1)  U.S. Government Securities:  See "U.S. Government
Securities."

     (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

     (3) Commercial Paper Obligations Including Variable Amount Master Demand Notes: Commercial paper rated as described above. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional investor.

     (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above.

     (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market Fund.

     (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Fund is eligible to hold under the Rule.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than Money Market Fund) may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     A Fund (other than Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

      While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than Money Market Fund and Municipal Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each Fund (other than Money Market Fund and Municipal Bond Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than Money Market Fund and Municipal Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

  U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include "pass-through" securities, "participation certificates" and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

  Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

  Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

  Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

  Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"), which are also generally referred to as private activity bonds ("PABs"). Only those IDBs and PABs the interest on which is free from Federal income taxation (although it may be an item of tax preference for purposes of the Federal alternative minimum tax ("AMT")) will be considered municipal bonds. In general, IDBs and PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Such entities and persons should consult with their tax advisers before investing in Municipal Bond Fund.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether or not any rated municipal lease obligations are liquid include the following: (i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and
(vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements.
Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court should hold that an obligation held by Municipal Bond Fund is not a municipal bond (with the result, that the interest thereon is taxable), Municipal Bond Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see Appendix A to this SAI), now or in the future, S&P, or MIS may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS currently rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

  Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

  Indexed Securities

     Each Fund (other than Money Market Fund and Municipal Bond Fund) may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments and, for Money Market Fund, subject to the requirements of Rule 2a-7. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

  Loans and Other Direct Debt Instruments

      Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

       Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     For purposes of the limitations on the amount of total assets that Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes.
Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Foreign Securities and Currencies

     Each Fund (other than Limited-Term Bond Fund and Municipal Bond
Fund) may purchase securities of foreign issuers, including depositary receipts, subject to the restrictions described in the Prospectus and this SAI. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

     In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that ability to invest assets abroad might enable a Fund to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Certain of the Funds could also be adversely affected by the conversion of certain European currencies into the euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

     Each of the Funds (other than Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts. Each of those Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies - Forward Currency Contracts."

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."

  Lending Securities

     Securities loans may be made by each Fund (except Municipal Bond
Fund) on a short-term or long-term basis for the purpose of increasing the Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to the return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. A Fund will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to return the securities to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

  Repurchase Agreements

     Each of the Funds may purchase securities subject to repurchase agreements subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

  Warrants and Rights

     Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

   When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities takes place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

  Investment Company Securities

     Certain of the Funds may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

  Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(i)  repurchase agreements not terminable within seven days;
    (ii) securities for which market quotations are not readily available;
   (iii) over-the-counter ("OTC") options and their underlying collateral;
    (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (v) restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors;
    (vi) securities involved in swap, cap, floor and collar transactions;
   (vii) non-government stripped fixed-rate mortgage-backed securities; and
  (viii)  direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Options, Futures and Other Strategies

     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively "Financial Instruments") to attempt to enhance a Fund's income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure, if applicable, as well as other risks of the Fund's investments that can affect fluctuation in its NAV.

     Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund (other than Municipal Bond Fund, Limited-Term Bond Fund and Money Market Fund) is authorized to invest in foreign securities, those Funds may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio.
Thus, in a short hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

     (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.
Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives a Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. However, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

      Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.
Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Foreign Currency Hedging Strategies--Special Considerations.
Each Fund (other than Limited-Term Bond Fund, Municipal Bond Fund and Money Market Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and foreign currency forward contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     Each of these Funds might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. Each Fund (other than Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     Each of these Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Funds could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

       Each of these Funds also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.
     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

     Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Floors and Collars. A Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.
Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Corporation understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (i) Each Fund (other than Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate. Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans);

    (ii) Each Fund (other than Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable securities. Total Return Fund, Small Cap Growth Fund, International Growth Fund, High Income Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Science and Technology Fund and Tax-Managed Equity Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds (other than High Income Fund and Science and Technology Fund) may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities. High Income Fund and Science and Technology Fund do not intend to invest more than 5% of their respective total assets in such securities. Asset Strategy Fund does not intend to purchase shares of open end investment companies. Notwithstanding the foregoing, each of these Funds may also acquire investment company shares as part of a merger, consolidation or other reorganization;

   (iii) Each Fund (other than Asset Strategy Fund) may not lend money or other assets, other than through certain limited types of loans; however, each of these Funds may buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions, may enter into repurchase agreements (see "Repurchase Agreements") and, except Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act. Asset Strategy Fund may not make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities (see "Repurchase Agreements" above);

    (iv) No Fund may invest for the purpose of exercising control or management of another issuer;

       (v) No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

    (vi) No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

   (vii) No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government securities are not subject to this limitation and up to 25% of each Fund's total assets may be invested without regard to these restrictions;

  (viii) No Fund (other than Science and Technology Fund) may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government securities;

    (ix) Money Market Fund and Municipal Bond Fund may not purchase warrants;

     (x) Each Fund (other than Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than Limited-Term Bond Fund, Money Market Fund, or Municipal Bond Fund) from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (xi) No Fund may issue senior securities. Asset Strategy Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that this Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;
          Total Return Fund, Small Cap Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income FundEach Fund (other than Asset Strategy Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets. Asset Strategy Fund may not borrow money, except that this Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

          Each Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

    (xii) Each Fund may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

  (xiii) At least 80% of Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds of investment grade; and

   (xiv) No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5% limitation in fundamental restriction (ix) is non-fundamental. In particular, in applying this limitation:

     (a) For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b) For IDBs and PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

     (c) The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

       The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (i) Under normal market conditions, at least 65% of the total assets of Small Cap Growth Fund will be invested in small-cap growth stocks; at least 65% of the total assets of Large Cap Growth Fund will be invested in large-cap growth stocks; at least 65% of the total assets of Mid Cap Growth Fund will be invested in mid-cap growth stocks; at least 65% of the total assets of International Growth Fund will be invested in growth stocks; and at least 65% of Tax-Managed Equity Fund's total assets will be invested in equity securities.

    (ii) During normal market conditions, at least 80% of International Growth Fund's total assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United States. International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

   (iii) During normal market conditions, Science and Technology Fund will not invest in any securities other than science securities or technology securities if, as a result, more than 20% of its total assets would be invested in such other securities.

    (iv) At least 65% of High Income Fund's total assets will be invested during normal market conditions to seek a high level of current income. High Income Portfolio will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (v) Municipal Bond Fund does not intend to invest more than 50% of its total assets in industrial development bonds. Up to 10% of Municipal Bond Fund's total assets may be invested in debt securities other than municipal bonds. Municipal Bond Fund will have less than 25% of its total assets in securities of issuers located in any single state.

    (vi) At least 65% of Limited-Term Bond Fund's total assets will be invested during normal market conditions in bonds, and at least 65% of Municipal Bond Fund's total assets will be invested during normal market conditions in bonds exclusive of other municipal debt obligations.

   (vii) Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7. Money Market Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7;

  (viii) Subject to the diversification requirements of Rule 2a-7, Money Market Fund may invest up to 10% of its total assets in Canadian Government obligations. Money Market Fund may not invest more than 25% of its total assets in a combination of Canadian Government obligations and foreign bank obligations;

    (ix)  Each Fund (other than Asset Strategy Fund and Money Market
          Fund) does not currently intend to invest in non-investment grade debt securities if, as a result, more than 5% of its total assets, respectively, would consist of such investments. Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality. Limited-Term Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by MIS). Money Market Fund may not invest in such securities.

     (x) Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets.

    (xi) Each of Total Return Fund and Small Cap Growth Fund may invest up to 10% of its net assets, and Science and Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund may invest up to 25% of its total assets, respectively, in foreign securities. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

   (xii) Asset Strategy Fund, Limited-Term Bond Fund and Municipal Bond Fund do not currently intend to invest more than 5% of their respective total assets in when-issued and delayed delivery transactions.

  (xiii) Each Fund may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund) of its net assets would consist of illiquid investments.

    (xiv) Each Fund (other than Large Cap Growth Fund, Mid Cap
          Growth Fund, Small Cap Growth Fund, Science and Technology Fund, High Income Fund and Tax-Managed Equity Fund) may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

   (xv) To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

   (xvi)  Asset Strategy Fund may borrow money only from a bank.
          Asset Strategy Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 2000, and 1999 for each of the Funds then in existence were as follows:
                                 2000      1999
                                -----      ----

Asset Strategy Fund             204.12%   168.17%
Small Cap Growth Fund             %        51.41%
High Income Fund                 71.31%    50.98%
International Growth Fund       125.71%   116.25%
Limited-Term Bond Fund           37.02%    32.11%
Municipal Bond Fund              16.95%    41.53%
Science and Technology Fund      44.19%    51.00%
Small Cap Growth Fund            82.24%    51.41%
Total Return Fund                75.64%    54.73%

      The portfolio turnover rate for the common stock portion of Asset Strategy Fund's portfolio for the fiscal year ended March 31, 2000 was 205.97%; the rate for the remainder of the portfolio was 118.86%.

      A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                  INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Corporation has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. (the "Distributor") is the Corporation's principal underwriter and distributor.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the "Shareholder Servicing Agreement") and a separate agreement for accounting services (the "Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly the United Group of Funds), W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) and Target/United Funds, Inc.
since each company's inception date Waddell & Reed, Inc. serves as principal underwriter for the Funds, the investment companies in the Waddell & Reed Advisors United Group of Mutual Funds and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of the Distributor, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides the Corporation with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 2000, 1999 and 1998 for each of the Funds then in existence were as follows:
                               2000      1999      1998
                               ----     -----      ----

Asset Strategy Fund      $  289,366$  201,083$  127,507
High Income Fund            136,556(1)123,728    24,352(2)
International Growth Fund 1,274,648  725,596   553,692
Limited-Term Bond Fund       30,177(1)107,424  101,985
Municipal Bond Fund         202,017   226,707   216,501
Science and Technology
  Fund                    1,213,722   130,141    17,585(2)
Small Cap Growth Fund     5,008,973 2,846,036 2,041,002
Total Return Fund         3,827,376 3,391,371 2,837,414

(1)Effective June 30, 1999, WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by High Income Fund and Limited-Term Bond Fund for the fiscal year ended March 31, 2000 would have been $161,459 and $116,160, respectively.
(2)For the period from 7/31/97, the date of initial public offering, to 3/31/98.

     For purposes of calculating the daily fee, the Corporation does not include money owed to it by the Distributor for shares which it has sold but not yet paid to the Corporation. The Corporation accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. Money Market Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by the Distributor, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.
                       Accounting Services Fee
                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

      Fees paid to the Agent during the fiscal years ended March 31, 2000, 1999 and 1998 for each of the Funds then in existence were as follows:
                               2000      1999      1998
                               ----     -----      ----



Asset Strategy Fund         $20,833   $15,000   $10,000
High Income Fund             18,333    10,000       833*
International Growth Fund    41,667    30,000    30,000
Limited-Term Bond Fund       10,000    10,000    10,000
Municipal Bond Fund          20,000    20,000    20,000
Science and Technology Fund  38,333    10,833     2,972*
Small Cap Growth Fund        66,667    54,167    49,167
Total Return Fund            64,167    60,000    59,167

 *For the period 7/31/97, the date of initial public offering, to 3-31-
 98.

     Because the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. The Distributor and its affiliates pay the Corporation's Directors and officers who are affiliated with the Distributor and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

     The Corporation pays all of its other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     The Distributor acts as principal underwriter and distributor of the Corporation's shares pursuant to an underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts to sell the shares of the Corporation but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis.

     Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund (other than Money Market Fund) may pay Waddell & Reed, Inc., a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to compensate Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

     Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay the Distributor a service fee not to exceed 0.25% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of shares of that class. Under a Distribution and Service Plan for Class Y shares (the "Class Y Plan") adopted by the Corporation pursuant to Rule 12b-1, the Corporation, with respect to each Fund, pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.



     The Distributor offers the Corporation's shares through its financial advisors, registered representatives and sales managers ("sales force") and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares, the Distributor will pay commissions and incentives to the sales forces at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Corporation's shares. The Plans permit Waddell & Reed, Inc. to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed, Inc. may be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and in compensating broker-dealers who may regularly sell shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. There were no service fees or distribution fees paid by a Fund for Class A or Class B for the fiscal year ended March 31, 2000, because these classes had not commenced operations. For the fiscal year ended March 31, 2000, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees, respectively, under the old Class B and the Class C Plan for each of the Funds: Asset Strategy Fund - $298,166 and $99,239; High Income Fund - $192,388 and $64,017 ; International Growth Fund - $1,120,202 and $369,673 ; Limited-Term Bond Fund - $165,345 and $54,787;
Municipal Bond Fund - $283,621 and $94,586; Small Cap Growth Fund - $4,386,944 and $1,451,477; Science and Technology Fund - $1,086,121
and $343,339 ; and Total Return Fund - $4,079,148 and $1,361,454 .
For the fiscal year ended March 31, 2000, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class Y Plan for each of the Funds: Asset Strategy Fund - $935; High Income Fund - $20; International Growth Fund - $5,238; Limited-Term Bond Fund - $1,402; Municipal Bond Fund - $4; Science and Technology Fund - $2,076; Small Cap Growth Fund - $26,447; and Total Return Fund - $4,078. The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of shares of a Fund. The service fees were paid to compensate the Distributor for providing personal services to the particular Fund's shareholders and for the maintenance of shareholder accounts.

     The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed, Inc.'s activities not only to distribute the affected shares of the Fund but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plans will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders. Each Plan and the Underwriting Agreement were approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation or of the Distributor and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter the "Plan Directors").

     Among other things, the Plan for each class provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Corporation under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

     For the Corporation's fiscal year ended March 31, 2000, the Distributor earned deferred sales charges from each of the Funds with respect to Class C shares then in existence as follows: Total Return Fund - $450,125; Small Cap Growth Fund - $222,350; Limited-Term Bond Fund - $21,714; Municipal Bond Fund - $85,655; International Growth Fund - $72,554; Asset Strategy Fund - $33,466; Science and Technology Fund - $48,775; and High Income Fund - $45,801.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Corporation's financial statements.

               PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's Distributor.

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge described in the Prospectus. The offering price of a Class B, Class C or a Class Y share is its NAV next calculated following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after the Distributor receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     The Distributor need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

     The NAV per share is ordinarily computed once on each day that the NYSE is open for trading, as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV changes every business day, since the value of the assets and the number of shares outstanding changes every business day.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices.
Other securities that are traded over-the-counter are priced using The Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are generally valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under the procedures established by, and under the general supervision and responsibility of, the Corporation's Board of Directors.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If the call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, the Distributor, their affiliates or certain retirement plan accounts for these individuals. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

  Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the W&R Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes W&R Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act ("UTMA") or Uniform Gifts to Minors Act ("UGMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

      For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

      Examples:

     A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

  One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

  Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in one of the Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that (or another) Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.

  Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent ("LOI"). By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds and W&R Funds,
  Inc.

       Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. subject to a sales charge will be treated as an investment in the Fund for the purposes of determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. (formerly, United Cash Management, Inc.) or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund or W&R Funds, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

 Net Asset Value Purchases of Class A Shares

     Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Corporation or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" include retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. "Financial advisors" include retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under a UGMA or UTMA purchasing for the child or grandchild of any employee or Waddell & Reed Financial Advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

       Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV.

      Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

      Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Corporation and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, each Fund receives the NAV per share of all shares sold or issued.

Flexible Withdrawal Service for Class A, Class B and Class C
Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of a Fund. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Class B and Class C shares and certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the Funds, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to a percentage of the value of the shares in your account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares ordinarily are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are usually made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

     The dividends and distributions on shares of a class of a Fund that you have made available for the Service are paid in additional shares of that class of the Fund. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. Subject to the deferred sales charge, you may at any time redeem part or all of the shares of a Fund in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

      After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

 Exchange Privileges

   Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in the W&R Funds, Inc. or the Waddell & Reed Advisors Funds, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in the W&R Funds, Inc. or the Waddell & Reed Advisors Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in the W&R Funds, Inc. or the Waddell & Reed Advisors Funds into which you want to exchange.

      Except where the special rules described below apply, you may exchange Class A shares you own in a Fund for Class A shares of another Fund or, for customers of Waddell & Reed, Inc. or Legend Equities, Corp. ("Legend"), for Class A shares of a fund in Waddell & Reed Advisors Funds, without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares.
There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to Limited-Term Bond Fund and Municipal Bond
Fund shares. Class A shares of one of these Funds may be exchanged for Class A shares of another Fund (or, for customers of Waddell &
Reed, Inc. or Legend, for Class A shares of a fund within the Waddell
& Reed Advisors Funds only if (i) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (ii) the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of Limited-Term Bond, Municipal
Bond Fund or Money Market Fund (or, for customers of Waddell & Reed,
Inc. or Legend, Class A shares of Waddell & Reed Advisors Municipal
Bond Fund, Inc., Waddell & Reed Advisors Government Securities Fund,
Inc. or Waddell & Reed Advisors Cash Management, Inc.).

   Class B Share Exchanges

     You may exchange Class B shares of one Fund for Class B shares of another Fund or, for customers of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in the Waddell & Reed Advisors Funds without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

  Class C Share Exchanges

     You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Funds without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

  Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or, for customers of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within the Waddell & Reed Advisors Funds as well as for Class A shares of Money Market Fund.

    General Exchange Information

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Corporation.
When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the Corporation, upon notice in certain circumstances.

 Retirement Plans

     Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell

 & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of one or more of the Funds (other than Municipal Bond Fund or Tax-Managed Equity Fund) or shares of certain other funds in the Waddell & Reed Advisors Funds.

      Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, or $25,500, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements, generally, than 401(k) or other qualified plans.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under
Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from the Distributor. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures and deferred sales charges. Redemption payments are made within seven days from receipt of request, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities and the shareholder will incur commission or other transaction charges in order to convert these securities into cash. Securities used for payment of redemptions are valued at the value used in figuring NAV. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     Each Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending that Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares of that Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received. You can do this only once as to Class A shares of a Fund, and the Fund must be offering Class A shares at the time your reinvestment request is received. You do not use up this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in any one or more of the Funds all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares of that Fund at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received. You can do this only once as to Class B, once as to Class C and Class A shares of that Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                         DIRECTORS AND OFFICERS

     The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

     The principal occupation during the past five years of each Director and officer of the Corporation is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers of the Corporation but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Target/United Funds, Inc. Each of the Corporation's Directors is also a Director of each of the funds in the Fund Complex and each of the Corporation's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth:
February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
     Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth:
March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
     General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth:
January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.;
formerly, Director of Central Properties, Inc.  Date of birth:
December 11, 1919.

ROBERT L. HECHLER*
     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth:
February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

Daniel C. Schulte
     Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.,; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

Kristen A. Richards
     Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Michael L. Avery
     Vice President of the Corporation and two other Funds in the Fund Complex; Senior Vice President of, and Director of Research for,
WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

Daniel P. Becker
     Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: November 27, 1964.

Bryan J. Bailey
     Vice President of the Corporation and one other Fund in the Fund Complex; Vice President of WRIMCO; formerly, Assistant Portfolio Manager for investment companies managed by WRIMCO. Date of birth: April 17, 1963.

Thomas A. Mengel
     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, President of Sal.
Oppenheim jr. & Cie. Securities, Inc.; formerly, Vice President of Hauck and Hope Securities. Date of birth: April 13, 1957.

Cynthia P. Prince-Fox
     Vice President of the Corporation and three other funds in the Fund Complex; Vice President of WRIMCO; Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1959.

Louise D. Rieke
     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: April 24, 1949.

Grant P. Sarris
     Vice President of the Fund and two other Funds in the Fund
Complex, and Vice President of WRIMCO.  Date of birth:  September 14,
1966.

Mark G. Seferovich
     Vice President of the Corporation and two other Funds in the Fund Complex and Senior Vice President of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management
Company.  Date of birth:  April 6, 1947.

Zachary H. Shafran
     Vice President of the Corporation and one other Fund in the Fund Complex and Vice President of WRIMCO; formerly, an investment analyst with WRIMCO. Date of birth: October 12, 1965.

W. Patrick Sterner
     Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.

Mira Stevovich
     Vice President and Assistant Treasurer of the Corporation, Vice President of two other funds in the Fund Complex and Assistant
Treasurer of all Funds in the Fund complex; Vice President of WRIMCO. Date of birth: July 30, 1953.

Daniel J. Vrabac
     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: July 24, 1954.

James D. Wineland
     Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Corporation's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Corporation for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

      The Corporation, the funds in the Waddell & Reed Advisors
Funds and Target/United Funds, Inc. pay to each Director, effective October
1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (Prior to October 1, 1999, the Corporation, the funds in the Waddell & Reed Advisors Funds and Target/United Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended.) The fees to the Directors are divided among the Corporation, the funds in the Waddell & Reed Advisors Funds and
Target/United Funds, Inc. based on the funds' relative size. During the Corporation's fiscal year ended March 31, 2000, the Corporation's Directors received the following fees for service as a director:

                           COMPENSATION TABLE
                                          Total
                         Aggregate     Compensation
                        Compensation From Corporation
                            From         and Fund
Director                Corporation      Complex*
--------                ------------   ------------

Robert L. Hechler         $    0        $     0
Henry J. Herrmann              0              0
Keith A. Tucker                0              0
James M. Concannon         3,155         61,000
John A. Dillingham         3,155         61,000
David P. Gardner           3,037         58,500
Linda K. Graves            3,155         61,000
Joseph Harroz, Jr.         3,155         61,000
John F. Hayes              3,155         61,000
Glendon E. Johnson         3,155         61,000
William T. Morgan          3,155         61,000
Ronald C. Reimer           3,155         61,000
Frank J. Ross, Jr.         3,155         61,000
Eleanor B. Schwartz        3,155         61,000
Frederick Vogel III        3,155         61,000

*No pension or retirement benefits have been accrued as a part of Corporation expenses.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of May 31, 2000, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of May 31, 2000, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.

                                        Shares owned
Name and Address         Series and    Beneficially
of Beneficial Owner        Class       or of Record          Percent
-------------------      ----------    ------------          -------

Fiduciary Trust Co NH TR Total Return
CMPP Okanogan Cnty          Class Y       12,643                 8.47%
Hosp Dist 3
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA  98841-0793

David Johnson Tr         Total Return
Church TSA Archdiocese      Class Y      123,406                82.67%
  of OK
FBO Unallocated Assets   Small Cap Growth
Church Sponsored            Class Y       86,501                10.93%
  403(B) Plan
P. O. Box 32180          Limited-Term Bond
Oklahoma City OK            Class Y       31,039                24.38%
43123-0380
                         International Growth
                            Class Y       40,654                23.35%

                         Asset Strategy
                            Class Y       32,417                97.51%

Trust Company of         Small Cap Growth
  Knoxville                 Class Y      542,749                68.58%
P. O. Box 789
620 Market St  Suite 300
Knoxville TN  37902-2290

Oltrust & Co             Small Cap Growth
P. O. Box 966               Class Y       74,533                 9.42%
Evansville IN  47706-0966

M E Collins Contracting  Limited-Term Bond
  Co Inc                   Class Y        6,437                 5.06%
401K and Profit Sharing
980 E 25th St  Box 83
Wahoo NE  68066

Illinois National Bank   Limited-Term Bond
Trust Department            Class Y       89,613                70.37%
322 E Capitol Ave
Springfield IL  62701-1710

Waddell & Reed Inc       Municipal Bond
ATTN:  Ty Towery            Class Y          190               100.00%
P. O. Box 29217
Shawnee Mission KS       High Income
66201-9217                 Class Y          225                30.70%

Brian E Stahl TR         International Growth
Qualified 401(k) Plan       Class Y       12,091                 6.95%
Bedford Reinforced Plastics Inc
FBO Unallocated Assets
264 Reynoldsdale Rd
Bedford PA  15522-7401

Quad City Bank &         International Growth
  Trust Co Cust            Class Y       40,602                23.32%
3551 7th St  Suite 100
Moline IL  61265-6156

Allfirst Trust Company   International Growth
  NA                       Class Y       30,680                17.62%
FBO Various Customers
Security Processing 109-911
P. O. Box 1596
Baltimore MD  21203-1596

Waddell & Reed           International Growth
   Financial, Inc.         Class Y       43,432                24.95%
401(k) and Thrift Plan
6300 Lamar Avenue        Science and Technology
Overland Park KS 66201     Class Y       45,575                97.57%

                         High Income
                           Class Y          508                69.30%

                        PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of Total Return Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses).
It may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.



        Even if you receive dividends and distributions on Fund shares in cash, you can thereafter reinvest them in shares of the Fund at NAV (i.e., no sales charge) next calculated after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                  TAXES

General

     Each of the Funds have qualified since inception for treatment as a regulated investment company ("RIC") under the Code (other than Large Cap Growth Fund, Mid Cap Growth Fund, Money Market Fund and Tax-Managed Equity Fund, which each intend to so qualify), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus, in the case of Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for Asset Strategy Fund and its shareholders if it either
(1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for Municipal Bond Fund, distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Dividends paid by Municipal Bond Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if Municipal Bond Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); Municipal Bond Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed Municipal Bond Fund's net tax-exempt income. Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of Municipal Bond Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from Municipal Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, International Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S. possessions and foreign taxes paid, if it makes this election. If International Growth Fund makes this election, then pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), beginning in 1998 individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Asset Strategy Fund, Total Return Fund, Small Cap Growth Fund, Science and Technology Fund and High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

       If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Options, Futures and Forward Currency Contracts and
Foreign Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gains or losses based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options, futures and forward contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance are treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Municipal Bond Fund

     The aggregate dividends excludable from the gross income of the Municipal Bond Fund's shareholders may not exceed the Fund's net tax-exempt income. If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain IDBs or PABs (including a proportionate part of the exempt-interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to those IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including tax-exempt income such as the Fund's exempt interest dividends) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                  PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to Limited-Term Bond Fund, Money Market Fund, Municipal Bond Fund and High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives.
It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Fund with those of other funds in the Corporation, Waddell & Reed Advisors Funds and Target/United Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering ("IPO"), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

       In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Corporation and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Corporation may also use its brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2000, 1999 and 1998. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                               2000        1999         1998
                               ----       -----        -----

Asset Strategy Fund      $  137,754  $   51,488      $26,334
Small Cap Growth Fund       330,466     172,608       82,603
High Income Fund              4,396         616          ---*
International Growth Fund   897,915     475,534      386,865
Limited-Term Bond Fund          ---         ---          ---
Municipal Bond Fund             ---         ---        1,371
Science and Technology Fund  60,770      16,836        4,802*
Total Return Fund           542,947     355,480      288,547
                         ----------  ----------     --------
  Total                  $1,974,248  $1,072,562     $790,522
                         ==========  ==========     ========

 *For the period from July 31, 1997, the date of the initial public offering, to March 31, 1998.

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2000 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                      Amount of    Brokerage
                                   Transactions  Commissions
                                   ------------  -----------

Asset Strategy Fund ...............$ 46,600,896     $ 85,383
Small Cap Growth Fund ............. 125,246,870      197,312
High Income Fund* .................   1,246,501        1,575
International Growth Fund .........   9,446,864       10,287
Limited-Term Bond Fund ............         ---          ---
Municipal Bond Fund ...............         ---          ---
Science and Technology Fund*.......  19,763,159       20,057
Total Return Fund ................. 334,514,750      406,125
                                   ------------     --------
  Total  ..........................$536,819,040     $720,739
                                   ============     ========

      As of March 31, 2000, each of the following Funds held securities issued by their respective regular broker-dealers, as follows: Asset Strategy Fund owned Bank of America Corporation (parent of Bank of America Securities LLC, a regular broker of the Funds) securities in the aggregate amount of $566,325 and Total Return Fund owned Bank of America Corporation securities in the aggregate amount of $8,741,331 and Citigroup Inc. securities in the aggregate amount of $8,581,036.

      The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                           OTHER INFORMATION

General

     The Corporation was organized on January 29, 1992. Prior to June 30, 2000, the Corporation was known as Waddell & Reed Funds, Inc.

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers four classes of its shares: Class A, Class B, Class C and Class Y (except Money Market Fund does not offer Class Y shares). Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares converts to Class A shares eight years after the month in which the shares were purchased; and Class Y shares are not subject to a CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares. Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Shares are fully paid and nonassessable when purchased.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

Initial Investment

      On June 30, 2000 the Distributor purchased for investment 300,000 Class A shares of Large Cap Growth Fund, Mid Cap Growth Fund and
Tax-Managed Equity Fund, respectively, at a NAV of $10 per share and 3,000,000 Class A shares of Money Market Fund at a NAV of $1 per share.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities which the Corporation may use. The Corporation may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                     DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt.
Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                Description of Preferred Stock Ratings

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

    --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note). The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated MIS Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

               DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                                 Troy
                                              Ounces        Value
 BULLION - 1.69%
 Gold  ...................................     3,204     $  892,014
 (Cost: $934,404)
                                               Shares
 COMMON STOCKS
Amusement and Recreation Services - 1.01%
 Walt Disney Company (The)  ..............    12,900        533,738
 Business Services - 2.41%
 Clear Channel Communications, Inc.*  ....    10,800        745,875
 Shared Medical Systems Corporation  .....    10,100        523,938
   Total .................................                1,269,813
 Chemicals and Allied Products - 17.49%
 American Home Products Corporation  .....    14,800        793,650
 Biogen, Inc.*  ..........................     6,900        481,706
 Bristol-Myers Squibb Company  ...........     9,600        554,400
 Dial Corporation (The)*  ................    47,200        649,000
 Forest Laboratories, Inc.*  .............    14,200      1,199,900
 IntraBiotics Pharmaceuticals, Inc.*  ....    17,700        266,053
 Lilly (Eli) and Company  ................    10,800        680,400
 Merck & Co., Inc.  ......................     7,200        447,300
 Pharmacia Corporation   .................    17,100        880,650
 Pharmacyclics, Inc.*  ...................    11,200        623,350
 Procter & Gamble Company (The)  .........     8,600        483,750
 Schering-Plough Corporation  ............    19,100        701,925
 Smith International, Inc.*  .............     8,400        651,000
 Warner-Lambert Company  .................     8,300        809,250
   Total .................................                9,222,334
 Coal Mining - 0.98%
 CONSOL Energy Inc.  .....................    48,900        516,506
 Communication - 1.47%
 EchoStar Communications Corporation, Class A* 9,800        774,200
 Depository Institutions - 2.12%
 Bank of America Corporation  ............    10,800        566,325
 U. S. Bancorp.  .........................    25,200        551,250
   Total .................................                1,117,575
 Eating and Drinking Places - 2.87%
 Papa John's International, Inc.*  .......    26,700        881,934
 Wendy's International, Inc.  ............    31,300        631,869
   Total .................................                1,513,803
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                              Shares        Value
 COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 9.75%
 Analog Devices, Inc.*  ..................     7,460    $   600,996
 Intel Corporation  ......................     6,300        830,419
 JDS Uniphase Corporation*  ..............     4,300        518,284
 LSI Logic Corporation*  .................    10,140        736,418
 Maxim Integrated Products, Inc.*  .......    10,400        739,375
 Nortel Networks Corporation  ............     6,150        774,900
 Rambus Inc.*  ...........................     1,400        411,031
 Samsung Electronics (A)  ................     1,750        530,423
   Total .................................                5,141,846
 Fabricated Metal Products - 0.97%
 Parker Hannifin Corporation  ............    12,400        512,275
 Food and Kindred Products - 1.30%
 American Italian Pasta Company,
   Class A* ..............................    27,900        687,037
 Food Stores - 1.18%
 Kroger Co. (The)*  ......................    35,500        623,469
 General Merchandise Stores - 3.27%
 BJ's Wholesale Club, Inc.*  .............    21,200        818,850
 Target Corporation  .....................    12,100        904,475
   Total .................................                1,723,325
 Health Services - 1.01%
 Columbia/HCA Healthcare Corporation  ....    21,100        534,094
 Holding and Other Investment Offices - 1.28%
 ABB Ltd. (A)  ...........................     2,900        342,018
 "Shell" Transport and Trading Company,
   p.l.c. (The), ADR .....................     6,800        333,625
   Total .................................                  675,643
 Industrial Machinery and Equipment - 3.48%
 Cooper Cameron Corporation*  ............     9,000        601,875
 Illinois Tool Works, Inc.  ..............     8,900        491,725
 Ingersoll-Rand Company  .................    11,400        504,450
 Invensys plc (A)  .......................    53,000        236,253
   Total .................................                1,834,303
 Instruments and Related Products - 2.32%
 Beckman Coulter, Inc.  ..................    11,200        718,900
 PE Corporation - PE Biosystems Group  ...     5,200        501,800
   Total .................................                1,220,700
 Insurance Carriers - 2.35%
 American International Group, Inc.  .....     5,775        632,363
 CIGNA Corporation  ......................     8,000        606,000
   Total .................................                1,238,363
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Leather and Leather Products - 0.96%
 Kenneth Cole Productions, Inc.,
   Class A* ..............................    12,900    $   506,325
 Lumber and Wood Products - 0.98%
 Weyerhaeuser Company  ...................     9,100        518,700
 Metal Mining - 2.94%
 Homestake Mining Company  ...............   123,400        740,400
 Newmont Mining Corporation  .............    36,000        807,750
   Total .................................                1,548,150
 Motion Pictures - 1.96%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................    17,400      1,030,950
 Nondepository Institutions - 2.16%
 Fannie Mae  .............................     9,800        553,087
 Freddie Mac  ............................    13,300        587,694
   Total .................................                1,140,781
 Oil and Gas Extraction - 4.01%
 Burlington Resources Incorporated  ......    11,600        429,200
 Schlumberger Limited  ...................     7,300        558,450
 Transocean Sedco Forex Inc.  ............    13,087        671,527
 USX Corporation - Marathon Group  .......    17,400        453,487
   Total .................................                2,112,664
 Paper and Allied Products - 3.30%
 Bowater Incorporated  ...................    11,300        603,137
 International Paper Company  ............    13,500        577,125
 Smurfit-Stone Container Corporation*  ...    32,900        558,272
   Total .................................                1,738,534
 Petroleum and Coal Products - 2.64%
 Exxon Mobil Corporation  ................     5,300        412,406
 Lyondell Chemical Company  ..............    38,400        566,400
 Texaco Inc.  ............................     7,700        412,913
   Total .................................                1,391,719
 Prepackaged Software - 2.85%
 Microsoft Corporation*  .................     7,200        767,025
 Oracle Corporation*  ....................     9,400        732,906
   Total .................................                1,499,931
 Primary Metal Industries - 2.13%
 AK Steel Holding Corporation  ...........    52,300        542,613
 Reynolds Metals Company  ................     8,700        581,812
   Total .................................                1,124,425
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Transportation Equipment - 1.44%
 Gentex Corporation*  ....................    20,450    $   757,289
 Wholesale Trade -- Nondurable Goods - 1.38%
 Cardinal Health, Inc.  ..................    15,800        724,825
 TOTAL COMMON STOCKS - 82.01%                            $43,233,317
 (Cost: $35,318,434)
                                            Principal
                                           Amount in
                                           Thousands
 CORPORATE DEBT SECURITY - 0.55%
Fabricated Metal Products
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................    $  300    $   289,716
 (Cost: $299,560)
 OTHER GOVERNMENT SECURITY - 0.49%
Argentina
 Republic of Argentina (The),
   0.0%, 10-15-01 ........................       300    $   256,500
 (Cost: $261,014)
 UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   5.625%, 12-31-02 ......................     4,000      3,915,640
   7.5%, 2-15-05 .........................        60         62,737
 TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 7.55%                                     $ 3,978,377
 (Cost: $4,048,778)
                                            Number of
                                           Contracts
 OPTIONS
 AT&T Corp. - Liberty Media Group, Class A,
   April 2000 Put Options,
   Expires 4-22-00 .......................       174          1,088
 Analog Devices, Inc., June 2000 Put Options,
   Expires 6-17-00 .......................       160          2,500
 Applied Materials, Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        84          1,050
 Applied Micro Circuits Corporation, May 2000
   Put Options, Expires 5-20-00 ..........        50          1,406
 Clear Channel Communications, Inc., April 2000
   Put Options, Expires 4-22-00 ..........        54         11,475
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                            Number of
                                           Contracts        Value
 OPTIONS (Continued)
 DoubleClick Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        38     $    2,969
 EchoStar Communications Corporation, Class A,
   June 2000 Put Options, Expires 6-17-00.        98            612
 JDS Uniphase Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................        82         17,938
 Maxim Integrated Products, Inc., May 2000
   Put Options, Expires 5-20-00 ..........       104            650
 Microsoft Corporation, April 2000 Put Options,
   Expires 4-22-00 .......................        72          2,250
 Nortel Networks Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................        61          3,431
 Oracle Corporation, June 2000 Put Options,
   Expires 6-17-00 .......................       131          2,456
 Rambus Inc., May 2000 Put Options,
   Expires 5-20-00 .......................        63          7,088
 TMP Worldwide Inc., June 2000 Put Options,
   Expires 6-17-00 .......................        68          6,375
 Teradyne, Inc., April 2000 Put Options,
   Expires 4-22-00 .......................       111          4,856
 Time Warner Incorporated, June 2000 Put Options,
   Expires 6-17-00 .......................        64          1,200
 Yahoo! Inc., April 2000 Put Options,
   Expires 4-22-00 .......................        22          2,750
TOTAL OPTIONS - 0.13%                                   $    70,094
 (Cost: $453,881)
                                            Principal
                                           Amount in
                                           Thousands
 SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 0.06%
 Danaher Corporation,
   6.1325%, Master Note ..................    $   29         29,000
  Instruments and Related Products - 4.17%
 Snap-On Inc.,
   6.01%, 4-10-00 ........................     2,200      2,196,695
 Total Commercial Paper - 4.23%                            2,225,695
 Commercial Paper (backed by irrevocable bank
 letter of credit) - 4.91%
 Nondepository Institutions
 ED&F Man Finance Inc. (Rabobank Nederland),
   5.97%, 4-4-00 .........................     2,600   $  2,589,867
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 2000
                                                             Value
 TOTAL SHORT-TERM SECURITIES - 9.14%                     $ 4,815,562
 (Cost: $4,815,562)
 TOTAL INVESTMENT SECURITIES - 101.56%                   $53,535,580
 (Cost: $46,131,633)
 LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.56%)       (819,750)
 NET ASSETS - 100.00%                                    $52,715,830
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS
Automotive Dealers and Service Stations - 0.81%
 O'Reilly Automotive, Inc.*  .............   460,000 $  6,612,500
 Business Services _ 23.05%
 Acxiom Corporation*  ....................   920,000   30,963,750
 Cerner Corporation*  ....................   736,700   19,867,878
 CheckFree Holdings Corporation*  ........   350,000   24,707,812
 FactSet Research Systems, Inc.  .........   338,000    9,147,125
 Fiserv, Inc.*  ..........................   261,900    9,731,222
 Getty Images, Inc.*  ....................   576,500   20,735,984
 GO.com*  ................................   615,000   12,838,125
 MemberWorks Incorporated*  ..............   465,000   18,643,594
 Primark Corporation*  ...................   590,000   14,233,750
 Sanchez Computer Associates, Inc.*  .....   166,800    5,843,212
 Shared Medical Systems Corporation  .....   417,600   21,663,000
   Total .................................            188,375,452
 Chemicals and Allied Products - 2.38%
 Pharmacyclics, Inc.*  ...................   349,100   19,429,597
 Communication - 5.96%
 COLT Telecom Group plc, ADR*  ...........   125,000   24,656,250
 Emmis Communications Corporation,
   Class A* ..............................   520,000   24,098,750
   Total .................................             48,755,000
 Computer Programming Services - 2.42%
 USINTERNETWORKING, Inc.*  ...............   511,100   19,837,069
 Eating and Drinking Places - 2.16%
 Papa John's International, Inc.*  .......   535,200   17,678,325
 Electronic and Other Electric Equipment - 10.96%
 Advanced Fibre Communications, Inc.*  ...   627,500   39,316,797
 Glenayre Technologies, Inc.*  ...........   620,000   10,850,000
 Rambus Inc.*  ...........................   134,100   39,370,922
   Total .................................             89,537,719
 Engineering and Management Services - 3.58%
 Gene Logic Inc.*  .......................    89,900    3,764,562
 Incyte Pharmaceuticals, Inc.*  ..........   128,000   11,188,000
 MAXIMUS, Inc.*  .........................   470,000   14,335,000
   Total .................................             29,287,562
 Food and Kindred Products - 1.98%
 American Italian Pasta Company,
   Class A* ..............................   656,300   16,161,388
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Health Services - 0.70%
 American Healthcorp, Inc.*  .............   500,000 $  1,984,375
 Amsurg Corp., Class A*  .................   118,000      700,625
 Amsurg Corp., Class B*  .................   484,509    3,028,181
   Total .................................              5,713,181
 Instruments and Related Products - 2.94%
 Lunar Corporation*  .....................   420,000    4,935,000
 VISX, Incorporated*  .................... 1,050,000   19,129,688
   Total .................................             24,064,688
 Personal Services - 0.48%
 Stewart Enterprises, Inc., Class A  .....   800,000    3,925,000
 Prepackaged Software - 6.81%
 Citrix Systems, Inc.*  ..................   300,000   19,865,625
 Dendrite International, Inc.*  ..........   893,200   18,785,112
 Transaction Systems Architects,
   Inc., Class A* ........................   590,000   17,036,250
   Total .................................             55,686,987
 Radio Communication - 2.02%
 Western Wireless Corporation, Class A*  .   360,600   16,531,256
 Stone, Clay and Glass Products - 0.44%
 Department 56, Inc.*  ...................   240,000    3,555,000
 Telephone Communication - 5.74%
 Illuminet Holdings, Inc.*  ..............   200,200    9,853,594
 Intermedia Communications Inc.*  ........   432,500   20,881,641
 RCN Corporation*  .......................   300,000   16,153,125
   Total .................................             46,888,360
 Transportation by Air - 1.64%
 Midwest Express Holdings, Inc.*  ........   523,600   13,417,250
 Transportation Equipment - 2.99%
 Gentex Corporation*  ....................   659,200   24,411,000
 Wholesale Trade -- Durable Goods - 1.97%
 MSC Industrial Direct Co., Inc., Class A*   893,800   16,088,400
 Wholesale Trade -- Nondurable Goods - 2.05%
 Allscripts, Inc.*  ......................   279,500   16,770,000
 TOTAL COMMON STOCKS - 81.08%                         $662,725,734
 (Cost: $432,812,149)
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.86%
 Rohm and Haas Co.,
   6.38%, 4-3-00 .........................   $ 7,000 $  6,997,519
  Electric, Gas and Sanitary Services - 2.88%
 Bay State Gas Co.,
   5.87%, 4-5-00 .........................    10,000    9,993,478
 Puget Sound Energy Inc.,
   6.22%, 4-10-00 ........................     3,600    3,594,402
 Western Resources, Inc.,
   6.3%, 4-14-00 .........................    10,000    9,977,250
   Total .................................             23,565,130
  Fabricated Metal Products - 0.08%
 Danaher Corporation,
   6.1325%, Master Note ..................       681      681,000
  Food and Kindred Products - 0.69%
 General Mills, Inc.,
   5.9875%, Master Note ..................     5,678    5,678,000
  Instruments and Related Products - 0.49%
 Snap-On Inc.,
   6.01%, 4-10-00 ........................     4,000    3,993,990
  Miscellaneous Retail - 2.74%
 Toys _R_ Us Inc.,
   6.17%, 4-7-00 .........................    22,434   22,410,930
  Nondepository Institutions - 2.49%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................     3,047    3,047,000
 Penney (J. C.) Funding Corp.,
   6.05%, 4-3-00 .........................    17,300   17,294,185
   Total .................................             20,341,185
  Paper and Allied Products - 2.44%
 International Paper Company,
   6.19%, 4-18-00 ........................    20,000   19,941,539
  Printing and Publishing - 1.79%
 American Greetings Corp.,
   6.1%, 4-13-00 .........................    14,675   14,645,161
  Radio Communication - 2.69%
 Dominion Resources Inc.,
   6.1%, 4-13-00 .........................    22,000   21,955,267
 Total Commercial Paper - 17.15%                       140,209,721
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 SHORT-TERM SECURITIES (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.22%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (Dresdner Bank AG),
   5.97%, 4-4-00 .........................   $10,000 $  9,995,025
 Municipal Obligations - 0.74%
 Indiana
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   5.88%, 4-6-00 .........................     6,000    6,000,000
 TOTAL SHORT-TERM SECURITIES - 19.11%                 $156,204,746
 (Cost: $156,204,746)
 TOTAL INVESTMENT SECURITIES - 100.19%                $818,930,480
 (Cost: $589,016,895)
 LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.19%)    (1,584,496)
 NET ASSETS - 100.00%                                 $817,345,984
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                            Shares          Value
 COMMON STOCKS, RIGHTS AND WARRANTS
Business Services - 0.11%
 Cybernet Internet Services International,
   Inc., Warrants (B)* ...................       250  $    25,000
 Communication - 2.45%
 Classic Communications, Inc., Class A*  .     8,000      125,000
 Crown Castle International Corp.*  ......     2,500       94,609
 Infinity Broadcasting Corporation,
   Class A* ..............................    10,500      339,937
   Total .................................                559,546
 Electronic and Other Electric Equipment - 0.75%
 Level 3 Communications, Inc.*  ..........     1,500      158,578
 Metricom, Inc., Warrants*  ..............       250       12,500
   Total .................................                171,078
 Engineering and Management Services - 0.10%
 Harris Interactive Inc.*  ...............     3,600       23,794
 Food and Kindred Products - 1.25%
 Keebler Foods Company  ..................    10,000      286,875
 Paper and Allied Products - 0.00%
 SF Holdings Group, Inc., Class C (B)*  ..        50            1
 Telephone Communication - 1.07%
 Allegiance Telecom, Inc., Warrants (B)*         250       37,500
 ONO Finance Plc, Rights (B)*  ...........       250       37,500
 OnePoint Communications Corp., Warrants (B)*    100        2,000
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       300       18,600
 VersaTel Telecom International N.V.,
   Warrants (B)* .........................       250      150,000
   Total .................................                245,600
 TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 5.73%       $1,311,894
 (Cost: $1,072,036)
                                          Principal
                                         Amount in
                                         Thousands
CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.22%
 Hines Horticulture, Inc.,
   11.75%, 10-15-05 ....................      $ 49         49,245
 Amusement and Recreation Services - 6.26%
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................       250        246,250
 Mohegan Tribal Gaming Authority,
   8.75%, 1-1-09 .......................       250        234,375
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
 CORPORATE DEBT SECURITIES (Continued)
Amusement and Recreation Services (Continued)
 Premier Parks Inc.:
   9.75%, 6-15-07.......................      $500    $   471,250
   0.0%, 4-1-08 (C) ....................       750        480,000
   Total ...............................                1,431,875
 Apparel and Other Textile Products - 1.02%
 Tropical Sportswear Int'l Corporation,
   11.0%, 6-15-08 ......................       250        232,500
 Auto Repair, Services and Parking - 1.08%
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................       250        246,250
 Business Services - 6.13%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .....................       250        255,000
 Cybernet Internet Services International, Inc.,
   14.0%, 7-1-09 .......................       250        200,000
 Lamar Advertising Company,
   8.625%, 9-15-07 .....................       250        236,250
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .....................       500        474,500
 PSINet Inc.,
   10.0%, 2-15-05 ......................       250        236,250
   Total ...............................                1,402,000
 Chemicals and Allied Products - 1.87%
 Chattem, Inc.,
   8.875%, 4-1-08 ......................       500        427,500
 Communication - 14.86%
 ACME Television, LLC,
   0.0%, 9-30-04 (C) ...................       100         89,000
 Chancellor Media Corporation of
   Los Angeles,
   8.0%, 11-1-08 .......................       250        246,250
 Charter Communications Holdings, LLC
   and Charter Communications Holdings
   Capital Corporation,
   8.625%, 4-1-09 ......................       250        220,000
 Classic Cable, Inc.,
   9.375%, 8-1-09 ......................       500        462,500
 Crown Castle International Corp.,
   0.0%, 5-15-11 (C) ...................       500        286,250
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ......................       500        482,500
 ICG Services, Inc.,
   0.0%, 5-1-08 (C) ....................       100         54,000
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                          Principal
                                         Amount in
                                         Thousands          Value
 CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 LIN Holdings Corp.,
   0.0%, 3-1-08 (C) ....................      $250   $    154,375
 MetroNet Communications Corp.,
   0.0%, 6-15-08 (C) ...................       500        399,480
 Salem Communications Corporation,
   9.5%, 10-1-07 .......................        75         69,750
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .....................       250        241,250
 SpectraSite Holdings, Inc.,
   0.0%, 3-15-10 (B)(C) ................       250        123,750
 Telewest Communications plc,
   0.0%, 10-1-07 (C) ...................       250        233,750
 United International Holdings, Inc.,
   0.0%, 2-15-08 (C) ...................       500        337,500
   Total ...............................                3,400,355
 Eating and Drinking Places - 3.34%
 Domino's Inc.,
   10.375%, 1-15-09 ....................       100         91,500
 Foodmaker, Inc.,
   8.375%, 4-15-08 .....................       500        458,125
 NE Restaurant Company, Inc.,
   10.75%, 7-15-08 .....................       250        215,313
   Total ...............................                  764,938
 Electronic and Other Electric Equipment - 1.58%
 Elgar Holdings, Inc.,
   9.875%, 2-1-08 ......................       250        122,500
 Level 3 Communications, Inc.,
   11.0%, 3-15-08 (B) ..................       250        240,000
   Total ...............................                  362,500
 Fabricated Metal Products - 0.50%
 AXIA Incorporated,
   10.75%, 7-15-08 .....................       150        115,500
 Furniture and Home Furnishings Stores - 0.47%
 MTS, INCORPORATED,
   9.375%, 5-1-05 ......................       250        108,125
 Health Services - 2.08%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-02 .......................       250        240,625
 Tenet Healthcare Corporation,
   8.625%, 1-15-07 .....................       250        235,625
   Total ...............................                  476,250
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                          Principal
                                         Amount in
                                         Thousands          Value
 CORPORATE DEBT SECURITIES (Continued)
Hotels and Other Lodging Places - 1.97%
 Coast Hotels and Casinos, Inc.,
   9.5%, 4-1-09 ........................      $250    $   230,000
 Lodgian Financing Corp.,
   12.25%, 7-15-09 .....................       250        220,625
   Total ...............................                  450,625
 Miscellaneous Retail - 1.04%
 Frank's Nursery & Crafts, Inc.,
   10.25%, 3-1-08 ......................       100         30,000
 Michaels Stores, Inc.,
   10.875%, 6-15-06 ....................       200        207,750
   Total ...............................                  237,750
 Motion Pictures - 1.53%
 AMC Entertainment Inc.,
   9.5%, 3-15-09 .......................       250        127,500
 Regal Cinemas, Inc.,
   9.5%, 6-1-08 ........................       500        222,500
   Total ...............................                  350,000
 Paper and Allied Products - 1.58%
 Buckeye Technologies Inc.,
   8.0%, 10-15-10 ......................       250        226,250
 SF Holdings Group, Inc.,
   0.0%, 3-15-08 (C) ...................       250        134,375
   Total ...............................                  360,625
 Primary Metal Industries - 1.84%
 ISG Resources, Inc.,
   10.0%, 4-15-08 ......................       220        197,450
 Wheeling-Pittsburgh Corporation,
   9.25%, 11-15-07 .....................       250        223,750
   Total ...............................                  421,200
 Radio Communication - 8.54%
 Microcell Telecommunications Inc.,
   0.0%, 6-1-06 (C) ....................       100         88,500
 Nextel Communications, Inc.,
   0.0%, 2-15-08 (C) ...................       100         67,500
 Nextel International, Inc.,
   0.0%, 4-15-08 (C) ...................       375        232,500
 Nextel Partners, Inc.,
   0.0%, 2-1-09 (C) ....................       500        320,000
 Sprint Spectrum L.P.,
   0.0%, 8-15-06 (C) ...................       600        574,254
 Tritel PCS, Inc.,
   0.0%, 5-15-09 (C) ...................       250        155,000
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
 CORPORATE DEBT SECURITIES (Continued)
Radio Communication (Continued)
 US Unwired Inc.,
   0.0%, 11-1-09 (B)(C) ................      $500   $    267,500
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 (B) ...............       250        248,750
   Total ...............................                1,954,004
 Rubber and Miscellaneous Plastics Products - 0.99%
 Home Products International, Inc.,
   9.625%, 5-15-08 .....................       250        227,500
 Telephone Communication - 18.82%
 Alestra, S. de R.L. de C.V.,
   12.625%, 5-15-09 ....................       250        250,625
 Allegiance Telecom, Inc.,
   0.0%, 2-15-08 (C) ...................       250        177,500
 Concentric Network Corporation,
   12.75%, 12-15-07 ....................       250        261,250
 Hyperion Telecommunications, Inc.:
   0.0%, 4-15-03 (C) ...................       250        230,000
   12.0%, 11-1-07 ......................       250        251,250
 ITC /\ DeltaCom, Inc.:
   11.0%, 6-1-07 .......................       250        253,750
   8.875%, 3-1-08 ......................       100         93,000
 NEXTLINK Communications, Inc.,
   9.625%, 10-1-07 .....................       250        228,750
 Nuevo Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 (B) .................       150        162,750
 ONO Finance Plc,
   13.0%, 5-1-09 .......................       250        260,000
 OnePoint Communications Corp.,
   14.5%, 6-1-08 .......................       100         65,000
 Primus Telecommunications Group, Incorporated:
   11.75%, 8-1-04 ......................       300        289,500
   12.75% 10-15-09 .....................       250        243,750
 Qwest Communications International Inc.,
   0.0%, 10-15-07 (C) ..................       250        210,260
 RSL Communications, Ltd.,
   10.5%, 11-15-08 .....................       250        213,750
 Time Warner Telecom LLC and Time
   Warner Telecom Inc.,
   9.75%, 7-15-08 ......................       500        490,000
 VersaTel Telecom International N.V.,
   13.25%, 5-15-08 .....................       250        255,625
 Viatel, Inc.,
   11.5%, 3-15-09 ......................       250        225,000
 Winstar Communications, Inc.,
   12.75%, 4-15-10 (B) .................       150        145,500
   Total ...............................                4,307,260
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                          Principal
                                         Amount in
                                         Thousands          Value
 CORPORATE DEBT SECURITIES (Continued)
Textile Mill Products - 1.45%
 Anvil Knitwear, Inc.,
   10.875%, 3-15-07 ....................      $400   $    332,000
 Transportation by Air - 2.06%
 Atlas Air, Inc.,
   9.375%, 11-15-06 ....................       500        471,250
 Transportation Equipment - 1.36%
 Delco Remy International, Inc.,
   8.625%, 12-15-07 ....................       250        230,000
 Federal-Mogul Corporation,
   7.875%, 7-1-10 ......................       100         81,450
   Total ...............................                  311,450
 Transportation Services - 1.03%
 Railworks Corporation,
   11.5%, 4-15-09 ......................       250        236,250
 Wholesale Trade -- Durable Goods - 1.78%
 Heafner (J.H.) Company, Inc. (The),
   10.0%, 5-15-08 ......................       500        407,500
 Wholesale Trade -- Nondurable Goods - 0.37%
 Amscan Holdings, Inc.,
   9.875%, 12-15-07 ....................       100         84,375
 TOTAL CORPORATE DEBT SECURITIES - 83.77%              $19,168,827
 (Cost: $20,715,374)
 OTHER GOVERNMENT SECURITY - 1.13%
Mexico
 United Mexican States,
   9.75%, 4-6-05 .......................       250    $   259,375
 (Cost: $249,914)
 SHORT-TERM SECURITIES
Fabricated Metal Products - 3.03%
 Danaher Corporation,
   6.1325%, Master Note ..................       693      693,000
 Food and Kindred Products - 0.75%
 General Mills, Inc.,
   5.9875%, Master Note ..................       172      172,000
 Nondepository Institutions - 1.76%
 PACCAR Financial Corp.,
   6.0329, Master Note ...................       403      403,000
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
HIGH INCOME FUND
MARCH 31, 2000
                                                             Value
 TOTAL SHORT-TERM SECURITIES - 5.54%                   $ 1,268,000
 (Cost: $1,268,000)
 TOTAL INVESTMENT SECURITIES - 96.17%                  $22,008,096
 (Cost: $23,305,324)
 CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.83%         875,352
 NET ASSETS - 100.00%                                  $22,883,448
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS
Australia - 1.97%
 Novogen LTD (A)*  .......................   377,999 $  1,146,471
 Solution 6 Holdings Limited (A)(B)*  ....   550,200    3,554,451
   Total .................................              4,700,922
 Canada - 8.13%
 AT&T Canada Inc.*  ......................    86,800    5,311,075
 BCE Inc. (A)  ...........................    23,000    2,863,924
 Nortel Networks Corporation  ............    34,000    4,284,000
 Research in Motion Limited*  ............    20,000    2,132,500
 Rogers Communications Inc., Class B (A)*     48,500    1,434,714
 724 Solutions Inc.*  ....................    27,300    3,371,550
   Total .................................             19,397,763
 China - 0.03%
 Jinpan International Limited*  ..........    27,900       76,725
 Finland - 2.82%
 Nokia, AB (A)  ..........................    18,500    3,914,739
 Perlos Oy (A)*  .........................    79,250    2,822,806
   Total .................................              6,737,545
 France - 13.09%
 AXA-UAP (A)  ............................    10,000    1,418,058
 Alcatel Alsthom CGE, SA, ADR  ...........    75,000    3,285,937
 ALTEN (A)*  .............................    13,800    2,592,489
 ALTRAN TECHNOLOGIES (A)  ................    10,000    2,441,625
 Cross Systems (A)*  .....................     7,000    2,211,825
 Fi System (A)*  .........................    30,000    2,800,687
 Havas Advertising (A)  ..................     5,000    2,704,938
 Intercall (A)*  .........................    26,750    2,330,794
 Suez Lyonnaise des Eaux (A)  ............    21,613    3,716,723
 Total, S.A., B Shares (A)  ..............    17,000    2,547,429
 Unilog SA (A)  ..........................    17,910    2,296,228
 Vivendi (A)  ............................    25,000    2,884,469
   Total .................................             31,231,202
 Germany - 8.13%
 Biodata Information
   Technology AG (A)* ....................     5,000    1,891,063
  Biodata Information
   Technology AG (A)(B)* .................     2,500      945,531
 EM.TV & Merchandising AG (A)  ...........    25,000    2,053,837
 Heyde AG (A)* ...........................    41,000    6,516,745
 Intershop Communications GmbH (A)*  .....     3,886    1,960,885
 Rhoen-Klinikum AG (A)  ..................    32,319    1,299,709
 Singulus Technologies AG (A)*  ..........    34,400    3,376,145
 Utimaco Safeware AG (A)*  ...............    40,000    1,344,330
   Total .................................             19,388,245
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Hong Kong - 2.45%
 China Telecom (Hong Kong) Limited (A)*  .   400,000 $  3,506,068
 China.com Corporation, Class A*  ........    29,000    2,344,469
   Total .................................              5,850,537
 Ireland - 0.42%
 Partner Communications, ADR*  ...........    60,000      997,500
 Italy - 1.97%
 TELECOM ITALIA S.p.A.,Ordinary
   Shares (A) ............................   150,000    2,240,550
 UniCredito Italiano SpA (A)  ............   614,000    2,445,685
   Total .................................              4,686,235
 Korea - 1.18%
 Samsung Electronics (A)  ................     9,300    2,818,819
 Japan - 14.13%
 Alpha Systems, Inc. (A)  ................    12,100    2,652,216
 Benesse Corporation (A)  ................    17,800    1,855,431
 Benesse Corporation, New (A)*  ..........    17,800    1,818,322
 Keyence Corporation (A)  ................     5,500    2,196,785
 Kyocera Corporation (A)  ................    14,900    2,490,833
 NTT Mobile Communications Network,
   Inc. (A) ..............................       120    4,921,578
 Nippon Telegraph and Telephone
   Corporation (A) .......................       160    2,540,672
 ROHM CO., LTD. (A)  .....................     4,400    1,530,248
 SECOM Co., Ltd. (A)  ....................    18,000    1,543,108
 SOFTBANK CORP. (A)  .....................     3,000    2,674,135
 Sony Corporation (A)  ...................    13,000    1,836,337
 Sony Corporation, New (A)*  .............    13,000    1,849,001
 TransCosmos Inc. (A)  ...................     8,850    2,500,243
 Uni-Charm Corporation (A)  ..............    50,000    3,287,871
   Total .................................             33,696,780
 Luxembourg - 0.37%
 Thiel Logistik AG (A)(B)*  ..............    16,000      888,560
 Netherlands - 7.35%
 EQUANT N.V. (A)*  .......................    24,565    2,039,270
 Ordina N.V. (A)*  .......................    58,406    2,069,178
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares (A) ...................    16,860    2,834,790
 QIAGEN N.V. (A)*  .......................    27,450    3,942,506
 Royal Dutch Petroleum Company (A)  ......    43,200    2,523,618
 United Pan-Europe
   Communications N.V. (A)* ..............    87,975    4,113,247
   Total .................................             17,522,609
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Spain - 0.80%
 Tele Pizza, S.A. (A)*  ..................   217,080 $  1,912,258
 Sweden - 4.33%
 A-Com AB (A)*  ..........................    92,000    1,534,808
 Entra Data AB (A)  ......................    60,000    1,842,047
 Framtidsfabriken AB (A)*  ...............   118,000    2,884,484
 Information Highway AB (A)*  ............   444,250    4,065,914
   Total .................................             10,327,253
 Switzerland - 3.49%
 Clariant Limited, Registered Shares (A)       7,000    2,635,314
 Phoenix Mecano AG (A)  ..................     6,882    3,360,707
 Roche Holdings AG (A)  ..................       215    2,335,158
   Total .................................              8,331,179
 United Kingdom - 15.29%
 Allied Zurich p.l.c. (A)  ...............   258,700    2,819,116
 Baltimore Technologies plc (A)*  ........    16,500    2,261,675
 Capita Group plc (The) (A)  .............   142,000    3,637,370
 COLT Telecom Group plc, ADR*  ...........    35,000    6,903,750
 Computacenter plc (A)(B)*  ..............    72,000    1,255,133
 Energis (A)(B)*  ........................    30,500    1,425,119
 Energis plc (A)*  .......................    40,025    1,870,176
 Misys plc (A)  ..........................   157,507    2,214,133
 Reckitt Benckiser plc (A)  ..............   136,690    1,294,782
 Sage Group plc (The) (A)  ...............   200,000    2,260,640
 Sema Group plc (A)  .....................   117,572    2,322,837
 Vodafone AirTouch Public Limited
   Company (A) ........................... 1,474,115    8,213,769
   Total .................................             36,478,500
 United States - 1.24%
 Global TeleSystems Group, Inc.*  ........    75,200    1,541,600
 Magic Software Enterprises Ltd.*  .......    75,000    1,420,313
   Total .................................              2,961,913
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 2000
                                               Shares        Value
 TOTAL COMMON STOCKS - 87.19%                         $208,004,545
 (Cost: $127,733,072)
 PREFERRED STOCKS
Brazil - 1.26%
 Petroleo Brasileiro S.A. - Petrobras (A)  4,720,000    1,278,898
 Telebras S.A., ADR  .....................    11,500    1,721,406
   Total .................................              3,000,304
 Germany - 3.48%
 MLP AG (A)  .............................    14,000    8,311,100
 TOTAL PREFERRED STOCKS - 4.74%                       $ 11,311,404
 (Cost: $4,146,741)
                                            Principal
                                           Amount in
                                           Thousands
 SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.51%
 Rohm and Haas Company,
   6.38%, 4-3-00 .........................    $6,000    5,997,874
  Food and Kindred Products - 1.43%
 General Mills, Inc.,
   5.9875%, Master Note ..................     3,409    3,409,000
  Nondepository Institutions - 0.25%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................       595      595,000
 Total Commercial Paper - 4.19%                         10,001,874
 Commercial Paper (backed by irrevocable bank
 letter of credit)
 Oil and Gas Extraction - 2.39%
 Louis Dreyfus Corp. (Dresdner Bank AG),
   5.97%, 4-4-00 .........................     5,700    5,697,164
 TOTAL SHORT-TERM SECURITIES - 6.58%                 $  15,699,038
 (Cost: $15,699,038)
 TOTAL INVESTMENT SECURITIES - 98.51%                 $235,014,987
 (Cost: $147,578,851)
 CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.49%       3,560,974
 NET ASSETS - 100.00%                                 $238,575,961
                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.96%
 Hertz Corporation (The),
   7.375%, 6-15-01 .......................      $600  $   598,476
 Communication - 3.02%
 Westinghouse Electric Corporation,
   8.875%, 6-1-01 ........................       600      610,956
 Depository Institutions - 7.85%
 Mercantile Bancorporation Inc.,
   7.625%, 10-15-02 ......................       600      601,932
 Society National Bank,
   6.75%, 6-15-03 ........................       275      269,066
 Wells Fargo & Company,
   8.375%, 5-15-02 .......................       700      714,364
   Total .................................              1,585,362
 Electric, Gas and Sanitary Services - 5.63%
 NorAm Energy Corp.,
   6.375%, 11-1-03 .......................       500      480,980
 UtiliCorp United,
   6.875%, 10-1-04 .......................       500      477,450
 WMX Technologies, Inc.,
   7.0%, 5-15-05 .........................       200      178,376
   Total .................................              1,136,806
 Food and Kindred Products - 3.60%
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       734      726,711
 General Merchandise Stores - 2.53%
 J.C. Penney Company, Inc.,
   7.6%, 4-1-07 ..........................       600      510,864
 Industrial Machinery and Equipment - 1.96%
 Black & Decker Corp.,
   7.5%, 4-1-03 ..........................       400      395,632
 Instruments and Related Products - 4.05%
 Baxter International Inc.,
   8.125%, 11-15-01 ......................       350      353,034
 Raytheon Company,
   6.75%, 8-15-07 ........................       500      464,930
   Total .................................                817,964
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 CORPORATE DEBT SECURITIES (Continued)
Insurance Carriers - 1.73%
 Aon Corporation,
   7.4%, 10-1-02 .........................      $350  $   348,866
 Nondepository Institutions - 16.23%
 American General Finance Corporation,
   6.2%, 3-15-03 .........................       500      486,190
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       500      473,800
 Avco Financial Services, Inc.,
   7.375%, 8-15-01 .......................       700      700,651
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................       500      485,945
 General Motors Acceptance Corporation,
   7.0%, 9-15-02 .........................       700      692,699
 Household Finance Corporation,
   9.0%, 9-28-01 .........................       428      437,639
   Total .................................              3,276,924
 Petroleum and Coal Products - 3.15%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................       374      380,791
 USX Corporation,
   9.8%, 7-1-01 ..........................       250      256,143
   Total .................................                636,934
 Railroad Transportation - 5.82%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       588      573,976
 Union Pacific Corporation,
   7.875%, 2-15-02 .......................       600      601,002
   Total .................................              1,174,978
 Transportation Equipment - 2.85%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................       600      574,998
 TOTAL CORPORATE DEBT SECURITIES - 61.38%              $12,395,471
 (Cost: $12,785,169)
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 MUNICIPAL BOND - 1.16%
Kansas
 Kansas Development Finance Authority,
   Health Facilities Revenue Bonds
   (Stormont-Vail HealthCare, Inc.), Taxable,
   7.25%, 11-15-02 .......................      $235  $   235,000
 (Cost: $235,000)
 UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   6.05%, 9-15-20 ........................       383      374,178
   6.5%, 6-15-24 .........................       631      614,631
 Federal National Mortgage Association:
   6.0%, 11-1-00 .........................       128      121,392
   7.95%, 3-7-05 .........................       500      496,170
   6.21%, 8-15-05 ........................       500      473,830
   7.5%, 11-15-06 ........................       500      488,045
   8.0%, 2-1-08 ..........................        87       87,950
   6.5%, 12-1-10 .........................       372      358,179
   6.0%, 1-1-11 ..........................       304      286,098
   6.5%, 2-1-11 ..........................       356      343,192
   7.0%, 5-1-11 ..........................       226      221,532
   7.0%, 7-1-11 ..........................       246      241,288
   7.0%, 9-1-12 ..........................       295      289,892
   6.0%, 11-1-13 .........................       436      410,772
   7.0%, 9-1-14 ..........................       481      472,837
   7.0%, 4-1-26 ..........................       295      283,607
 Government National Mortgage Association:
   6.5%, 10-15-08 ........................       131      126,941
   7.0%, 7-15-10 .........................       219      215,460
   6.5%, 1-15-14 .........................       426      411,450
   7.0%, 4-15-29 .........................       576      559,160
   7.0%, 7-15-29 .........................       394      382,122
 TOTAL UNITED STATES GOVERNMENT SECURITIES - 35.94%    $ 7,258,726
 (Cost: $7,482,713)
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 2000
                                                             Value
 TOTAL SHORT-TERM SECURITIES - 1.16%                   $   234,000
 (Cost: $234,000)
 TOTAL INVESTMENT SECURITIES - 99.64%                  $20,123,197
 (Cost: $20,736,882)
 CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.36%          71,789
 NET ASSETS - 100.00%                                  $20,194,986
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 MUNICIPAL BONDS
ARIZONA - 0.97%
 City of Bullhead City, Arizona, Bullhead
   Parkway Improvement District,
   Improvement Bonds,
   6.1%, 1-1-13 ..........................    $  270   $  275,062
 ARKANSAS - 1.40%
 Baxter County, Arkansas, Industrial Development
   Revenue Refunding Bonds (Aeroquip Corporation
   Project), Series 1993,
   5.8%, 10-1-13 .........................       400      396,500
 COLORADO - 9.34%
 City of Aspen, Colorado, Sales Tax Revenue Bonds,
   Series 1999,
   5.25%, 11-1-15 ........................     1,050    1,006,687
 Boulder County, Colorado, Hospital Development
   Revenue Bonds (Longmont United Hospital
   Project), Series 1997,
   5.6%, 12-1-27 .........................     1,000      836,250
 Colorado Health Facilities Authority, Hospital
   Revenue Bonds (Steamboat Springs Health Care
   Association Project), Series 1997,
   5.75%, 9-15-22 ........................     1,000      805,000
   Total .................................              2,647,937
 DISTRICT OF COLUMBIA - 1.39%
 District of Columbia, Redevelopment Land
   Agency (Washington, D.C.), Sports Arena
   Special Tax Revenue Bonds (Series 1996),
   5.625%, 11-1-10 .......................       390      393,412
 FLORIDA - 2.44%
 Housing Finance Authority of Palm Beach
   County, Florida, Multifamily Housing
   Revenue Bonds (Windsor Park Apartments
   Project), Series 1998A,
   5.9%, 6-1-38 ..........................       750      691,875
 ILLINOIS - 1.62%
 School District Number 116, Champaign County,
   Illinois (Urbana), General Obligation School
   Building Bonds, Series 1999C,
   0.0%, 1-1-11 ..........................       850      460,062
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 MUNICIPAL BONDS (Continued)
INDIANA - 6.57%
 Dyer (Indiana) Redevelopment Authority,
   Economic Development Lease Rental Bonds,
   Series 1999,
   6.5%, 1-15-24 .........................    $1,500 $  1,477,500
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana),
   First Mortgage Bonds, Series 1993A,
   5.5%, 1-15-16 .........................       400      387,500
   Total .................................              1,865,000
 IOWA - 1.22%
 Scott County, Iowa, Refunding Certificates
   of Participation (County Golf Course
   Project, Series 1993),
   6.2%, 5-1-13 ..........................       340      345,100
 MARYLAND - 3.71%
 Montgomery County Revenue Authority
   (Maryland), Golf Course System Revenue
   Bonds, Series 1996A,
   6.125%, 10-1-22 .......................       650      621,563
 Maryland Health and Higher Educational
   Facilities Authority, Project and
   Refunding Revenue Bonds, Doctors Community
   Hospital Issue, Series 1993,
   5.75%, 7-1-13 .........................       500      430,000
   Total .................................              1,051,563
 MASSACHUSETTS - 6.66%
 Massachusetts Health and Educational Facilities
   Authority, Revenue Bonds, Caritas Christi
   Obligated Group Issue, Series A,
   5.625%, 7-1-20 ........................     1,250      989,062
 Massachusetts Industrial Finance Agency,
   Resource Recovery Revenue Refunding Bonds
   (Ogden Haverhill Project), Series 1998A,
   5.5%, 12-1-13 .........................     1,000      898,750
   Total .................................              1,887,812
 MICHIGAN - 5.63%
 Michigan Strategic Fund, Limited Obligation
   Revenue Bonds (Porter Hills Presbyterian
   Village, Inc. Project), Series 1998,
   5.375%, 7-1-28 ........................     1,000      823,750
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 MUNICIPAL BONDS (Continued)
MICHIGAN (Continued)
 City of Flint Hospital Building Authority,
   Revenue Rental Bonds, Series 1998B (Hurley
   Medical Center),
   5.375%, 7-1-18 ........................    $1,000   $  772,500
   Total .................................              1,596,250
 MINNESOTA - 4.75%
City of Victoria, Minnesota, Private School Facility
   Revenue Bonds (Holy Family Catholic High School
   Project), Series 1999A,
   5.6%, 9-1-19 ..........................     1,500    1,346,250
 MISSOURI - 10.82%
 The Industrial Development Authority of the
   County of Taney, Missouri, Hospital Revenue
   Bonds (The Skaggs Community Hospital
   Association), Series 1998,
   5.3%, 5-15-18 .........................     1,860    1,513,575
 Health and Educational Facilities Authority
   of the State of Missouri, Educational Facilities
   Revenue Bonds (Southwest Baptist University
   Project), Series 1998,
   5.375%, 10-1-23 .......................       700      627,375
 Tax Increment Financing Commission of Kansas City,
   Missouri, Tax Increment Refunding and Improvement
   Revenue Bonds (Briarcliff West Project), Series 1999,
   6.1%, 8-1-14 ..........................       500      480,000
 City of Fenton, Missouri, Public Facilities
   Authority, Leasehold Revenue Bonds,
   Series 1997 (City of Fenton, Missouri, Lessee),
   5.25%, 1-1-18 .........................       500      447,500
   Total .................................              3,068,450
 NEBRASKA - 1.84%
 Nebraska Higher Education Loan Program, Inc.,
   Senior Subordinate Bonds, 1993-2
   Series A-5A,
   6.2%, 6-1-13 ..........................       500      522,500
 OKLAHOMA - 4.40%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program),
   1996 Series A,
   7.05%, 9-1-26 .........................       925      974,719
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 MUNICIPAL BONDS (Continued)
OKLAHOMA (Continued)
 Tulsa Public Facilities Authority (Oklahoma):
   Assembly Center Lease Payment Revenue
   Bonds, Refunding Series 1985,
   6.6%, 7-1-14 ..........................    $  200   $  221,000
   Recreational Facilities Revenue Bonds,
   Series 1985,
   6.2%, 11-1-12 .........................        50       51,688
   Total .................................              1,247,407
 PENNSYLVANIA - 5.88%
 Montgomery County Industrial Development
   Authority, Retirement Community Revenue Bonds
   (Adult Communities Total Services, Inc.
   Obligated Group), Series 1996B,
   5.625%, 11-15-12 ......................     1,750    1,669,063
 TENNESSEE - 9.91%
 The Health and Educational Facilities Board
   of the Metropolitan Government of Nashville
   and Davidson County, Tennessee, Multi-Modal
   Interchangeable Rate Health Facility Revenue
   Bonds (Richland Place, Inc. Project),
   Series 1993,
   5.5%, 5-1-23 ..........................     1,955    1,793,713
 Tennessee Housing Development Agency,
   Homeownership Program Bonds, Issue T,
   7.375%, 7-1-23 ........................     1,000    1,017,500
   Total .................................              2,811,213
 TEXAS - 5.97%
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds, 1997 Series D (AMT) TEAMS Structure,
   5.7%, 9-1-29 ..........................     1,000      940,000
 Sabine River Authority of Texas,
   Collateralized Pollution Control
   Revenue Refunding Bonds (Texas
   Utilities Electric Company Project),
   Series 1993B Bonds,
   5.85%, 5-1-22 .........................       800      754,000
   Total .................................              1,694,000
 UTAH - 6.13%
 Tooele County, Utah, Hazardous Waste Treatment
   Revenue Bonds (Union Pacific Corporation/
   USPCI, Inc. Project), Series A,
   5.7%, 11-1-26 .........................     2,000    1,740,000
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 2000
                                            Principal
                                           Amount in
                                           Thousands        Value
 TOTAL MUNICIPAL BONDS - 90.65%                        $25,709,456
 (Cost: $28,001,278)
 SHORT-TERM SECURITIES
 Food and Kindred Products - 9.08%
 General Mills, Inc.,
   5.9875%, Master Note ..................     2,575    2,575,000
  Nondepository Institutions - 0.01%
 PACCAR Financial Corp.,
   6.0329%, Master Note ..................     4,000        4,000
 TOTAL SHORT-TERM SECURITIES - 9.09%                   $ 2,579,000
 (Cost: $2,579,000)
 TOTAL INVESTMENT SECURITIES - 99.74%                  $28,288,456
 (Cost: $30,580,278)
 CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%          74,723
 NET ASSETS - 100.00%                                  $28,363,179
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS
Business Services - 23.20%
 Acxiom Corporation*  ....................    60,000    2,019,375
 America Online, Inc.*  ..................    48,000    3,228,000
 Broadbase Software, Inc.*  ..............    45,000    3,574,687
 CacheFlow Inc.*  ........................    20,000    2,265,000
 CheckFree Holdings Corporation*  ........    27,000    1,906,031
 Clear Channel Communications, Inc.*  ....    20,000    1,381,250
 Critical Path, Inc.*  ...................    28,000    2,379,125
 DoubleClick Inc.*  ......................    40,000    3,746,250
 eBay Inc.*  .............................    16,000    2,815,500
 Getty Images, Inc.*  ....................    66,600    2,395,519
 Inktomi Corporation*  ...................    26,000    5,069,188
 InterNAP Network Services Corporation*  .    50,000    2,307,812
 MemberWorks Incorporated*  ..............    22,000      882,062
 NBC Internet, Inc., Class A*  ...........    30,000    1,291,875
 Netcentives Inc.*  ......................    50,000    1,509,375
 Netopia, Inc.*  .........................    37,250    2,680,836
 Redback Networks*  ......................    20,000    5,966,875
 S1 Corporation*  ........................    45,000    3,857,344
 Sanchez Computer Associates, Inc.*  .....    86,000    3,012,688
 724 Solutions Inc.*  ....................    19,000 $  2,346,500
 ShopNow.com Inc.*  ......................   100,000    1,468,750
 TMP Worldwide Inc.*  ....................    62,400    4,859,400
 Yahoo! Inc.*  ...........................    30,000    5,134,687
   Total .................................             66,098,129
 Chemicals and Allied Products - 3.23%
 Albany Molecular Research, Inc.*  .....    50,000      2,896,875
 Forest Laboratories, Inc.*  ...........    35,000      2,957,500
 Pharmacyclics, Inc.*  .................    60,000      3,339,375
   Total ...............................                9,193,750
 Communication - 3.15%
 COLT Telecom Group plc, ADR*  ...........     8,000    1,578,000
 EchoStar Communications Corporation,
   Class A* ..............................    48,000    3,792,000
 USA Networks, Inc.*  ....................   160,000    3,605,000
   Total .................................              8,975,000
 Computer Programming Services - 4.36%
 Cysive, Inc.*  ..........................    25,875    1,778,906
 Portal Software, Inc.*  .................    77,000    4,386,594
 VeriSign, Inc.*  ........................    20,000    2,988,750
 webMethods, Inc.*  ......................    13,500    3,280,922
   Total .................................             12,435,172
 Depository Institutions - 0.96%
 Concord EFS, Inc.*  .....................   120,000    2,748,750
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 2000
                                              Shares        Value
 COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 22.56%
 Applied Micro Circuits Corporation*  ....    30,000 $  4,500,937
 Broadcom Corporation, Class A*  .........    30,000    7,287,188
 Data Critical Corporation*  .............   100,000    1,456,250
 Finisar Corporation*  ...................    19,500    2,856,750
 Gemstar International Group Limited*  ...    48,000    4,126,500
 Inet Technologies, Inc.*  ...............    50,000    2,648,437
 JDS Uniphase Corporation*  ..............    76,000    9,160,375
 Kopin Corporation*  .....................    25,000    1,717,969
 Micron Technology, Inc.*  ...............    31,000    3,906,000
 Nokia Corporation, Series A, ADR  .......    18,000    3,910,500
 Nortel Networks Corporation  ............    25,000    3,150,000
 Rambus Inc.*  ...........................    45,000   13,211,719
 Sycamore Networks, Inc.*  ...............    30,000    3,866,250
 Wink Communications, Inc.*  .............    75,000    2,493,750
   Total .................................             64,292,625
 Engineering and Management Services - 3.16%
 Gene Logic Inc.*  .......................    40,000    1,675,000
 Incyte Pharmaceuticals, Inc.*  ..........    26,100    2,281,303
 MAXIMUS, Inc.*  .........................    30,000      915,000
 Paychex, Inc.  ..........................    45,000    2,355,469
 Sequenom, Inc.*  ........................    45,000    1,788,750
   Total .................................              9,015,522
 Industrial Machinery and Equipment - 6.60%
 Apple Computer, Inc.*  ..................    30,900    4,195,641
 Crossroads Systems, Inc.*  ..............    10,000    1,033,750
 Foundry Networks, Inc.*  ................    30,000    4,249,687
 Juniper Networks, Inc.*  ................    30,000    7,882,500
 Palm, Inc.*  ............................    32,500    1,457,422
   Total .................................             18,819,000
 Instruments and Related Products - 0.55%
 PE Corporation - Celera Genomics Group* 17,000 1,556,562 Miscellaneous Retail - 1.18%
 Amazon.com, Inc.*  ......................    50,000    3,348,438
 Prepackaged Software - 23.68%
 Allaire Corporation*  ...................    39,000    2,946,937
 Ariba, Inc.*  ...........................    32,000    6,703,000
 BindView Development Corporation*  ......    75,000    2,327,344
 BroadVision, Inc.*  .....................   210,000    9,456,563
 Citrix Systems, Inc.*  ..................    70,000    4,635,312
 E.piphany, Inc.*  .......................    11,100    1,482,197
 eGain Communications Corporation*  ......    40,000    1,598,750
 HNC Software Inc.*  .....................    20,000    1,439,375
 Intuit Inc.*  ...........................    90,000    4,890,937
 Macromedia, Inc.*  ......................    41,000    3,704,094
 MatrixOne, Inc.*  .......................    10,750      429,664
               See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
SCIENCE AND TECHNOLOGY FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Prepackaged Software (Continued)
 NetIQ Corporation*  .....................    56,500 $  3,790,797
 Phone.com, Inc.*  .......................    41,500    6,768,391
 Transaction Systems Architects, Inc.,
   Class A*...............................    26,000      750,750
 Veritas Software Corp.*  ................    60,000    7,760,625
 Vignette Corporation*  ..................    55,000    8,815,469
   Total .................................             67,500,205
 Radio Communication - 1.82%
 Nextel Communications, Inc.*  ...........    35,000    5,187,656
 Telephone Communication - 2.03%
 Illuminet Holdings, Inc.*  ..............    40,000    1,968,750
 Next Level Communications, Inc.*  .......    35,000    3,815,000
   Total .................................              5,783,750
 Wholesale Trade -- Nondurable Goods - 1.64%
 Allscripts, Inc.*  ......................    40,000    2,400,000
 Ventro Corporation*  ....................    40,000    2,263,750
   Total .................................              4,663,750
 TOTAL COMMON STOCKS - 98.12%                         $279,618,309
 (Cost: $134,390,382)
 TOTAL SHORT-TERM SECURITIES - 1.72%                  $  4,902,925
 (Cost: $4,902,925)
 TOTAL INVESTMENT SECURITIES - 99.84%                 $284,521,234
 (Cost: $139,293,307)
 CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.16%         459,983
 NET ASSETS - 100.00%                                 $284,981,217
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS
Amusement and Recreation Services - 2.01%
 Walt Disney Company (The)  ..............   284,700  $11,779,463
 Building Materials and Garden Supplies - 0.66%
 Home Depot, Inc. (The)  .................    60,150    3,879,675
 Business Services - 2.16%
 Aether Systems, Inc.  ...................     8,300    1,510,600
 America Online, Inc.*  ..................    67,600    4,546,100
 Clear Channel Communications, Inc.*  ....    95,800    6,616,187
   Total .................................             12,672,887
 Chemicals and Allied Products - 18.53%
 Air Products and Chemicals, Inc.  .......   139,200    3,958,500
 American Home Products Corporation  .....   130,500    6,998,063
 Biogen, Inc.*  ..........................    36,400    2,541,175
 Bristol-Myers Squibb Company  ...........    45,400    2,621,850
 Dow Chemical Company (The)  .............    55,200    6,292,800
 du Pont (E.I.) de Nemours and Company  ..   159,400    8,428,275
 Forest Laboratories, Inc.*  .............    78,900    6,667,050
 Johnson & Johnson  ......................    71,900    5,037,494
 Lilly (Eli) and Company  ................   102,700    6,470,100
 Merck & Co., Inc.  ......................   123,900    7,697,287
 Pfizer Inc.  ............................   187,300    6,848,156
 Pharmacia & Upjohn, Inc.  ...............   156,700    9,284,475
 Pharmacia Corporation  ..................   232,100   11,953,150
 Schering-Plough Corporation  ............   209,100    7,684,425
 Warner-Lambert Company  .................   168,100   16,389,750
   Total .................................            108,872,550
 Communication - 2.68%
 Cox Communications, Inc., Class A*  .....   203,700    9,879,450
 General Motors Corporation  .............    46,900    5,839,050
   Total .................................             15,718,500
 Depository Institutions - 4.01%
 Bank of America Corporation  ............   166,700    8,741,331
 Chase Manhattan Corporation (The)  ......    71,200    6,207,750
 Citigroup Inc.  .........................   144,675    8,581,036
   Total .................................             23,530,117
 Electronic and Other Electric Equipment - 8.82%
 Analog Devices, Inc.*  ..................   109,400    8,813,537
 General Electric Company  ...............    83,500   12,958,156
 Intel Corporation  ......................   125,300   16,516,106
 Rambus Inc.*  ...........................    46,100   13,534,672
   Total .................................             51,822,471
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Fabricated Metal Products - 0.68%
 Gillette Company (The)  .................   106,550 $  4,015,603
 Food Stores - 3.97%
 Kroger Co. (The)*  ......................   747,900   13,134,994
 Safeway Inc.*  ..........................   224,600   10,163,150
   Total .................................             23,298,144
 Furniture and Fixtures - 0.52%
 Lear Corporation*  ......................   107,500    3,023,437
 Furniture and Home Furnishing Stores - 3.27%
 Best Buy Co., Inc.*  ....................    52,200    4,489,200
 Circuit City Stores, Inc.
   - Circuit City Group ..................   194,900   11,864,538
 Tandy Corporation  ......................    56,300    2,857,225
   Total .................................             19,210,963
 General Merchandise Stores - 1.68%
 Target Corporation  .....................    68,400    5,112,900
 Wal-Mart Stores, Inc.  ..................    85,900    4,767,450
   Total .................................              9,880,350
 Holding and Other Investment Offices - 1.59%
 ABB Ltd. (A)  ...........................    81,050    9,309,929
 Industrial Machinery and Equipment - 8.10%
 Baker Hughes Incorporated  ..............   223,800    6,769,950
 Cisco Systems, Inc.*  ...................   122,000    9,432,125
 Dell Computer Corporation*  .............   207,500   11,198,516
 EMC Corporation*  .......................    84,700   10,587,500
 International Business Machines Corporation  81,400    9,605,200
   Total .................................             47,593,291
 Instruments and Related Products - 3.23%
 Guidant Corporation*  ...................   162,900    9,580,556
 Medtronic, Inc.  ........................   131,900    6,784,606
 Raytheon Company, Class A  ..............   138,999    2,614,919
   Total .................................             18,980,081
 Insurance Carriers - 3.11%
 American International Group, Inc.  .....    73,500    8,048,250
 Aon Corporation  ........................    71,900    2,318,775
 Chubb Corporation (The)  ................   117,300    7,925,081
   Total .................................             18,292,106
 Motion Pictures - 2.06%
 Time Warner Incorporated  ...............   121,200   12,120,000
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Nondepository Institutions - 5.97%
 Associates First Capital Corporation,
   Class A ...............................   586,842 $ 12,580,425
 Fannie Mae  .............................   195,400   11,027,888
 Freddie Mac  ............................   259,300   11,457,819
   Total .................................             35,066,132
 Oil and Gas Extraction - 5.70%
 Anadarko Petroleum Corporation  .........   176,700    6,836,081
 Burlington Resources Incorporated  ......   249,400    9,227,800
 Schlumberger Limited  ...................   164,100   12,553,650
 Transocean Sedco Forex Inc.  ............    95,146    4,882,179
   Total .................................             33,499,710
 Paper and Allied Products - 1.16%
 International Paper Company  ............   159,900    6,835,725
 Petroleum and Coal Products - 2.83%
 Exxon Mobil Corporation  ................   110,784    8,620,380
 Royal Dutch Petroleum Company  ..........   139,400    8,024,213
   Total .................................             16,644,593
 Prepackaged Software - 3.67%
 Microsoft Corporation*  .................   138,500   14,754,578
 Oracle Corporation*  ....................    87,400    6,814,469
   Total .................................             21,569,047
 Primary Metal Industries - 0.97%
 Alcoa Incorporated  .....................    81,400    5,718,350
 Radio Communication - 1.44%
 Vodafone Airtouch Public Limited
   Company, ADR ..........................   152,700    8,484,394
 Security and Commodity Brokers - 0.62%
 Charles Schwab Corporation (The)  .......    63,700    3,618,956
 Telephone Communication - 5.27%
 MCI WORLDCOM, Inc.*  ....................    96,000    4,359,000
 Nippon Telegraph and
   Telephone Corporation (A) .............       330    5,240,136
 SBC Communications Inc.  ................   265,200   11,138,400
 Telefonaktiebolaget LM Ericsson,
   ADR, Class B ..........................   109,000   10,218,750
   Total .................................             30,956,286
 Transportation Equipment - 0.58%
 Lockheed Martin Corporation  ............   165,200    3,376,275
                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 2000
                                               Shares        Value
 COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 2.34%
 Cardinal Health, Inc.  ..................   180,700 $  8,289,613
 Enron Corp.  ............................    73,000    5,465,875
   Total .................................             13,755,488
 TOTAL COMMON STOCKS - 97.63%                         $573,524,523
 (Cost: $371,358,774)
 PREFERRED STOCK - 0.39%
Communication
 Cox Communications, Inc., 7.0% Convertible   35,700 $  2,266,950
 (Cost: $1,785,000)
 TOTAL SHORT-TERM SECURITIES - 2.80%                  $ 16,452,444
 (Cost: $16,452,444)
 TOTAL INVESTMENT SECURITIES - 100.82%                $592,243,917
 (Cost: $389,596,218)
 LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.82%)   (4,799,077)
 NET ASSETS - 100.00%                                 $587,444,840
                 See Notes to Schedules of Investments on page .

WADDELL & REED FUNDS, INC.
MARCH 31, 2000
  Notes to Schedules of Investments
 * No income dividends were paid during the preceding 12 months.
 (A)  Listed on an exchange outside the United States.
 (B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of these securities amounted to $1,440,251 in High Income Fund, or 6.29% of net assets and $10,413,263 in International Growth Fund, or 4.36% of net assets.
 (C) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands Except for Per Share Amounts)
                                     Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
Assets                        ------------   -----------   -----------
 Investment securities--at
   value (Notes 1 and 3)..         $53,536      $818,930       $22,008
 Cash  ...................               1             2             1
 Receivables:
   Fund shares sold ......              99         1,387            11
   Investment securities sold        1,708         4,268           854
   Dividends and interest.              83           153           519
 Prepaid insurance premium             ---             2           ---
                                   -------      --------       -------
    Total assets  ........          55,427       824,742        23,393
Liabilities                        -------      --------       -------
 Payable to Fund shareholders           57         3,697           231
 Payable for investment
   securities purchased ..           2,620         3,330           243
 Accrued service fee -
   Class C (Note 2).......              10           172             5
 Accrued transfer agency and
   dividend disbursing  -
   Class C (Note 2).......               9           130             7
 Accrued distribution
   fee - Class C (Note 2).               1            17           ---
 Dividends payable  ......             ---           ---            20
 Accrued accounting
   services fee (Note 2)..               3             7             1
 Accrued management fee (Note 2)         1            19           ---
 Other  ..................              10            24             3
                                   -------      --------       -------
    Total liabilities  ...            2711         7,396           510
                                   -------      --------       -------
      Total net assets ...         $52,716      $817,346       $22,883
Net Assets                         =======      ========       =======
 $0.01 par value capital stock
   Capital stock .........         $    35      $    377       $    25
   Additional paid-in capital       38,030       426,671        25,369
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment loss  .             (1)           ---           ---
   Accumulated undistributed
    net realized gain (loss)
    on investments  ......           7,248       160,384        (1,214)
   Net unrealized appreciation
    (depreciation) of
    investments  .........           7,404       229,914        (1,297)
                                   -------      --------       -------
    Net assets applicable to
      outstanding units
      of capital .........         $52,716      $817,346       $22,883
                                   =======      ========       =======
Net asset value, redemption and
 offering price per share:
 Class C shares  .........          $15.21        $21.64         $9.27
 Class Y shares  .........          $15.26        $22.65         $9.27
Capital shares outstanding:
 Class C shares  .........           3,432        37,004         2,466
 Class Y shares  .........              33           740             1
Capital shares authorized          500,000       500,000       500,000
*Not shown due to rounding.

                      See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands Except for Per Share Amounts)
                             International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
Assets                        ------------   -----------   -----------
 Investment securities--at
   value (Notes 1 and 3)..        $235,015       $20,123       $28,288
 Cash  ...................               2             1             1
 Receivables:
   Fund shares sold ......             784             6             1
   Investment securities sold       15,119           ---           ---
   Dividends and interest.             252           322           456
 Prepaid insurance premium             ---           ---           ---
                                  --------       -------       -------
    Total assets  ........         251,172        20,452        28,746
Liabilities                       --------       -------       -------
 Payable to Fund shareholders        1,057           227           348
 Payable for investment
   securities purchased ..          11,379           ---           ---
 Accrued service fee -
   Class C (Note 2).......              50             4             6
 Accrued transfer agency and
   dividend disbursing -
   Class C (Note 2).......              44             7             7
 Accrued distribution
   fee - Class C (Note 2).               5           ---             1
 Dividends payable  ......             ---            11            12
 Accrued accounting
   services fee (Note 2)..               4             1             2
 Accrued management fee (Note 2)         6           ---           ---
 Other  ..................              51             7             7
                                  --------       -------       -------
    Total liabilities  ...          12,596           257           383
                                  --------       -------       -------
      Total net assets ...        $238,576       $20,195       $28,363
Net Assets                        ========       =======       =======
 $0.01 par value capital stock
   Capital stock .........        $     83       $    21       $    28
   Additional paid-in capital      116,697        21,063        30,706
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment loss ..           (252)           ---           ---
   Accumulated undistributed
    net realized gain (loss)
    on investments  ......          34,701         (275)           (79)
   Net unrealized appreciation
    (depreciation) of
    investments  .........          87,347         (614)        (2,292)
                                  --------       -------       -------
    Net assets applicable to
      outstanding units
      of capital .........        $238,576       $20,195       $28,363
                                  ========       =======       =======
Net asset value, redemption and
 offering price per share:
 Class C shares  .........          $28.58         $9.76        $10.11
 Class Y shares  .........          $29.86         $9.76        $10.11
Capital shares outstanding:
 Class C shares  .........           8,163         1,944         2,805
 Class Y shares  .........             177           126           ---*
Capital shares authorized          500,000       500,000       500,000

*Not shown due to rounding.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands Except for Per Share Amounts)
                               Science and         Total
                                Technology        Return
                                      Fund          Fund
Assets                        ------------  ------------
 Investment securities--at
   value (Notes 1 and 3)..        $284,521      $592,244
 Cash  ...................               2             1
 Receivables:
   Fund shares sold ......           1,767           432
   Investment securities sold          ---           209
   Dividends and interest.              37           408
 Prepaid insurance premium             ---             2
                                  --------      --------
    Total assets  ........         286,327       593,296
Liabilities                       --------      --------
 Payable to Fund shareholders          832         4,121
 Payable for investment
   securities purchased ..             368         1,446
 Accrued service fee -
   Class C (Note 2).......              63           119
 Accrued transfer agency and
   dividend disbursing -
   Class C (Note 2).......              51           114
 Accrued distribution
   fee - Class C (Note 2).               6            12
 Dividends payable  ......             ---           ---
 Accrued accounting
   services fee (Note 2)..               4             6
 Accrued management fee (Note 2)         7            11
 Other  ..................              15            22
                                  --------      --------
    Total liabilities  ...           1,346         5,851
                                  --------      --------
      Total net assets ...        $284,981      $587,445
Net Assets                        ========      ========
 $0.01 par value capital stock
   Capital stock .........        $     63      $    427
   Additional paid-in capital      134,385       327,515
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment loss ..             ---           (27)
   Accumulated undistributed
    net realized gain (loss)
    on investments  ......           5,305        56,885
   Net unrealized appreciation
    (depreciation) of
    investments  .........         145,228       202,645
                                  --------      --------
    Net assets applicable to
      outstanding units
      of capital .........        $284,981      $587,445
                                  ========      ========
Net asset value, redemption and
 offering price per share:
 Class C shares  .........          $45.03        $13.76
 Class Y shares  .........          $45.36        $14.08
Capital shares outstanding:
 Class C shares  .........           6,282        42,548
 Class Y shares  .........              46           153
Capital shares authorized          500,000       500,000

*Not shown due to rounding.

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                                     Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
Investment Income (Loss)      ------------   -----------   -----------
 Income (Note 1B):
   Interest and amortization       $   800      $  6,820        $2,386
   Dividends .............             191           346             1
                                   -------      --------        ------
    Total income  ........             991         7,166         2,387
                                   -------      --------        ------
 Expenses (Note 2):
   Distribution fee - Class C          298         4,387           192
   Investment management fee           289         5,009           162
   Service fee - Class C..              99         1,451            64
   Transfer agency and dividend
    disbursing - Class C               114         1,247            82
   Registration fees .....              39            75            39
   Accounting services fee              21            67            18
   Custodian fees ........               9            17             4
   Audit fees ............              11            15            10
   Legal fees ............               1            18             2
   Shareholder servicing fee -
    Class Y  .............               1            17           ---*
   Distribution fee - Class Y            1            27           ---*
   Other .................               9           120             6
                                   -------      --------        ------
    Total  ...............             892        12,450           579
    Less expenses in excess of
      voluntary waiver of management
      fee (Note 2) .......             ---           ---           (25)
                                   -------      --------        ------
      Total expenses .....             892        12,450           554
                                   -------      --------        ------
       Net investment income (loss)     99        (5,284)        1,833
                                   -------      --------        ------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities .........           8,830       236,897          (453)
 Realized net loss from foreign
   currency transactions .              (2)          ---           ---
 Realized net gain on forward
   currency contracts                  ---           ---           ---
 Realized net loss on put options      (63)          ---           ---
                                   -------      --------        ------
   Realized net gain (loss)
    on investments  ......           8,765       236,897          (453)
                                   -------      --------        ------
 Unrealized appreciation (depreciation)
   in value of securities during the
   period ................           5,620       112,584        (1,279)
 Unrealized appreciation on
  .options during the period            70           ---           ---
                                   -------      --------        ------
   Unrealized appreciation
    (depreciation)  ......           5,690       112,584        (1,279)
                                   -------      --------        ------
    Net gain (loss) on investments  14,455       349,481        (1,732)
                                   -------      --------        ------
      Net increase (decrease) in net
       assets resulting from
       operations  .......         $14,554      $344,197        $  101

                                   =======      ========        ======

*Not shown due to rounding.
                      See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                             International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
Investment Income (Loss)      ------------   -----------   -----------
 Income (Note 1B):
   Interest and amortization      $    333        $1,480        $2,232
   Dividends .............           1,006           ---           ---
                                  --------        ------        ------
    Total income  ........           1,339         1,480         2,232
                                  --------        ------        ------
 Expenses (Note 2):
   Distribution fee - Class C        1,120           165           284
   Investment management fee         1,275           116           202
   Service fee - Class C..             370            55            94
   Transfer agency and dividend
    disbursing - Class C               430            76            81
   Registration fees .....              57            42            41
   Accounting services fee              42            10            20
   Custodian fees ........             203             3             3
   Audit fees ............              15            12            11
   Legal fees ............               5             1             2
   Shareholder servicing fee -
    Class Y  .............               3             1           ---*
   Distribution fee - Class Y            5             1           ---*
   Other .................              35             5             7
                                  --------        ------        ------
    Total  ...............           3,560           487           745
    Less expenses in excess of
      voluntary waiver of management
      fee (Note 2) .......             ---           (86)          ---
                                  --------        ------        ------
      Total expenses .....           3,560           401           745
                                  --------        ------        ------
       Net investment income (loss) (2,221)        1,079         1,487
                                  --------        ------        ------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities .........          44,714          (122)           48
 Realized net loss from foreign
   currency transactions .            (324)          ---           ---
 Realized net gain on forward
   currency contracts ....              28           ---           ---
 Realized net loss on put options      ---           ---           ---
                                  --------        ------        ------
   Realized net gain (loss)
    on investments  ......          44,418          (122)           48
                                  --------        ------        ------
 Unrealized appreciation (depreciation)
   in value of securities during the
   period ................          66,004          (799)       (4,314)
 Unrealized appreciation on
  .options during the period           ---           ---           ---
                                  --------        ------        ------
   Unrealized appreciation
    (depreciation)  ......         66,004           (799)       (4,314)
                                  --------        ------        ------
    Net gain (loss) on investments 110,422          (921)       (4,266)
                                  --------        ------        ------
      Net increase (decrease) in net
       assets resulting from
       operations  .......        $108,201        $  158       $(2,779)

                                  ========        ======       =======

*Not shown due to rounding.
                      See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                               Science and         Total
                                Technology        Return
                                      Fund          Fund
Investment Income (Loss)      ------------   -----------
 Income (Note 1B):
   Interest and amortization      $    729      $  5,620
   Dividends .............              23         4,521
                                  --------      --------
    Total income  ........             752        10,141
                                  --------      --------
 Expenses (Note 2):
   Distribution fee - Class C        1,086         4,079
   Investment management fee         1,214         3,827
   Service fee - Class C..             343         1,361
   Transfer agency and dividend
    disbursing - Class C               377         1,182
   Registration fees .....              73            62
   Accounting services fee              38            64
   Custodian fees ........              11            47
   Audit fees ............              11            18
   Legal fees ............               4            16
   Shareholder servicing fee -
    Class Y  .............               1             2
   Distribution fee - Class Y          ---*            4
   Other .................              34           114
                                  --------      --------
    Total  ...............           3,192        10,776
    Less expense in excess of
      voluntary waiver of management
      fee (Note 2) .......             ---           ---
                                  --------      --------
      Total expenses .....           3,192        10,776
                                  --------      --------
       Net investment income (loss) (2,440)         (635)
                                  --------      --------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities .........           9,123        67,686
 Realized net loss from foreign
   currency transactions .             ---           (45)
 Realized net gain on forward
   currency contracts ....             ---           ---
 Realized net loss on put options      ---           ---
                                  --------      --------
   Realized net gain (loss)
    on investments  ......           9,123        67,641
                                  --------      --------
 Unrealized appreciation (depreciation)
   in value of securities during the
   period ................         133,188        51,174
 Unrealized appreciation on
  .options during the period           ---           ---
                                  --------      --------
   Unrealized appreciation
    (depreciation)  ......         133,188        51,174
                                  --------      --------
    Net gain (loss) on investments 142,311       118,815
                                  --------      --------
      Net increase (decrease) in net
       assets resulting from
       operations  .......        $139,871      $118,180

                                  ========      ========

*Not shown due to rounding.
                      See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                                     Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
                              ------------   -----------   -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income
    (loss)  ..............         $    99      $ (5,284)      $ 1,833
   Realized net gain (loss)
    on investments  ......           8,765       236,897          (453)
   Unrealized appreciation
    (depreciation)  ......           5,690       112,584        (1,279)
                                   -------      --------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........          14,554       344,197           101
                                   -------      --------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class C  .............            (151)          ---        (1,832)
    Class Y  .............              (4)          ---            (1)
   Realized net gain on
    investment transactions:
    Class C  .............            (981)      (98,873)          ---
    Class Y  .............              (9)       (2,024)          ---
                                   -------      --------       -------
                                    (1,145)     (100,897)       (1,833)
                                   -------      --------       -------
 Capital share transactions
   (Note 5) ..............           8,527       141,492          (818)
                                   -------      --------       -------
   Total increase (decrease)        21,936       384,792        (2,550)
Net Assets
 Beginning of period  ....          30,780       432,554        25,433
                                   -------      --------       -------
 End of period  ..........         $52,716      $817,346       $22,883
                                   =======      ========       =======
 Undistributed net
   investment loss .......             $(1)         $---          $---
                                       ===          ====          ====
 *See "Financial Highlights" on pages  - .
**Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                             International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
                              ------------   -----------   -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income
    (loss)  ..............        $ (2,221)      $ 1,079       $ 1,487
   Realized net gain (loss)
    on investments  ......          44,418          (122)           48
   Unrealized appreciation
    (depreciation)  ......          66,004          (799)       (4,314)
                                  --------       -------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........         108,201           158        (2,779)
                                  --------       -------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class C  .............             ---        (1,045)       (1,487)
    Class Y  .............             ---           (34)          ---**
   Realized net gain on
    investment transactions:
    Class C  .............         (12,763)          ---           (58)
    Class Y  .............            (188)          ---           ---**
                                  --------       -------       -------
                                   (12,951)       (1,079)       (1,545)
                                  --------       -------       -------
 Capital share transactions
   (Note 5) ..............          42,933          (458)      (10,221)
                                  --------       -------       -------
   Total increase (decrease)       138,183        (1,379)      (14,545)
Net Assets
 Beginning of period  ....         100,393        21,574        42,908
                                  --------       -------       -------
 End of period  ..........        $238,576       $20,195       $28,363
                                  ========       =======       =======
 Undistributed net
   investment loss .......           $(252)         $---          $---
                                     =====          ====          ====
 *See "Financial Highlights" on pages  - .
**Not shown due to rounding.
                        See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
                               Science and         Total
                                Technology        Return
                                      Fund          Fund
                              ------------   -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income
    (loss)  ..............       $  (2,440)     $   (635)
   Realized net gain (loss)
    on investments  ......           9,123        67,641
   Unrealized appreciation
    (depreciation)  ......         133,188        51,174
                                  --------      --------
    Net increase (decrease) in
      net assets resulting from
      operations .........         139,871       118,180
                                  --------      --------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class C  .............             ---        (1,151)
    Class Y  .............             ---           (16)
   Realized net gain on
    investment transactions:
    Class C  .............          (1,295)      (18,926)
    Class Y  .............              (9)          (56)
                                  --------      --------
                                    (1,304)      (20,149)
                                  --------      --------
 Capital share transactions
   (Note 5) ..............         101,990       (20,177)
                                  --------      --------
   Total increase (decrease)       240,557        77,854
Net Assets
 Beginning of period  ....          44,424       509,591
                                  --------      --------
 End of period  ..........        $284,981      $587,445
                                  ========      ========
 Undistributed net
   investment loss .......            $---          $(27)
                                      ====          ====
 *See "Financial Highlights" on pages  - .
**Not shown due to rounding.
                        See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
 (In Thousands)                      Asset                        High
                                  Strategy        Growth        Income
                                      Fund          Fund          Fund
                              ------------   -----------   -----------
Increase in Net Assets
 Operations:
   Net investment income
    (loss)  ..............         $   347      $ (3,141)       $1,188
   Realized net gain (loss)
    on investments  ......            (425)       68,630          (761)
   Unrealized appreciation
    (depreciation)  ......             555         7,999          (524)
                                   -------      --------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........             477        73,488           (97)
                                   -------      --------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class B  .............            (358)          ---        (1,188)
    Class Y  .............              (7)          ---           ---
   Realized net gain on
    investment transactions:
    Class B  .............            (628)      (54,879)          (57)
    Class Y  .............              (6)         (130)          ---
                                   -------      --------       -------
                                      (999)      (55,009)       (1,245)
                                   -------      --------       -------
 Capital share transactions
   (Note 5) ..............          11,662        83,928        14,963
                                   -------      --------       -------
   Total increase ........          11,140       102,407        13,621
Net Assets
 Beginning of period  ....          19,640       330,147        11,812
                                   -------      --------       -------
 End of period  ..........         $30,780      $432,554       $25,433
                                   =======      ========       =======
 Undistributed net
   investment income .....              $7          $---          $---
                                        ==          ====          ====
 *See "Financial Highlights" on pages  - .
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)               International      Limited-     Municipal
                                    Growth     Term Bond          Bond
                                      Fund          Fund          Fund
                             -------------   -----------   -----------
Increase in Net Assets
 Operations:
   Net investment income
    (loss)  ..............        $   (474)      $   836        $1,491
   Realized net gain (loss)
    on investments  ......          10,347             2           872
   Unrealized appreciation
    (depreciation)  ......            (381)            2          (539)
                                  --------       -------       -------
    Net increase (decrease) in
      net assets resulting from
      operations .........           9,492           840         1,824
                                  --------       -------       -------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class B  .............             ---          (824)       (1,491)
    Class Y  .............             ---           (12)          ---
   Realized net gain on
    investment transactions:
    Class B  .............          (5,284)          ---        (1,114)
    Class Y  .............             (31)          ---           ---
                                  --------       -------       -------
                                    (5,315)         (836)       (2,605)
                                  --------       -------       -------
 Capital share transactions
   (Note 5) ..............           8,756         3,238         3,666
                                  --------       -------       -------
   Total increase ........          12,933         3,242         2,885
Net Assets
 Beginning of period  ....          87,460        18,332        40,023
                                  --------       -------       -------
 End of period  ..........        $100,393       $21,574       $42,908
                                  ========       =======       =======
 Undistributed net
   investment income .....           $---           $---          $---
                                      ====          ====          ====
 *See "Financial Highlights" on pages  - .
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)                 Science and         Total
                                Technology        Return
                                      Fund          Fund
                              ------------   -----------
Increase in Net Assets
 Operations:
   Net investment income
    (loss)  ..............         $  (234)     $  1,435
   Realized net gain (loss)
    on investments  ......             148        58,725
   Unrealized appreciation
    (depreciation)  ......          10,801       (24,832)
                                   -------      --------
    Net increase (decrease) in
      net assets resulting from
      operations .........          10,715        35,328
                                   -------      --------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class B  .............             ---          (383)
    Class Y  .............             ---            (8)
   Realized net gain on
    investment transactions:
    Class B  .............             ---       (59,613)
    Class Y  .............             ---          (148)
                                   -------      --------
                                       ---       (60,152)
                                   -------      --------
 Capital share transactions
   (Note 5) ..............          26,094        60,502
                                   -------      --------
   Total increase ........          36,809        35,678
Net Assets
 Beginning of period  ....           7,615       473,913
                                   -------      --------
 End of period  ..........         $44,424      $509,591
                                   =======      ========
 Undistributed net
   investment income .....            $---        $1,039
                                      ====        ======
 *See "Financial Highlights" on pages  - .
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                                           period
                                   For the fiscal            from
                                year ended March 31,     4/20/95*
                           ----------------------------------- to
                               2000   1999    1998   1997 3/31/96
                            -------------- -------------- -------
Net asset value,
 beginning of period         $11.20 $11.42   $9.73 $10.15  $10.00
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.03   0.15    0.21   0.23    0.16
 Net realized and
   unrealized gain (loss)
   on investments ..           4.33   0.05    2.16  (0.30)   0.14
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           4.36   0.20    2.37  (0.07)   0.30
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.05) (0.16)  (0.22) (0.21)  (0.15)
 From capital gains           (0.30) (0.26)  (0.46) (0.14)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.35) (0.42)  (0.68) (0.35)  (0.15)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $15.21 $11.20  $11.42  $9.73  $10.15
                             ====== ======  ====== ======  ======
Total return .......          39.60%  1.79%  24.94% -0.86%   3.00%
Net assets, end of
 period (000
 omitted)  .........        $52,208$30,473 $19,415$13,398 $13,221
Ratio of expenses
 to average net
 assets  ...........           2.24%  2.32%   2.44%  2.52%   2.54%**
Ratio of net investment
 income to average
 net assets  .......           0.24%  1.38%   2.02%  2.21%   2.14%**
Portfolio turnover
 rate  .............         204.12%168.17% 220.67%109.92%  75.02%
 (A) See Note 5.
 *Commencement of operations.
**Annualized.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                    For the fiscal         period
                                 year ended March 31,        from
                              -----------------------------12/29/95*
                               2000   1999    1998   1997 to 3/31/96
                            -------------------------------------
Net asset value,
 beginning of
 period  ...........         $11.21 $11.43   $9.73 $10.16  $10.23
                              -----  -----   ----- ------  ------
Income from investment
 operations:
 Net investment
   income...........           0.15   0.26    0.31   0.27    0.07
 Net realized and
   unrealized gain (loss)
   on investments ..           4.33   0.05    2.16  (0.26)  (0.08)
                              -----  -----   ----- ------  ------
Total from investment
 operations  .......           4.48   0.31    2.47   0.01   (0.01)
                              -----  -----   ----- ------  ------
Less distributions:
 From net investment
   income ..........          (0.13) (0.27)  (0.31) (0.30)  (0.06)
 From capital gains           (0.30) (0.26)  (0.46) (0.14)  (0.00)
                              -----  -----   ----- ------  ------
Total distributions           (0.43) (0.53)  (0.77) (0.44)  (0.06)
                              -----  -----   ----- ------  ------
Net asset value,
 end of period  ....         $15.26 $11.21  $11.43  $9.73  $10.16
                             ====== ======  ====== ======  ======
Total return .......          40.85%  2.75%  26.06%  0.05%  -0.25%
Net assets, end of
 period (000
 omitted) ..........           $508   $307    $225   $116      $1
Ratio of expenses
 to average net
 assets  ...........           1.33%  1.45%   1.58%  1.61%   1.95%**
Ratio of net investment
 income to average
 net assets  .......           1.14%  2.25%   2.90%  2.97%   2.34%**
Portfolio turnover
 rate  .............         204.12%168.17% 220.67%109.92%  75.02%***
   *Commencement of operations.
 **Annualized.
***Portfolio turnover is for the period from April 20, 1995 to March 31, 1996.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:*
                           For the fiscal year ended March 31,
                           -----------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $14.74 $14.29  $ 9.08 $10.50  $ 8.45
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   loss ............          (0.18) (0.11)  (0.13) (0.03)  (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          10.22   2.91    5.91  (1.09)   2.25
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          10.04   2.80    5.78  (1.12)   2.24
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (3.14) (2.35)  (0.57) (0.30)  (0.19)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $21.64 $14.74  $14.29 $ 9.08  $10.50
                             ====== ======  ====== ======  ======
Total return .......          73.38% 21.61%  65.37%-10.97%  26.57%
Net assets, end of
 period (000
 omitted)  .........       $800,576$424,612$329,514$198,088$202,557
Ratio of expenses
 to average net
 assets  ...........           2.11%  2.10%   2.13%  2.12%   2.14%
Ratio of net investment
 loss to average
 net assets  .......          -0.90% -0.90%  -1.12% -0.27%  -0.25%
Portfolio turnover
 rate ..............          82.24% 51.41%  33.46% 37.20%  31.84%
 (A) See Note 5.
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*
                                     For the fiscal        For the
                                year ended March 31,  period from
                          ---------------------------------12/29/95**
                               2000   1999    1998   1997 to 3/31/96
                             ------ ------  ------ --------------
Net asset value,
 beginning of
 period  ...........         $15.21 $14.55  $ 9.16 $10.52  $10.11
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.15)  0.00   (0.03)  0.01    0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          10.73   3.01    5.99  (1.07)   0.39
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          10.58   3.01    5.96  (1.06)   0.41
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (3.14) (2.35)  (0.57) (0.30)  (0.00)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $22.65 $15.21  $14.55 $ 9.16  $10.52
                             ====== ======  ====== ======  ======
Total return .......          74.71% 22.73%  66.78%-10.37%   4.11%
Net assets, end of
 period (000
 omitted) ..........        $16,770 $7,942    $633   $264      $1
Ratio of expenses
 to average net
 assets  ...........           1.30%  1.18%   1.30%  1.17%   1.17%***
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.09%  0.08%  -0.30%  0.31%   0.78%***
Portfolio turnover
 rate  .............          82.24% 51.41%  33.46% 37.20%  31.84%***
   *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
HIGH INCOME FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                             For the fiscal        For the
                              year ended          period from
                           ended March 31,        7/31/97*
                           ---------------             to
                               2000   1999         3/31/98
                             ------ ------        ---------
Net asset value,
 beginning of period          $9.94 $10.79         $10.00
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........           0.69   0.63           0.37
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.67) (0.82)          0.79
                             ------ ------         ------
Total from investment
 operations  .......           0.02  (0.19)          1.16
                             ------ ------         ------
Less distributions:
 Declared from net
   investment income          (0.69) (0.63)         (0.37)
 From capital gains           (0.00) (0.03)         (0.00)
                             ------ ------         ------
Total distributions           (0.69) (0.66)         (0.37)
                             ------ ------         ------
Net asset value,
 end of period  ....          $9.27  $9.94         $10.79
                             ====== ======         ======
Total return .......           0.17% -1.72%         11.77%
Net assets, end of
 period (000
 omitted)  .........        $22,877$25,427        $11,812
Ratio of expenses
 to average net
 assets  ...........           2.17%  2.20%          2.52%**
Ratio of net investment
 income to average net
 assets  ...........           7.16%  6.29%          5.98%**
Portfolio
 turnover rate  ....          71.31% 50.98%         67.82%
 (A) See Note 5.
 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                            For the
                            For the         period
                             fiscal           from
                               year       12/30/98*
                              ended             to
                            3/31/00        3/31/99
                           ---------      ---------
Net asset value,
 beginning of period          $9.94          $9.97
                              -----          -----
Income from investment
 operations:
 Net investment
   income ..........           0.77           0.20
 Net realized and
   unrealized gain (loss)
   on investments...          (0.67)          0.00
                              -----          -----
Total from investment
 operations ........           0.10           0.20
                              -----          -----
Less distributions:
 Declared from net
   investment income          (0.77)         (0.20)
 From capital gains           (0.00)         (0.03)
                              -----          -----
Total distributions           (0.77)         (0.23)
                              -----          -----
Net asset value,
 end of period .....          $9.27          $9.94
                              =====          =====
Total return .......           0.94%          2.45%
Net assets, end of
 period (000
 omitted)  .........             $6             $6
Ratio of expenses
 to average net
 assets ............           1.40%          0.26%**
Ratio of net investment
 income to average net
 assets ............           7.85%          8.55%**
Portfolio
 turnover rate .....          71.31%         50.98%**
  *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                            For the fiscal year ended March 31,
                           ------------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $15.58 $15.04  $12.40  $9.94   $9.36
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.34) (0.07)  (0.10) (0.03)   0.08
 Net realized and
   unrealized gain
   on investments ..          15.14   1.55    4.12   2.50    0.63
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          14.80   1.48    4.02   2.47    0.71
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.01)  (0.11)
 In excess of net
   investment income          (0.00) (0.00)  (0.00) (0.00)  (0.02)
 From capital gains           (1.80) (0.94)  (1.38) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (1.80) (0.94)  (1.38) (0.01)  (0.13)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $28.58 $15.58  $15.04 $12.40   $9.94
                             ====== ======  ====== ======  ======
Total return .......          97.89% 10.36%  35.24% 24.85%   7.64%
Net assets, end of
 period (000
 omitted)  .........       $233,280$99,764 $87,041$50,472 $20,874
Ratio of expenses
 to average net
 assets  ...........           2.37%  2.35%   2.35%  2.46%   2.50%
Ratio of net investment
 income (loss) to average
 net assets  .......          -1.48% -0.53%  -0.82% -0.52%   0.63%
Portfolio turnover
 rate  .............         125.71%116.25% 105.11% 94.76%  88.55%
 (A) See Note 5.
*International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                     For the fiscal        For the
                                year ended March 31,  period from
                              ----------------------------12/29/95*
                               2000   1999    1998   1997 to 3/31/96
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of
 period  ...........         $16.08 $15.35  $12.52  $9.95   $9.70
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (1.41)  0.05    0.01   0.02    0.02
 Net realized and
   unrealized gain
   on investments ..          16.99   1.62    4.20   2.56    0.23
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          15.58   1.67    4.21   2.58    0.25
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.01)  (0.00)
 From capital gains           (1.80) (0.94)  (1.38) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (1.80) (0.94)  (1.38) (0.01)  (0.00)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $29.86 $16.08  $15.35 $12.52   $9.95
                             ====== ======  ====== ======  ======
Total return .......          99.74% 11.41%  36.45% 25.93%   2.58%
Net assets, end of
 period (000
 omitted) ..........         $5,296   $629    $419   $227      $7
Ratio of expenses
 to average net
 assets  ...........           1.48%  1.44%   1.51%  1.59%   1.84%**
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.80%  0.36%   0.07%  0.05%   1.07%**
Portfolio turnover
 rate  .............         125.71%116.25% 105.11% 94.76%  88.55%**
  *Commencement of operations.
**Annualized.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                            For the fiscal year ended March 31,
                           -----------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $10.16 $10.14   $9.90 $10.00  $ 9.70
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.47   0.44    0.45   0.44    0.41
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.40)  0.02    0.24  (0.09)   0.30
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.07   0.46    0.69   0.35    0.71
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.47) (0.44)  (0.45) (0.44)  (0.41)
 From capital gains           (0.00) (0.00)  (0.00) (0.01)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.47) (0.44)  (0.45) (0.45)  (0.41)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....          $9.76 $10.16  $10.14  $9.90  $10.00
                             ====== ======  ====== ======  ======
Total return .......           0.73%  4.65%   7.15%  3.52%   7.41%
Net assets, end of
 period (000
 omitted)  .........        $18,966$21,311 $18,148$17,770 $23,682
Ratio of expenses
 to average net
 assets  ...........           1.81%  2.11%   2.12%  2.07%   2.10%
Ratio of net investment
 income to average
 net assets ........           4.75%  4.34%   4.52%  4.40%   4.14%
Portfolio turnover
 rate  .............          37.02% 32.11%  27.37% 23.05%  22.08%
  (A) See Note 5.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                           For the
                                    For the fiscal         period
                                 year ended March 31,        from
                           ---------------------------------12/29/95*
                               2000   1999    1998   1997 to 3/31/96
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of
 period  ...........         $10.16 $10.14   $9.90 $10.00  $10.16
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.57   0.53    0.53   0.52    0.11
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.40)  0.02    0.24  (0.09)  (0.16)
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.17   0.55    0.77   0.43   (0.05)
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.57) (0.53)  (0.53) (0.52)  (0.11)
 From capital gains           (0.00) (0.00)  (0.00) (0.01)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.57) (0.53)  (0.53) (0.53)  (0.11)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....          $9.76 $10.16  $10.14  $9.90  $10.00
                             ====== ======  ====== ======  ======
Total return .......           1.69%  5.60%   7.91%  4.33%  -0.49%
Net assets, end of
 period (000
 omitted)  .........         $1,229   $263    $184   $105      $1
Ratio of expenses
 to average net
 assets  ...........           0.69%  1.20%   1.32%  1.04%   1.18%**
Ratio of net investment
 income to average
 net assets  .......           6.03%  5.25%   5.32%  5.62%   4.70%**
Portfolio turnover
 rate  .............          37.02% 32.11%  27.37% 23.05%  22.08%**
  *Commencement of operations.
**Annualized.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                            For the fiscal year ended March 31,
                           ------------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $11.24 $11.45  $10.74 $10.63  $10.30
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.42   0.42    0.44   0.45    0.43
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (1.11)  0.10    0.71   0.11    0.33
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (0.69)  0.52    1.15   0.56    0.76
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.42) (0.42)  (0.44) (0.45)  (0.43)
 From capital gains           (0.02) (0.31)  (0.00) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.44) (0.73)  (0.44) (0.45)  (0.43)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $10.11 $11.24  $11.45 $10.74  $10.63
                             ====== ======  ====== ======  ======
Total return .......          -6.21%  4.64%  10.89%  5.32%   7.48%
Net assets, end of
 period (000
 omitted)  .........        $28,361$42,906 $40,023$36,618 $33,869
Ratio of expenses
 to average net
 assets  ...........           1.98%  1.88%   1.89%  1.92%   1.93%
Ratio of net investment
 income to average
 net assets  .......           3.94%  3.68%   3.94%  4.18%   4.05%
Portfolio turnover
 rate  .............          16.95% 41.53%  27.86% 34.72%  42.02%
 (A) See Note 5.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                For
                  For the       the     For   For the
                   fiscal    period     the    fiscal      For the
                     year      from  period      year    period from
                    ended12/30/98***  ended     ended    12/29/95*
                  3/31/00to 3/31/996/23/97**  3/31/97    to 3/31/96
                 --------------------------- --------    ------------
Net asset value,
 beginning of period $11.24  $11.58 $10.74     $10.63      $10.94
                     ------ ------ ------      ------      ------
Income from investment
 operations:
 Net investment
   income...........   0.48    0.13   0.10       0.52        0.12
 Net realized and
   unrealized gain (loss)
   on investments ..  (1.11)  (0.03)  0.29       0.11       (0.31)
                     ------ ------ ------      ------      ------
Total from investment
 operations  .......  (0.63)   0.10   0.39       0.63       (0.19)
                     ------ ------ ------      ------      ------
Less distributions:
 Declared from net
   investment income  (0.48)  (0.13) (0.10)    (0.52)       (0.12)
 From capital gains   (0.02)  (0.31) (0.00)    (0.00)       (0.00)
                     ------ ------ ------      ------      ------
Total distributions   (0.50)  (0.44) (0.10)    (0.52)       (0.12)
                     ------ ------ ------      ------      ------
Net asset value,
 end of period  .... $10.11  $11.24 $11.03     $10.74      $10.63
                     ====== ====== ======      ======      ======
Total return .......  -5.69%   0.80%  3.22%     5.96%       -1.80%
Net assets, end of
 period (000
 omitted) ..........     $2      $2      $0        $1          $1
Ratio of expenses
 to average net
 assets  ...........   1.40%   1.00%****4.95%****1.28%       1.18%****
Ratio of net investment
 income to average
 net assets  .......   4.52%   4.40%****4.12%****4.83%       4.33%****
Portfolio turnover
 rate  .............  16.95%  41.53%****27.86%****34.72%    42.02%****
    *Initial commencement of operations.
  **All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.
 ***Recommencement of operations.
****Annualized.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
SCIENCE AND TECHNOLOGY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:
                                 For the           For the
                             fiscal year          period from
                           ended March 31,        7/31/97*
                           ---------------             to
                               2000   1999        3/31/98
                             ------ ------        --------------
Net asset value,
 beginning of period         $17.45 $12.01         $10.00
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   loss ............          (0.95) (0.09)         (0.07)
 Net realized and
   unrealized gain
   on investments ..          28.77   5.53           2.08
                             ------ ------         ------
Total from investment
 operations  .......          27.82   5.44           2.01
Less distributions from
 capital gains  ....          (0.24) (0.00)         (0.00)
                             ------ ------         ------
Net asset value,
 end of period  ....         $45.03 $17.45         $12.01
                             ====== ======         ======
Total return .......         159.75% 45.30%         20.10%
Net assets, end of
 period (000
 omitted)  .........       $282,873$44,371         $7,615
Ratio of expenses
 to average net
 assets  ...........           2.20%  2.57%          3.20%**
Ratio of net investment
 loss to average net
 assets  ...........          -1.68% -1.26%         -1.66%**
Portfolio
 turnover rate  ....          44.19% 51.00%         26.64%
 (A) See Note 5.
 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                             For the        For the
                             fiscal       period from
                               year        6/9/98*
                              ended             to
                            3/31/00        3/31/99
                           ---------      -----------
Net asset value,
 beginning of period         $17.65         $12.20
                             ------         ------
Income from investment
 operations:
 Net investment
   income (loss) ...          (6.09)          0.01
 Net realized and
   unrealized gain
   on investments ..          34.04           5.44
                             ------         ------
Total from investment
 operations  .......          27.95           5.45
                             ------         ------
Less distributions from
 capital gains  ....          (0.24)         (0.00)
                             ------         ------
Net asset value,
 end of period  ....         $45.36         $17.65
                             ======         ======
Total return .......         158.67%         44.67%
Net assets, end of
 period (000
 omitted)  .........         $2,108            $53
Ratio of expenses
 to average net
 assets  ...........           1.36%          0.62%**
Ratio of net investment
 income (loss) to average net
 assets  ...........          -0.96%          0.54%**
Portfolio
 turnover rate  ....          44.19%         51.00%**
  *Commencement of operations.
**Annualized.
                      See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:*
                            For the fiscal year ended March 31,
                           -----------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $11.52 $12.24  $ 9.09  $8.17   $6.37
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....          (0.01)  0.03   (0.02) (0.01)  (0.01)
 Net realized and
   unrealized gain
   on investments ..           2.71   0.82    3.56   0.98    1.84
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           2.70   0.85    3.54   0.97    1.83
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.03) (0.01)  (0.00) (0.00)  (0.00)
 From capital gains           (0.43) (1.56)  (0.39) (0.05)  (0.03)
                              -----  -----   -----  -----   -----
Total distributions           (0.46) (1.57)  (0.39) (0.05)  (0.03)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....         $13.76 $11.52  $12.24  $9.09   $8.17
                             ====== ======  ======  =====  ======
Total return .......          23.98%  7.47%  39.57% 11.93%  28.75%
Net assets, end of
 period (000
 omitted)  .........       $585,293$508,210$472,970$317,453$208,233
Ratio of expenses
 to average net
 assets  ...........           1.98%  1.93%   1.92%  1.95%   1.99%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.12%  0.30%  -0.23% -0.17%  -0.11%
Portfolio turnover
 rate  .............          75.64% 54.73%  36.94% 26.23%  16.78%
 (A) See Note 5.
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*
                                  For the fiscal year      For the
                                 year ended March 31, period from
                           -------------------------------12/29/95**
                               2000   1999    1998  1997to 3/31/96
                             ------ ------  ------ --------------
Net asset value,
 beginning of
 period  ...........         $11.78 $12.46  $ 9.18  $8.19   $7.66
                             ------ ------  ------  -----   -----
Income from investment
 operations:
 Net investment
   income...........           0.06   0.12    0.05   0.02    0.02
 Net realized and
   unrealized gain
   on investments ..           2.80   0.84    3.62   1.02    0.51
                             ------ ------  ------  -----   -----
Total from investment
 operations  .......           2.86   0.96    3.67   1.04    0.53
                             ------ ------  ------  -----   -----
Less distributions:
 From net investment
   income ..........          (0.13) (0.08)  (0.00) (0.00)  (0.00)
 From capital gains           (0.43) (1.56)  (0.39) (0.05)  (0.00)
                             ------ ------  ------  -----   -----
Total distributions           (0.56) (1.64)  (0.39) (0.05)  (0.00)
                             ------ ------  ------  -----   -----
Net asset value,
 end of period  ....         $14.08 $11.78  $12.46  $9.18   $8.19
                             ====== ======  ======  =====   =====
Total return .......          24.96%  8.37%  40.63% 12.69%   6.92%
Net assets, end of
 period (000
 omitted) ..........         $2,152 $1,381    $943   $504     $87
Ratio of expenses
 to average net
 assets  ...........           1.16%  1.15%   1.20%  1.18%   0.96%***
Ratio of net investment
 income to average
 net assets  .......           0.67%  1.10%   0.50%  0.65%   1.04%***
Portfolio turnover
 rate  .............          75.64% 54.73%  36.94% 26.23%  16.78%***
   *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                      See notes to financial statements.

WADDELL & REED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
 Note 1 - Significant Accounting Policies
      Waddell & Reed Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues eight series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid
     and asked prices quoted by major dealers in such stocks.   Restricted
     securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

 B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is net of foreign withholding taxes of $1,271, $43,762, $544 and $73,867 for Asset Strategy Fund, International Growth Fund, Science and Technology Fund and Total Return Fund, respectively. Interest income is recorded on the accrual basis. See
     Note 3 -- Investment Securities Transactions.

 C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

 D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax.
     Accordingly, provision has not been made for Federal income taxes.  See
     Note 4 -- Federal Income Tax Matters.

 E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2000, the following amounts were reclassified:
                                 Increase       Increase
                              (Decrease)     (Decrease)
                             Accumulated    Accumulated
                           Undistributed  Undistributed
                          Net Investment   Net Realized
                                  Income  Capital Gains
                          --------------  -------------
     Asset Strategy Fund      $   49,571    $   (49,571)
     Growth Fund               5,284,323     (5,284,323)
     International Growth
       Fund                    2,335,534     (2,335,534)
     Science and Technology
       Fund                    2,440,287     (2,440,287)
     Total Return Fund           781,086       (781,086)
      Net investment income, net realized gains and net assets were not affected by these changes.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 NOTE 2 -- Investment Management And Payments To Affiliated Persons
      Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:
                                                               Annual
     Fund                     Net Assets Breakpoints          Rate
     -----------------------------------------------------------------
     W&R Asset Strategy Fund  Up to $1 Billion                  .700%
                              Over $1 Billion up to $2 Billion  .650%
                              Over $2 Billion up to $3 Billion  .600%
                              Over $3 Billion                   .550%

      W&R Growth Fund          Up to $1 Billion                  .850%
                              Over $1 Billion up to $2 Billion  .830%
                              Over $2 Billion up to $3 Billion  .800%
                              Over $3 Billion                   .760%
      W&R High Income Fund     Up to $500 Million                .625%
                              Over $500 Million up to $1 Billion .600%
                              Over $1 Billion up to $1.5 Billion .550%
                              Over $1.5 Billion                 .500%
      W&R International        Up to $1 Billion                  .850%
      Growth Fund             Over $1 Billion up to $2 Billion  .830%
                              Over $2 Billion up to $3 Billion  .800%
                              Over $3 Billion                   .760%

      W&R Limited-Term         Up to $500 Million                .500%
      Bond Fund               Over $500 Million up to $1 Billion .450%
                              Over $1 Billion up to $1.5 Billion .400%
                              Over $1.5 Billion                 .350%
      W&R Municipal Bond Fund  Up to $500 Million                .525%
                              Over $500 Million up to $1 Billion .500%
                              Over $1 Billion up to $1.5 Billion .450%
                              Over $1.5 Billion                 .400%
      W&R Science and          Up to $1 Billion                  .850%
      Technology Fund         Over $1 Billion up to $2 Billion  .830%
                              Over $2 Billion up to $3 Billion  .800%
                              Over $3 Billion                   .760%
      W&R Total Return Fund    Up to $1 Billion                  .700%
                              Over $1 Billion up to $2 Billion  .650%
                              Over $2 Billion up to $3 Billion  .600%
                              Over $3 Billion                   .550%
      The fee is accrued and paid daily. However, Waddell & Reed Investment Management Company ("WRIMCO"), the Corporation's investment manager, has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

      The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level               Annual Fee
          (all dollars in millions)       Rate for Each Fund
          ------------------------       -------------------
          From $    0  to $   10                $      0
          From $   10  to $   25                $ 10,000
          From $   25  to $   50                $ 20,000
          From $   50  to $  100                $ 30,000
          From $  100  to $  200                $ 40,000
          From $  200  to $  350                $ 50,000
          From $  350  to $  550                $ 60,000
          From $  550  to $  750                $ 70,000
          From $  750  to $1,000                $ 85,000
               $1,000 and Over                  $100,000
       For Class C shares, each Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. For Class Y shares, each Fund pays WARSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of that Class for the preceding month. Each Fund also reimburses W&R, WRIMCO and WARSCO for certain out-of-pocket costs.

      The Corporation has adopted a 12b-1 plan for both Class C and Class Y shares. Under the Distribution and Service Plan for the Class C shares, W&R, principal underwriter and sole distributor of the Corporation's shares, is compensated in an amount calculated and payable daily up to 1% annually of each of the Fund's Class C average daily net assets. This fee consists of two elements: (i) up to 0.75% of the particular Fund's Class C net asset value for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% of the particular Fund's Class C net asset value may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended March 31, 2000, the Distributor received $3,838,573 in distribution fees and $11,611,936 in service fees. During this same period W&R paid sales commissions of $2,467,632.

      Under a Distribution and Service Plan for Class Y shares adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays W&R daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value. During the period ended March 31, 2000, the Distributor received $38,140 in 12b-1 payments on Class Y shares.

      For Class C shares, a contingent deferred sales charge may be assessed against a shareholder's redemption amount and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. A 1% deferred sales charge will be applied to shares that are sold within twelve months of purchase. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchasedduring the deferred sales charge period. During the period ended March 31,2000, the Distributor received $980,440 in deferred sales charges.

      The Corporation paid Directors' fees of $49,822, which are included in other expenses.

      W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
 NOTE 3 -- Investment Securities Transactions
      Investment securities transactions for the period ended March 31, 2000 are summarized as follows:

                                   Asset                          High

                                Strategy         Growth         Income
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ............... $68,526,297 $  388,188,616    $16,945,968
Purchases of bullion .......     934,404            ---            ---
Purchases of U.S. Government
 securities  ...............  10,985,391            ---            ---
Purchases of short-term
 securities  ...............  86,729,688  3,688,404,136     36,696,255
Purchases of options .......     586,676            ---            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  ....  55,578,544    409,806,773     18,672,062
Proceeds from maturities
 and sales of U.S.
 Government securities  ....  19,751,199            ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ...............  83,611,818  3,634,448,278     36,666,000
Proceeds from options ......      69,835            ---            ---

                            International       Limited-      Municipal
                                  Growth      Term Bond           Bond
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$192,218,024    $ 5,824,927    $ 6,130,162
Purchases of bullion .......         ---            ---            ---
Purchases of U.S. Government
 securities  ...............         ---      2,186,035            ---
Purchases of short-term
 securities  ............... 354,082,969     15,227,911     32,414,982
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  .... 180,898,770      5,822,324     17,703,501
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---      2,136,880            ---
Proceeds from maturities
 and sales of short-term
 securities  ............... 342,351,590     15,325,319     30,881,177


                             Science and          Total
                              Technology         Return
                                    Fund           Fund
                             -----------     ----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$161,290,476 $  295,282,012
Purchases of bullion .......         ---            ---
Purchases of U.S. Government
 securities  ...............         ---     82,734,801
Purchases of short-term
 securities  ............... 380,415,262  1,463,419,572
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  ....  58,215,503    245,561,638
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---    155,766,670
Proceeds from maturities
 and sales of short-term
 securities  ............... 385,191,149  1,476,587,696
      For Federal income tax purposes, cost of investments owned at March 31, 2000 and the related unrealized appreciation (depreciation) were as follows:

                                                              Aggregate
                                                          Appreciation
                            Cost AppreciationDepreciation(Depreciation)
                     ----------- -------------------------------------
Asset Strategy Fund $ 46,131,633 $  9,064,833 $ 1,660,886 $  7,403,947
Growth Fund          589,016,895  267,889,249  37,975,664  229,913,585
High Income Fund      23,305,324      705,949   2,003,177   (1,297,228)
International Growth
 Fund                147,578,851   93,939,400   6,503,264   87,436,136
Limited-Term Bond Fund20,736,882        4,727     618,412     (613,685)
Municipal Bond Fund   30,580,278       89,625   2,381,447   (2,291,822)
Science and Technology
 Fund                139,293,307  155,542,603  10,314,676  145,227,927
Total Return Fund    389,598,527  218,411,698  15,766,308  202,645,390

 NOTE 4 -- Federal Income Tax Matters

      For Federal income tax purposes, Asset Strategy Fund and Science and Technology Fund realized capital gain net income of $8,669,418 and $6,575,181, respectively, during the fiscal year ended March 31, 2000, which included the effect of certain losses recognized from the prior year (see discussion below). For Federal income tax purposes, Growth Fund, International Growth Fund and Total Return Fund realized capital gain net income of $231,612,570, $42,405,551 and $66,904,750, respectively, during the year ended March 31, 2000. For Federal income tax purposes, High Income Fund realized capital losses of $472,930 during the year ended March 31, 2000, which included the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $974,622 at March 31, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $501,692 at March 31, 2007; and $472,930 at March 31, 2008. For Federal income tax purposes, Limited-Term Bond Fund realized no net capital gains or losses for the year ended March 31, 2000, because of the utilization of capital loss carryovers and the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from the prior year (see discussion below). Remaining capital loss carryovers aggregated $147,952 at March 31, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $83,452 at March 31, 2005; and $64,500 at March 31, 2006. For Federal income tax purposes, Municipal Bond Fund realized capital gain net income of $41,809 during the year ended March 31, 2000, which included the effect of certain losses deferred into the next fiscal year (see discussion below). A portion of the capital gain net income of Asset Strategy Fund, Science and Technology Fund, Growth Fund, International Growth Fund, Total Return Fund and Municipal Bond Fund was paid to shareholders during the year ended March 31, 2000. Remaining capital gain net income for Asset Strategy Fund, Science and Technology Fund, Growth Fund, International Growth Fund and Total Return Fund will be distributed to shareholders.

      Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through March 31, 2000, High Income Fund, Limited-Term Bond Fund and Municipal Bond Fund incurred net capital losses of $239,041, $127,534 and $79,105, respectively, which have been deferred to the fiscal year ending March 31, 2001. In addition, during the year ended March 31, 2000, Asset Strategy Fund, Science and Technology Fund, High Income Fund and Limited-Term Bond Fund recognized post-October losses of $477,952, $108,105, $259,064 and $3,090, respectively, that had been deferred from the year ended March 31, 1999.

 NOTE 5 -- Multiclass Operations

      Each Fund within the Corporation is authorized to offer two classes of shares, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a deferred sales charge and are subject to separate Rule 12b-1 Distribution and Service Plans and transfer agency and dividend disbursement services fee structures. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

      Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

      Class B shares were combined with Class C shares effective March 24, 2000 and were redesignated Class C shares.

      Transactions in capital stock for the fiscal year ended March 31, 2000 are summarized below. Amounts are in thousands.

                              Asset                        High
                           Strategy        Growth        Income
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............        1,088         5,238           713
 Class C  ............        3,465        37,161         2,520
 Class Y  ............            7           865           ---*
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............           90         5,558           165
 Class C  ............            1            84             6
 Class Y  ............            1           112           ---*
Shares redeemed:
 Class B  ............       (3,899)      (39,601)       (3,436)
 Class C  ............          (34)         (241)          (59)
 Class Y  ............           (2)         (759)          ---*
                              -----        ------         -----
Increase (decrease) in
 outstanding capital shares
                                717         8,417           (91)
                              =====        ======         =====
Value issued from sale
 of shares:
 Class B  ............      $13,016      $ 85,891       $ 6,880
 Class C  ............       52,539       853,837        23,848
 Class Y  ............           86        15,504             3
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        1,107        96,442         1,580
 Class C  ............           17         1,449            55
 Class Y  ............           13         2,024           ---*
Value redeemed:
 Class B  ............      (57,701)     (895,114)      (32,608)
 Class C  ............         (524)       (5,366)         (573)
 Class Y  ............          (26)      (13,175)           (3)
                            -------      --------       -------
Increase (decrease)in
 outstanding capital
                            $ 8,527      $141,492       $  (818)
                            =======      ========       =======
 *Not shown due to rounding.

                      International      Limited-     Municipal

                             Growth     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............        1,553           786           451
 Class C  ............        8,221         1,991         2,850
 Class Y  ............          218           105           ---
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          542            95           124
 Class C  ............           12             3             3
 Class Y  ............            8             3           ---*
Shares redeemed:
 Class B  ............       (8,498)       (2,979)       (4,391)
 Class C  ............          (71)          (50)          (48)
 Class Y  ............          (88)           (8)          ---
                              -----         -----         -----
Increase (decrease) in
 outstanding capital shares
                              1,897           (54)       (1,011)
                              =====         =====         =====
Value issued from sale
 of shares:
 Class B  ............     $ 29,238       $ 7,845       $ 4,958
 Class C  ............      246,818        19,380        28,818
 Class Y  ............        5,494         1,033           ---
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       12,373           937         1,305
 Class C  ............          280            25            26
 Class Y  ............          188            32           ---*
Value redeemed:
 Class B  ............     (247,001)      (29,147)      (44,833)
 Class C  ............       (2,133)         (486)         (495)
 Class Y  ............       (2,324)          (77)          ---
                           --------        ------      --------
Increase (decrease)in
 outstanding capital
                           $ 42,933        $ (458)     $(10,221)
                           ========        ======      ========
 *Not shown due to rounding.

                        Science and         Total

                         Technology        Return
                               Fund          Fund
                        -----------  ------------
Shares issued from sale
  of shares:
 Class B  ............        3,257         6,120
 Class C  ............        6,359        42,965
 Class Y  ............          148            58
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............           33         1,649
 Class C  ............            2            18
 Class Y  ............          ---*            6
Shares redeemed:
 Class B  ............       (5,834)      (51,879)
 Class C  ............          (79)         (435)
 Class Y  ............         (105)          (28)
                              -----        ------
Increase (decrease) in
 outstanding capital shares
                              3,781        (1,526)
                              =====        ======
Value issued from sale
 of shares:
 Class B  ............     $ 77,915      $ 72,977
 Class C  ............      317,906       593,357
 Class Y  ............        4,519           719
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        1,221        19,693
 Class C  ............           64           212
 Class Y  ............            9            72
Value redeemed:
 Class B  ............     (292,678)     (700,957)
 Class C  ............       (3,731)       (5,907)
 Class Y  ............       (3,235)         (343)
                           --------      --------
Increase (decrease) in
 outstanding capital
                           $101,990      $(20,177)
                           ========      ========
 *Not shown due to rounding.

     Transactions in capital stock for the fiscal year ended March 31, 1999 are summarized below. Dollar amounts are in thousands.

                               Asset                        High
                           Strategy        Growth        Income
                               Fund         Fund*          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............    1,487,385     6,727,339     1,990,704
 Class Y  ............        8,363       471,624           630
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B .............       88,597     4,145,013       121,122
 Class Y  ............        1,139         9,589            10
Shares redeemed:
 Class B  ............     (554,869)   (5,132,051)     (649,483)
 Class Y  ............       (1,755)       (2,501)          ---
                          ---------     ---------     ---------
Increase in outstanding
 capital shares  .....    1,028,860     6,219,013     1,462,983
                          =========     =========     =========
Value issued from sale
 of shares:
 Class B  ............      $16,872       $95,835       $20,234
 Class Y  ............           95         6,879             6
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          981        54,503         1,217
 Class Y  ............           13           130          ---**
Value redeemed:
 Class B  ............       (6,279)      (73,381)       (6,494)
 Class Y  ............          (20)          (38)          ---
                            -------       -------       -------
Increase in outstanding
 capital  ............      $11,662       $83,928       $14,963
                            =======       =======       =======
  *Share transactions prior to June 27, 1998 have been adjusted to effect the 100% stock dividend of June 26, 1998.
**Not shown due to rounding.

                      International      Limited-     Municipal

                             Growth     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............    2,459,922     1,154,374     1,111,959
 Class Y  ............       11,890         8,190           172
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............      366,149        79,341       212,992
 Class Y  ............        2,124         1,036             7
Shares redeemed:
 Class B  ............   (2,210,705)     (925,409)   (1,003,930)
 Class Y  ............       (2,188)       (1,468)          ---
                          ---------     ---------     ---------
Increase in outstanding
 capital shares  .....      627,192       316,064       321,200
                          =========     =========     =========
Value issued from sale
 of shares:
 Class B  ............      $38,406       $11,778       $12,733
 Class Y  ............          192            83             2
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        5,261           808         2,420
 Class Y  ............           31            11           ---**
Value redeemed:
 Class B  ............      (35,100)       (9,427)      (11,489)
 Class Y  ............          (34)          (15)          ---
                            -------       -------       -------
Increase in outstanding
 capital  ............      $ 8,756       $ 3,238       $ 3,666
                            =======       =======       =======
 **Not shown due to rounding.

                        Science and         Total
                         Technology        Return
                               Fund         Fund*
                        -----------  ------------
Shares issued from sale
  of shares:
 Class B  ............    2,150,217    10,022,490
 Class Y  ............        2,993        32,620
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B .............          ---     5,395,830
 Class Y  ............          ---        13,872
Shares redeemed:
 Class B  ............     (240,714)   (9,956,039)
 Class Y  ............          ---        (4,907)
                          ---------     ---------
Increase in outstanding
 capital shares  .....    1,912,496     5,503,866
                          =========     =========
Value issued from sale
 of shares:
 Class B  ............      $29,323      $119,057
 Class Y  ............           47           401
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          ---        59,624
 Class Y  ............          ---           156
Value redeemed:
 Class B  ............       (3,276)     (118,675)
 Class Y  ............          ---           (61)
                            -------      --------
Increase in outstanding
 capital  ............      $26,094      $ 60,502
                            =======      ========
 *Share transactions prior to June 27, 1998 have been adjusted to effect the 100% stock dividend of June 26, 1998.

INDEPENDENT AUDITORS' REPORT

 The Board of Directors and Shareholders,
Waddell & Reed Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Growth Fund, High Income Fund, International Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, Science and Technology Fund, and Total Return Fund (collectively the "Funds") comprising Waddell & Reed Funds, Inc. as of March 31, 2000, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising Waddell & Reed Funds, Inc. as of March 31, 2000, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
--------------------------
Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

                            REGISTRATION STATEMENT
                                    PART C
                              OTHER INFORMATION
23.  Exhibits: Waddell & Reed Funds, Inc.
     (a) Articles of Incorporation, as amended, filed by EDGAR on May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*
          Articles Supplementary, filed by EDGAR on May 16, 1997 as EX-99.B1-wrartsup to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*
          Articles Supplementary (combination of Class B into Class C), filed by EDGAR on April 17, 2000 as EX-99.B(a)wrartsup to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A* Articles Supplementary attached hereto as EX-99.B(a)wrartsup
     (b) Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*
          Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-99.B(b)- wrbylaw2 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*
     (c)  Not applicable
     (d) Investment Management Agreement with amended fee schedule to reflect the addition of Science and Technology Fund and High Income Fund, filed by EDGAR on May 16, 1997 as EX-99.B5-wrima to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*
          Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on April 17, 200 as EX-99.B(d)wrimafee to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*
     (e) Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-99.B6-wrua to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*
     (f)  Not applicable
     (g) Custodian Agreement, as amended, filed by EDGAR on April 30, 1999 as EX-99.B(g)-wrca to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*
          Custodian Agreement, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(g)wrca to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*.
     (h) Shareholder Servicing Agreement, filed by EDGAR on April 30, 1999 as EX-99.B(h)-wrssa to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*
          Accounting Services Agreement filed by EDGAR on October 3, 1995, as EX-99.B9-wrasa to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*
          Fund NAV Application filed by EDGAR on February 3, 1995 as EX-99.B9-wrnavapp to Post-Effective Amendment No. 4 to the Registration

          Statement on Form N-1A*
          Fund Class B Application, as amended, filed by EDGAR on May 16, 1997 as EX-99.B9-wrappcb to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*
          Fund Class Y Application, filed by EDGAR on October 3, 1995, as EX-99.B9-wrappcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*
          Class Y Letter of Understanding, filed by EDGAR on June 27, 1996 as EX-99.B9-wrlou to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*
          Fund NAV application, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(h)wrnavapp to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*
          Fund Class Y application, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(h)wrappcy to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*
          Compensation Table (Exhibit B) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(h)wrssacom to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*
          Fidelity Bond Coverage (Exhibit C) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(h)wrssafid to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*
          Compensation Table (Exhibit B) to the Shareholder Servicing Agreement, as amended, attached hereto as EX-00.B(h)wrssacom
          Fund application (Non-Retirement Plan), as amended, attached hereto as EX-99.B(h)wrappnon
          Fund application (Retirement Plan), as amended, attached hereto as EX-99.B(h)wrappabc
          Fund Application (Institutional) attached hereto as EX-
          99.B(h)wrappnav
          Fund Application (Legend Non-Retirement) attached hereto as EX-99.B(h)wrapplegnon
          Fund Application (Legend Retirement) attached hereto as EX-99.B(h)wrapplegabc
    (i)   Opinion and Consent of Counsel, attached hereto as EX-
          99.B(i)wrlegopn
    (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)wrconsnt
    (k)   Not applicable
    (l) Agreement with initial shareholder, Waddell & Reed, Inc. filed by EDGAR on June 2, 1992 as Exhibit (b)(13) to Pre-Effective Amendment No. 1 to the initial Registration Statement on Form N-1A*.
          Agreement with Initial Shareholder of Waddell & Reed Funds, Inc. Asset Strategy Fund, filed by EDGAR on June 27, 1995 as EX-99.B13-wragree to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

     (m) Distribution and Service Plan for Class B shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcb to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*
          Distribution and Service Plan for Class Y shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*
          Distribution and Service Plan for Class A shares, attached hereto as EX-99.B(m)wrdspca
          Distribution and Service Plan for Class B shares, attached hereto as EX-99.B(m)wrdspcB
     (n)  Not applicable
     (o) Multiple Class Plan, filed by EDGAR on June 27, 1996 as EX-99.B18-wrmcp to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*
          Multiple Class Plan, filed by EDGAR on July 2, 1999 as EX-99.B(o)wrmcp to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*
          Multiple Class Plan, as amended, attached hereto as EX-99.B(o)wrmcp
     (p) Code of Ethics filed by EDGAR on April 17, 2000 as Ex-99.B(p)wrcode to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*
24.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------
     None
25.  Indemnification
     ---------------
     Reference is made to Article 10.2 of the Articles of Incorporation of Registrant, filed by EDGAR on May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*;
     Article IX of the Bylaws, filed by EDGAR on June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*; and Article V of the Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-99.B6-wrua to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.
     Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.
     Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
26.  Business and Other Connections of Investment Manager
     ----------------------------------------------------
     Waddell & Reed Investment Management Company ("WRIMCO") is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.
     Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information ("SAI") of the Registrant The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.
     As to each director and officer of WRIMCO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.
27.  Principal Underwriter and Distributor
     -------------------------------------
     (a) Waddell & Reed, Inc. is the principal underwriter and distributor of the Registrant's shares. It is also the principal underwriter to the following investment companies:
          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          United Small Cap Fund, Inc.
          United Tax-Managed Equity Fund, Inc.
          Advantage I
          Advantage II
          Advantage Plus
          Advantage Gold
     (b) The information contained in the underwriter's application on Form BD, as filed on June 16, 2000 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.
     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

28.  Location of Accounts and Records
     --------------------------------
     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.
29.  Management Services
     -------------------
     There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items 23.(h) and 23.(m) hereof.
30.  Undertakings
     --------------
     Not applicable
---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED ASSET STRATEGY FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED FUNDS, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED NEW CONCEPTS FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., UNITED VANGUARD FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.
Date:  February 9, 2000                 /s/Robert L. Hechler
                                        --------------------------
                                        Robert L. Hechler, President
 /s/Keith A. Tucker          Chairman of the Board       February 9, 2000
-------------------                                     -----------------
Keith A. Tucker
 /s/Robert L. Hechler        President, Principal        February 9, 2000
--------------------        Financial Officer and       -----------------
Robert L. Hechler           Director
 /s/Henry J. Herrmann        Vice President and          February 9, 2000
--------------------        Director                    -----------------
Henry J. Herrmann
 /s/Theodore W. Howard       Vice President, Treasurer   February 9, 2000
--------------------        and Principal Accounting    -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                    February 9, 2000
--------------------                                    -----------------
James M. Concannon
 /s/John A. Dillingham       Director                    February 9, 2000
--------------------                                    -----------------
John A. Dillingham
 /s/David P. Gardner         Director                    February 9, 2000
-------------------                                     -----------------
David P. Gardner
 /s/Linda K. Graves          Director                    February 9, 2000
--------------------                                    -----------------
Linda K. Graves
 /s/Joseph Harroz, Jr.       Director                    February 9, 2000
--------------------                                    -----------------
Joseph Harroz, Jr.
 /s/John F. Hayes            Director                    February 9, 2000
--------------------                                    -----------------
John F. Hayes
 /s/Glendon E. Johnson       Director                    February 9, 2000
--------------------                                    -----------------
Glendon E. Johnson
 /s/William T. Morgan        Director                    February 9, 2000
--------------------                                    -----------------
William T. Morgan

   /s/Ronald C. Reimer         Director                    February 9, 2000
--------------------                                    -----------------
Ronald C. Reimer
 /s/Frank J. Ross, Jr.       Director                    February 9, 2000
--------------------                                    -----------------
Frank J. Ross, Jr.
 /s/Eleanor B. Schwartz      Director                    February 9, 2000
--------------------                                    -----------------
Eleanor B. Schwartz
 /s/Frederick Vogel III      Director                    February 9, 2000
--------------------                                    -----------------
Frederick Vogel III
  Attest:
/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                  SIGNATURES
 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 30th day of June, 2000.
                            WADDELL & REED FUNDS, INC.
                                   (Registrant)
                           By /s/ Robert L. Hechler*
                           ------------------------
                         Robert L. Hechler, President
      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.
      Signatures          Title
     ----------          -----
 /s/Keith A. Tucker*      Chairman of the Board         June 30, 2000
----------------------                                 ----------------
Keith A. Tucker
  /s/Robert L. Hechler*    President, Principal          June 30, 2000
----------------------   Financial Officer and         ----------------
Robert L. Hechler        Director
  /s/Henry J. Herrmann*    Vice President and            June 30, 2000
----------------------   Director                      ----------------
Henry J. Herrmann
  /s/Theodore W. Howard*   Vice President, Treasurer     June 30, 2000
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer
  /s/James M. Concannon*   Director                      June 30, 2000
------------------                                     ----------------
James M. Concannon
  /s/John A. Dillingham*   Director                      June 30, 2000
------------------                                     ----------------
John A. Dillingham

/s/David P. Gardner*     Director                      June 30, 2000
------------------                                     ----------------
David P. Gardner
  /s/Linda K. Graves*      Director                      June 30, 2000
------------------                                     ----------------
Linda K. Graves
  /s/Joseph Harroz, Jr.*   Director                      June 30, 2000
------------------                                     ----------------
Joseph Harroz, Jr.
  /s/John F. Hayes*        Director                      June 30, 2000
-------------------                                    ----------------
John F. Hayes
  /s/Glendon E. Johnson*   Director                      June 30, 2000
-------------------                                    ----------------
Glendon E. Johnson
  /s/William T. Morgan*    Director                      June 30, 2000
-------------------                                    ----------------
William T. Morgan
  /s/Ronald C. Reimer*     Director                      June 30, 2000
------------------                                     ----------------
Ronald C. Reimer
  /s/Frank J. Ross, Jr.*   Director                      June 30, 2000
------------------                                     ----------------
Frank J. Ross, Jr.
  /s/Eleanor B Schwartz*   Director                      June 30, 2000
-------------------                                    ----------------
Eleanor B. Schwartz
  /s/Frederick Vogel III*  Director                      June 30, 2000
-------------------                                    ----------------
Frederick Vogel III
  *By /s/Kristen A. Richards
--------------------------
    Kristen A. Richards
    Attorney-in-Fact
 ATTEST:
   /s/Daniel C. Schulte
-------------------------
   Daniel C. Schulte
   Assistant Secretary